                                                                   EXHIBIT 99.01


                                  RESTATED
                        CERTIFICATE OF INCORPORATION
                                     OF
                             THE TRAVELERS INC.



              The Travelers Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

              The name of the corporation is The Travelers Inc.
(hereinafter the "Corporation") and the date of filing of its original Certificate of Incorporation with the Delaware Secretary of State is March 8, 1988. The name under which the Corporation filed its Certificate of Incorporation is Commercial Credit Group, Inc.

              The text of the Certificate of Incorporation as amended or supplemented heretofore is hereby restated and integrated, but not amended, to read as herein set forth in full:


   FIRST:        The name of the Corporation is:

                             THE TRAVELERS INC.

   SECOND:    The registered office of the Corporation is to be located at the Corporation Trust Center, 1209 Orange Street, in the City of
Wilmington, in the county of New Castle, in the State of Delaware. The name of its registered agent at that address is The Corporation Trust Company.

   THIRD:        The purpose of the Corporation is:

              To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

   FOURTH:    A. The total number of shares of Common Stock which the
Corporation shall have authority to issue is Five Hundred Million
(500,000,000) shares of Common Stock having a par value of one cent ($.01) per share. The total number of shares of Preferred Stock which the Corporation shall have the authority to issue is Thirty Million
(30,000,000) shares having a par value of one dollar ($1.00) per share.

              B. The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

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              (i)    The number of shares constituting that series and the
          distinctive designation of that series.

              (ii) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

              (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

              (iv) Whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

              (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

              (vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

              (vii) The right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation;

              (viii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

              (ix) Any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that series.

          C. Dividends on outstanding shares of Preferred Stock shall be paid, or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on outstanding shares of Common

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Stock.  If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

          D. Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock.

          E. Subject to the provisions of any applicable law or except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation.

          F. Except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, after payment shall have been made to the holders of Preferred Stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

          G. Except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of Preferred Stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution.

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          H.  The issuance of any shares of Common Stock or Preferred Stock authorized hereunder and any other actions permitted to be taken by the Board of Directors pursuant to this Article FOURTH must be authorized by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the entire Board of Directors or by a committee of the Board of Directors constituted by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the entire Board of Directors.

          I. Notwithstanding any other provision of this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of, section B through I of this Article FOURTH.

          J.  8.125% CUMULATIVE PREFERRED STOCK, SERIES A

          1. Designation and Number of Shares. The designation of such series shall be 8.125% Cumulative Preferred Stock, Series A (the "Series A Preferred Stock"), and the number of shares constituting such series shall be 1,200,000. The number of authorized shares of Series A Preferred Stock may be reduced (but not below the number of shares thereof then outstanding) by further resolution duly adopted by the Board of Directors or the Executive Committee and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series A Preferred Stock shall not be increased.

          2. Dividends. Dividends on each share of Series A Preferred Stock shall be cumulative from the date of original issue of such share and shall be payable, when and as declared by the Board of Directors out of funds legally available therefor, in cash on March 1, June 1, September 1 and December 1 of each year, commencing September 1, 1992.

          Each quarterly period beginning on February 15, May 15, August
15 and November 15 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period." If a share of Series A Preferred Stock is outstanding during an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period shall be $5.078125 (or one-fourth of 8.125% of the Liquidation Preference (as defined in Section 7) for such share). If a share of Series A Preferred Stock is outstanding for less than an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period on which such share shall be outstanding shall be the product of $5.078125 multiplied by the ratio (which shall not exceed one) that the number of days that such share was outstanding during such Dividend Period bears to the number of days in such Dividend Period.

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          Each dividend on the shares of Series A Preferred Stock shall be paid to the holders of record of shares of Series A Preferred Stock as they appear on the stock register of the Corporation on such record date, not more than 60 days nor less than 10 days preceding the payment date of such dividend, as shall be fixed in advance by the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed in advance by the Board of Directors.

          If there shall be outstanding shares of any other class or series of preferred stock of the Corporation ranking on a parity as to dividends with the Series A Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series A Preferred Stock or such other class or series of preferred stock, shall make payments ratably upon all outstanding shares of Series A Preferred Stock and such other class or series of preferred stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series A Preferred Stock and such other class or series of preferred stock to the date of such dividend payment.

          Holders of shares of Series A Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on such shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment that is in arrears.

          3. Redemption. The Series A Preferred Stock is not subject to any mandatory redemption pursuant to a sinking fund or otherwise. The Corporation, at its option, may redeem shares of Series A Preferred Stock, as a whole or in part, at any time or from time to time on or after July 28, 1997, at a price of $250 per share, plus accrued and accumulated but unpaid dividends thereon to but excluding the date fixed for redemption (the "Redemption Price").

          If the Corporation shall redeem shares of Series A Preferred Stock pursuant to this Section 3, notice of such redemption shall be given by first class mail, postage prepaid, not less than 30 or more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as shown on the stock register of the Corporation. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series A Preferred Stock to be redeemed and, if less than all such shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the Redemption Price;
(d) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the Redemption Price) dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accrue, and such shares shall no longer be deemed to be outstanding, and all rights of the

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holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease. Upon surrender in accordance with such notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), the Corporation shall redeem such shares at the Redemption Price. If less than all the outstanding shares of Series A Preferred Stock are to be redeemed, the Corporation shall select those shares to be redeemed from outstanding shares of Series A Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors to be equitable.

          The Corporation shall not redeem less than all the outstanding shares of Series A Preferred Stock pursuant to this Section 3, or purchase or acquire any shares of Series A Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series A Preferred Stock, unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series A Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

          4. Shares to be Retired. All shares of Series A Preferred Stock redeemed by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

          5. Conversion or Exchange. The holders of shares of Series A Preferred Stock shall not have any rights to convert any such shares into or exchange any such shares for shares of any other class or series of capital stock of the Corporation.

          6. Voting. Except as otherwise provided in this Section 6 or as otherwise required by law, the Series A Preferred Stock shall have no voting rights.

          If six quarterly dividends (whether or not consecutive) payable on shares of Series A Preferred Stock are in arrears at the time of the record date to determine stockholders for any annual meeting of stockholders of the Corporation, the number of directors of the Corporation shall be increased by two, and the holders of shares of Series A Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) shall be entitled at such annual meeting of stockholders to elect two directors of the Corporation, with the remaining directors of the Corporation to be elected by the holders of shares of any other class or classes or series of stock entitled to vote therefor. In any such election, holders of shares of Series A Preferred Stock shall have one vote for each share held.

          At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of all classes and series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by such single class of its designated Directors. In any election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting.

          Any director who has been elected by the holders of shares of Series A Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) may be removed at any time, with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If a vacancy occurs among the Directors elected by such stockholders voting as a class, other than by removal from office as set forth in the preceding sentence, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

          The voting rights of the holders of the Series A Preferred Stock to elect Directors as set forth above shall continue until all dividend arrearages on the Series A Preferred Stock have been paid or declared and set apart for payment. Upon the termination of such voting rights, the terms of office of all persons who may have been elected pursuant to such voting rights shall immediately terminate, and the number of directors of the Corporation shall be decreased by two.

          Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting separately as a class without regard to series, with the holders of shares of Series A Preferred Stock being entitled to cast one vote per share, the Corporation may not:

              (i) create any class of stock that shall have preference as to dividends or distributions of assets over the Series A Preferred Stock; or

              (ii) alter or change the provisions of the Certificate of Incorporation (including any Certificate of Amendment or Certificate of Designation relating to the Series A Preferred

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          Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series A Preferred Stock;

provided, however, that if such creation or such alteration or change would adversely affect the powers, preferences or rights of one or more, but not all, series of Preferred Stock at the time outstanding, such alteration or change shall require consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class.

          7. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of the Common Stock or of any other shares of stock of the Corporation ranking as to such distribution junior to the Series A Preferred Stock, a liquidating distribution in an amount equal to $250 per share (the "Liquidation Preference") plus an amount equal to any accrued and accumulated but unpaid dividends thereon to the date of final distribution. The holders of the Series A Preferred Stock shall not be entitled to receive the Liquidation Preference and such accrued dividends, however, until the liquidation preference of any other class of stock of the Corporation ranking senior to the Series A Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full.

          If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution are insufficient to pay in full the amounts payable with respect to the Series A Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series A Preferred Stock, the holders of the Series A Preferred Stock and of such other shares shall share ratably in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

          After payment to the holders of the Series A Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the Series A Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

          Consolidation or merger of the Corporation with or into one or more other corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this
Section 7 if the preferences or special voting rights of the holders of shares of Series A Preferred Stock are not impaired thereby.

          8. Limitation on Dividends on Junior Stock. So long as any Series A Preferred Stock shall be outstanding the Corporation shall not

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declare any dividends on the Common Stock or any other stock of the
Corporation ranking as to dividends or distributions of assets junior to the Series A Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than a distribution of Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless the following conditions shall be satisfied at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

              (i) full cumulative dividends shall have been paid or declared and set apart for payment on all outstanding shares of Preferred Stock other than Junior Stock; and

              (ii) the Corporation shall not be in default or in arrears with respect to any sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock;

provided, however, that any funds theretofore deposited in any sinking fund or other similar fund with respect to any Preferred Stock in compliance with the provisions of such sinking fund or other similar fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund or other similar fund regardless of whether at the time of such application full cumulative dividends upon shares of Series A Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment by the Corporation.

       K. 5.50% CONVERTIBLE PREFERRED STOCK, SERIES B

          1. Designation and Number of Shares. The designation of such series shall be 5.50% Convertible Preferred Stock, Series B (the "Series B Convertible Preferred Stock"), and the number of shares constituting such series shall be 2,500,000. The number of authorized shares of Series B Convertible Preferred Stock may be reduced (but not below the number of shares thereof then outstanding) by further resolution duly adopted by the Board of Directors or the Executive Committee and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series B Convertible Preferred Stock shall not be increased.

          2. Dividends. Dividends on each share of Series B Convertible Preferred Stock shall be cumulative from the date of original issue of such share and shall be payable, when and as declared by the Board of Directors


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out of funds legally available therefor, in cash on March 1, June 1,
September 1 and December 1 of each year, commencing September 1, 1993.

          Each quarterly period beginning on February 15, May 15, August
15 and November 15 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period." If a share of Series B Convertible Preferred Stock is outstanding during an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period shall be $.6875 (or one-fourth of 5.50% of the Liquidation Preference (as defined in Section 6) for such share). If a share of Series B Convertible Preferred Stock is outstanding for less than an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Divi-dend Period on which such share shall be outstanding shall be the product of $.6875 multiplied by the ratio (which shall not exceed one) that the number of days that such share was outstanding during such Dividend Period bears to the number of days in such Dividend Period.

          Each dividend on the shares of Series B Convertible Preferred Stock shall be paid to the holders of record of shares of Series B Con-vertible Preferred Stock as they appear on the stock register of the Corporation on such record date, not more than 60 days nor less than 10 days preceding the payment date of such dividend, as shall be fixed in advance by the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed in advance by the Board of Directors.

          If there shall be outstanding shares of any other class or series of preferred stock of the Corporation ranking on a parity as to dividends with the Series B Convertible Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series B Convertible Preferred Stock or such other class or series of preferred stock, shall make payments ratably upon all outstanding shares of Series B Convertible Preferred Stock and such other class or series of preferred stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series B Convertible Preferred Stock and such other class or series of preferred stock to the date of such dividend payment.

          Holders of shares of Series B Convertible Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on such shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment that is in arrears.

          3. Redemption. The Series B Convertible Preferred Stock is not subject to any mandatory redemption pursuant to a sinking fund or otherwise. The Corporation, at its option, may redeem shares of Series B Convertible Preferred Stock, as a whole or in part, at any time or from

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time to time on or after July 30, 1996 at the following redemption prices per share (expressed as a percentage of the Liquidation Preference (as defined in Section 6 hereof)), if redeemed during the 12-month period beginning July 30 of the year indicated:

                 Year       Redemption Price
                 ----       ----------------
                 1996          103.85%
                 1997          103.30%
                 1998          102.75%
                 1999          102.20%
                 2000          101.65%
                 2001          101.10%
                 2002          100.55%

and thereafter at a price of $50.00 per share, plus, in each case, accrued and accumulated but unpaid dividends thereon to but excluding the date fixed for redemption (the "Redemption Price").

          If the Corporation shall redeem shares of Series B Convertible Preferred Stock pursuant to this Section 3, notice of such redemption shall be given by first class mail, postage prepaid, not less than 30 or more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as shown on the stock register of the Corporation. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series B Convertible Preferred Stock to be redeemed and, if less than all such shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the Redemption Price; (d) the place or places where certifi-cates for such shares are to be surrendered for payment of the Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the Redemption Price) dividends on the shares of Series B Convertible Preferred Stock so called for redemption shall cease to accrue, and such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease. Upon surrender in accor-dance with such notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), the Corporation shall redeem such shares at the Redemption Price. If less than all the outstand-ing shares of Series B Convertible Preferred Stock are to be redeemed, the Corporation shall select those shares to be redeemed from outstanding shares of Series B Convertible Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method reasonably determined by the Board of Directors in good faith to be equitable.

          The Corporation shall not redeem less than all the outstanding shares of Series B Convertible Preferred Stock pursuant to this Section 3, or purchase or acquire any shares of Series B Convertible Preferred Stock

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

otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series B Convertible Preferred Stock, unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series B Convertible Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

          4. Shares to be Retired. All shares of Series B Convertible Preferred Stock redeemed by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

          5. Voting. Except as otherwise provided in this Section 5 or as otherwise required by law, the Series B Convertible Preferred Stock shall have no voting rights.

          If six quarterly dividends (whether or not consecutive) payable on shares of Series B Convertible Preferred Stock are in arrears at the time of the record date to determine stockholders for any annual meeting of stockholders of the Corporation, the number of directors of the Corporation shall be increased by two, and the holders of shares of Series B Convertible Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) shall be enti-tled at such annual meeting of stockholders to elect two directors of the Corporation, with the remaining directors of the Corporation to be elected by the holders of shares of any other class or classes or series of stock entitled to vote therefor. In any such election, holders of shares of Series B Convertible Preferred Stock shall have one vote for each share held.

          At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of all classes and series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by such single class of its designated Directors. In any election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting.

          Any director who has been elected by the holders of shares of Series B Convertible Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) may be removed at any time, with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If a vacancy occurs among the Directors elected by such stockholders voting as a class, other than by removal from office as set forth in the preceding sentence, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

          The voting rights of the holders of the Series B Convertible Preferred Stock to elect Directors as set forth above shall continue until all dividend arrearages on the Series B Convertible Preferred Stock have been paid or declared and set apart for payment. Upon the termination of such voting rights, the terms of office of all persons who may have been elected pursuant to such voting rights shall immediately terminate, and the number of directors of the Corporation shall be decreased by two.

          Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting separately as a class without regard to series, with the holders of shares of Series B Convertible Preferred Stock being entitled to cast one vote per share, the Corporation may not:

              (i) create any class of stock that shall have preference as to dividends or distributions of assets over the Series B Convertible Preferred Stock; or

              (ii) alter or change the provisions of the Certificate of Incorporation (including any Certificate of Amendment or Certif-icate of Designation relating to the Series B Convertible Pre-ferred Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series B Convertible Pre-ferred Stock;

provided, however, that if such creation or such alteration or change would adversely affect the powers, preferences or rights of one or more, but not all, series of Preferred Stock at the time outstanding, such alteration or change shall require consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class.

          6. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, voluntary or involuntary, the holders of Series B Convertible Preferred Stock shall be entitled to re-ceive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of the Common Stock or of any other shares of stock of the Corporation ranking as to such distribution junior to the Series B Convert-ible Preferred Stock, a liquidating distribution in an amount equal to

$50.00 per share (the "Liquidation Preference") plus an amount equal to any accrued and accumulated but unpaid dividends thereon to the date of final distribution. The holders of the Series B Convertible Preferred Stock shall not be entitled to receive the Liquidation Preference and such accrued dividends, however, until the liquidation preference of any other class of stock of the Corporation ranking senior to the Series B Con-vertible Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full.

          If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution are insufficient to pay in full the amounts payable with respect to the Series B Convertible Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series B Convertible Preferred Stock, the holders of the Series B Convertible Pre-ferred Stock and of such other shares shall share ratably in any distribution of assets of the Corporation in proportion to the full respec-tive preferential amounts to which they are entitled.

          After payment to the holders of the Series B Convertible Pre-ferred Stock of the full preferential amounts provided for in this Section 6, the holders of the Series B Convertible Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

          Consolidation or merger of the Corporation with or into one or more other corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this
Section 6 if the preferences or special voting rights of the holders of shares of Series B Convertible Preferred Stock are not impaired thereby.

          7. Limitation on Dividends on Junior Stock. So long as any Series B Convertible Preferred Stock shall be outstanding, the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the Series B Convertible Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than a distribution of Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless the following conditions shall be satisfied at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

              (i) full cumulative dividends shall have been paid or de-clared and set apart for payment on all outstanding shares of Preferred Stock other than Junior Stock; and

              (ii) the Corporation shall not be in default or in arrears with respect to any sinking fund or other similar fund or agree-ment for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock;

provided, however, that any funds theretofore deposited in any sinking fund or other similar fund with respect to any Preferred Stock in compliance with the provisions of such sinking fund or other similar fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund or other similar fund re-gardless of whether at the time of such application full cumulative dividends upon shares of Series B Convertible Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment by the Corporation.

          8. Conversion Rights. The shares of Series B Convertible Pre-ferred Stock shall be convertible, in whole or in part, at the option of the holder(s) thereof, into shares of Common Stock subject to the following terms and conditions:

              (a) The shares of Series B Convertible Preferred Stock shall be convertible at the office of any transfer agent of the Corporation, and at such other office or offices, if any, as the Board of Directors may designate, into fully paid and nonassess-able shares (calculated as to each conversion to the nearest 1/100 of a share) of common stock, $.01 par value per share, of the Corporation ("Common Stock") at the rate of that number of shares of Common Stock for each share of Series B Convertible Preferred Stock that is equal to $50.00 divided by the Conver-sion Price applicable per share of Common Stock at the time of conversion (the "Conversion Price"). The Conversion Price shall initially be $49.00. The Conversion Price shall be adjusted in certain instances as provided below.

              (b) In order to convert shares of Series B Convertible Preferred Stock into Common Stock, the holder thereof shall surrender the certificate or certificates evidencing such shares of Series B Convertible Preferred Stock at the office of the transfer agent for the Series B Convertible Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corpora-tion or in blank, accompanied by (i) an irrevocable written notice to the Corporation that the holder elects so to convert such shares of Series B Convertible Preferred Stock and specify-ing the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued and (ii) if required pursuant to paragraph (p) of this Section 8, an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corpora-tion demonstrating that such taxes have been paid).

                 A payment or adjustment shall not be made by the Corpora-tion upon any conversion on account of any dividends accrued on the shares of Series B Convertible Preferred Stock surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

                 Shares of Series B Convertible Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of the surrender of such shares for conversion in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Corporation shall issue and shall deliver at such office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case shares of Series B Convertible Preferred Stock are called for redemption, the right to convert such shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the Redemption Price.

              (c) In case the Corporation shall pay or make a dividend or other distribution on any class of capital stock of the Corporation in Common Stock, the Conversion Price in effect at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distri-bution shall be reduced to a price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective at the opening of business on the day following the date fixed for such deter-mination. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjust-ed to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such dividend or other distribution had not been fixed, but such subsequent adjustment shall not affect the number of shares of Common Stock issued upon any conversion of the Series B Convertible Preferred Stock prior to the date such subsequent adjustment is made. For the purposes of this para-graph (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

              (d) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Average Market Price (as defined below) of Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price in ef-fect at the close of business on the date fixed for such determination shall be reduced to a price determined by multi-plying such Conversion Price by a fraction of which the numera-tor shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Average Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective at the opening of business on the day following the date fixed for such determination. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Con-version Price shall again be adjusted to be the Conversion Price which would then be in effect if the date fixed for the determi-nation of stockholders entitled to receive such rights or war-rants had not been fixed, but such subsequent adjustment shall not affect the number of shares of Common Stock issued upon any conversion of the Series B Convertible Preferred Stock prior to the date such subsequent adjustment is made. For the purposes of this paragraph (d), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. As used herein the term "Average Market Price" of the Common Stock shall mean the average of the daily reported closing sales prices, regular way, per share of the Common Stock on the New York Stock Exchange (the "NYSE") or, if the Common Stock is not principally traded on the NYSE, such other market on which the Common Stock is listed or principally traded, for the 10 consecutive trading days prior to the date of determination.

              (e) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the close of business on the date upon which such subdivision becomes effective shall be propor-tionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the close of business on the date upon which such combination be-comes effective shall be proportionately increased, such reduc-tion or increase, as the case may be, to become effective at the opening of business on the day following the date upon which such subdivision or combination becomes effective.

              (f) In case the Corporation shall, by dividend or other-wise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding
          (i) any rights or warrants referred to in paragraph (d) of this
          Section 8, (ii) any dividend or distribution paid in cash or other property out of the retained earnings of the Corporation and (iii) any dividend or distribution referred to in paragraph
          (c) of this Section 8), then either (at the option of the Corpo-ration) (A) the Corporation shall elect to include in such distribution the holders of Series B Convertible Preferred Stock (as of the record date for such distribution) as if such holders had converted all shares of Series B Convertible Preferred Stock into Common Stock immediately prior to such record date (such conversion assumed to be made at the Conversion Price in effect without regard to the adjustment provided in the following clause (B)), or (B) the Conversion Price shall be reduced to a price determined by multiplying the Conversion Price in effect at the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Average Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as reasonably determined in good faith by the Board of Directors) on such date of the portion of the assets or evidences of indebtedness so to be distributed applicable to one share of Common Stock and the denominator shall be such Average Market Price per share of the Common Stock, such adjustment to become effective at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such dividend or other distribution had not been fixed, but such subsequent adjustment shall not affect the number of shares of Common Stock issued upon any conversion of the Series B Convertible Preferred Stock prior to the date such subsequent adjustment is made. If the Corporation makes an election under clause (A) of this paragraph (f) with respect to any such distribution payable on the Series B Convertible Preferred Stock (an "Elected Corporation Dividend"), the Corporation may in lieu of such distribution elect to pay to the holder of any share of Series B Convertible Preferred Stock the fair market value (determined as provided above) of such Elected Corporation Dividend in cash (the "Cash Equivalent").

              (g) The reclassification (including any reclassification upon a consolidation or merger in which the Corporation is the continuing corporation, but not including any transactions for which an adjustment is provided in paragraph (i) below) of Common Stock into securities including other than Common Stock shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (f) of this
          Section 8) and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the date upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the date upon which such subdivision or combi-nation becomes effective" within the meaning of paragraph (e) of this Section 8).

              (h) The Corporation may make such reductions in the Con-version Price, in addition to those required by paragraphs (c),
          (d), (e), (f) and (g) above, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

              (i) In case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation, part-nership, joint venture, association or other entity (a "Per-son"), any merger of another Person into the Corporation (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Corporation, then each share of Series B Convertible Preferred Stock shall be convertible only into the kind and amount (if any) of securities, cash or other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock into which such share of Series B Convertible Preferred Stock was convertible immediately prior to such consolidation, merger, sale or trans-fer. The above provisions of this paragraph (i) shall similarly apply to successive consolidations, mergers, sales or transfers.

              (j) No adjustment in the Conversion Price shall be re-quired unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this subpara-graph (j) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

              (k) Notwithstanding any other provision of this Section 8, no adjustment to the Conversion Price shall reduce the Conver-sion Price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the Conversion Price to such par value.

              (l) Whenever the Conversion Price is adjusted as herein provided the Corporation shall compute the adjusted Conversion Price in accordance with this Section 8 and shall prepare a certificate signed by the Treasurer of the Corporation setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent or agents for the Series B Convertible Preferred Stock and a copy mailed as soon as practicable to the holders of record of the shares of Series B Convertible Preferred Stock.

              (m)    In case:

              (i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its retained earnings; or

              (ii) the Corporation shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

              (iii) of any reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

              (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

          then, in any such case, the Corporation shall cause to be filed with the transfer agent or agents, if any, for the Series B Convertible Preferred Stock, and shall cause to be mailed to the holders of record of the outstanding shares of Series B Convert-ible Preferred Stock, at least 30 days (or 15 days in any case specified in clause (i) or (ii) above) prior to the applicable record or effective date hereinafter specified, a notice stating
          (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, trans-fer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

              (n) The Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of shares of Series B Convertible Preferred Stock, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series B Convertible Preferred Stock then outstanding.

              (o) No fractional shares of Common Stock shall be issued upon conversion, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock (as determined in good faith by the Board of Directors or in any manner prescribed by the Board of Directors) at the close of business on the day of conversion.


              (p) The Corporation will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Series B Convertible Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation that such tax has been paid.

              (q) For the purpose of this Section 8, the term "Common Stock" shall include any stock of any class of the Corporation which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquida-tion, dissolution or winding up of the Corporation and which is not subject to redemption by the Corporation. However, shares issuable on conversion of shares of Series B Convertible Pre-ferred Stock shall include only shares of the class designated as Common Stock of the Corporation as of July 31, 1993, or shares of any class or classes resulting from any reclassifica-tion or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

              (r) In any case in which this Section 8 shall require that an adjustment shall become effective on the day following a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Series B Convertible Preferred Stock, if such share is con-verted after such record date and before the occurrence of such event, the additional Common Stock (and associated Elected Corporation Dividend or Cash Equivalent, if any) issuable upon such conversion by reason of the adjustment required by such event over and above Common Stock (and associated Elected Corpo-ration Dividend or Cash Equivalent, if any) issuable upon such conversion before giving effect to such adjustment and (ii) pay-ing to such holders any amount in cash in lieu of a fractional share of Common Stock pursuant to paragraph (p) of this Section 8; provided that upon request of any such holder, the Corpo-ration shall deliver to such holder a due bill or other ap-propriate instrument evidencing such holder's right to receive such additional Common Stock and such cash, upon the occurrence of the event requiring such adjustment.

          9. Sinking Fund. The Series B Convertible Preferred Stock shall not be subject to any right of mandatory payment or prepayment (except for liquidation, dissolution or winding up of the Corporation) or to any sinking fund.

          10. Ranking. The Series B Convertible Preferred Stock shall rank on a parity with the Corporation's 8.125% Cumulative Preferred Stock, Series A and $45,000 Cumulative Redeemable Preferred Stock, Series Z with respect to dividends and distributions of assets upon liquidation, dissolution or winding up of the Corporation.

          11. Exchanges. Certificates representing shares of Series B Convertible Preferred Stock shall be exchangeable, at the option of the holder, for a new certificate or certificates of the same or different denominations representing in the aggregate the same number of shares of Series B Convertible Preferred Stock.

       L. $ 4.53 ESOP CONVERTIBLE PREFERRED STOCK, SERIES C

              1. Designation, Issuance and Transfer. (a) There shall be a series of Preferred Stock, the designation of which shall be "$4.53 ESOP Convertible Preferred Stock, Series C" (hereinafter called the "Series C Preferred Stock") and the number of authorized shares constituting the Series C Preferred Stock shall be eight million (8,000,000). Shares of the Series C Preferred Stock shall have a stated value of $53.25 per share. The number of authorized shares of the Series C Preferred Stock may be reduced by resolution duly adopted by the Board of Directors, or by a duly authorized committee thereof, and by the filing, pursuant to the provisions of the General Corporation Law of the State of Delaware, of a certificate of amendment to the Certificate of Incorporation of the Corporation, as theretofore amended, stating that such reduction has been so authorized, but the number of authorized shares of the Series C Preferred Stock shall not be increased.

              (b) Shares of Series C Preferred Stock shall be issued only to Shawmut Bank Connecticut, National Association, as trustee (the "Trustee") acting on behalf of the employee stock ownership feature of The Travelers Savings, Investment and Stock Ownership Plan, as amended from time to time or any successor to such plan (the "Plan"), or any successor trustee under the Plan. In the event of any transfer of shares of Series C Preferred Stock to any person other than the Trustee, other than a pledge of the shares of Series C Preferred Stock by the Trust in connection with the financing or refinancing of the purchase by the Trustee of shares of $4.53 Series A ESOP Convertible Preference Stock (without par value) of The Travelers Corporation (the "Series A Preference Stock"; such shares of Series A Preference Stock having been assumed by the Corporation and become shares of Series C Preferred Stock pursuant to the terms of such Series A Preference Stock) or of shares of Series C Preferred Stock, the shares of the Series C Preferred Stock so transferred, upon such transfer and without any further action by the Corporation or the holder, shall be automatically converted into shares of Common Stock on the terms otherwise provided for the conversion of shares of Series C Preferred Stock into shares of Common Stock pursuant to paragraph 4 of this Section L and no such transferee shall have any of the voting powers, preferences or rights of shares of Series C Preferred Stock hereunder, but rather, only the powers and rights pertaining to the Common Stock into which such shares of Series C Preferred Stock shall be so converted. Notwithstanding the foregoing provisions of this paragraph 1(b), shares of Series C Preferred Stock may be converted into shares of Common Stock as provided by paragraph 4 of this Section L and the shares of Common Stock issued upon such conversion may be transferred by the holder thereof as permitted by law.

              2. Dividend Rate. (a) Dividends on each share of the Series C Preferred Stock shall accrue from the date of its original issue (for purposes of this paragraph 2(a), the date of original issue of the Series C Preferred Stock shall be the date of commencement of the full quarterly period ending April 1, 1994) in the amount of $4.53 per annum per share (the "Rate"). Such dividends shall be cumulative from the date of original issue and shall be payable, when and as declared by the Board of Directors, out of assets legally available for such purpose, on January 1, April 1, July 1 and October 1 of each year, commencing April 1, 1994 (each such date being hereinafter individually a "Dividend Payment Date" and collectively the "Dividend Payment Dates"), except that if such date is a Sunday or legal holiday then such dividend shall be payable on the first immediately succeeding calendar day which is not a Sunday or legal holiday. Each such dividend shall be paid to the holders of record of shares of the Series C Preferred Stock as they appear on the books of the Corporation on such Dividend Payment Date, or such other date as shall be fixed by the Board of Directors as the record date. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on the payment date (which payment date may be fixed by the Board of Directors as the record date), or such other date as may be fixed by the Board of Directors as the record date.

              (b) Except as hereinafter provided, no dividends shall be declared or paid or set apart for payment on Preferred Stock of any other series ranking on a parity with the Series C Preferred Stock as to dividends and upon liquidation for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series C Preferred Stock through the latest Dividend Payment Date. When dividends are not paid in full, as aforesaid, upon the shares of the Series C Preferred Stock and any such other series of Preferred Stock, all dividends declared upon shares of the Series C Preferred Stock and such other series of Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series C Preferred Stock and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series C Preferred Stock and such other series of Preferred Stock bear to each other. Holders of shares of the Series C Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Series C Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series C Preferred Stock which may be in arrears.

              (c) So long as any shares of the Series C Preferred Stock are outstanding, no dividend (other than a dividend in Common Stock or in any other stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends and upon liquidation and other than as provided in paragraph 2(b) of this Section L) shall be declared or paid or set aside for payment, and no other distribution shall be declared or made upon the Common Stock or upon any other stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with the Series C Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends and upon liquidation), unless, in each case, the full cumulative dividends on all outstanding shares of the Series C Preferred Stock shall have been paid or contemporaneously are declared and paid through the latest Dividend Payment Date.

              (d) Dividends payable on the Series C Preferred Stock for any full quarterly period shall be computed by dividing the Rate by four (for purposes of this paragraph 2(d), the Series C Preferred Stock shall be deemed to have been outstanding for the full quarterly period ending April 1, 1994). Subject to the preceding sentence, dividends payable on the Series C Preferred Stock for any period less than a full quarterly period shall be computed on the basis of a 360-day year of 30-day months.

              3. Redemption. (a) The shares of Series C Preferred Stock shall not be redeemable before January 1, 1998 except as set forth in paragraphs 3(b), 3(c), 3(d) and 3(e) of this Section L. On or after January 1, 1998, the Corporation, at its sole option, may redeem the Series C Preferred Stock as a whole or in part at a price of $53.25 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

              (b) The shares of Series C Preferred Stock shall be redeemable by the Corporation, at its sole option, at any time and from time to time if there is a change in the Federal tax law of the United States of America which has the effect of precluding the Corporation from claiming any of the tax deductions for dividends paid on the Series C Preferred Stock when such dividends are used as provided under Section 404(k)(2) of the Internal Revenue Code of 1986, as amended, and as in effect on the date shares of Series C Preferred Stock are initially issued (for this purpose, such date of initial issuance being the date of the original issuance of the Series A Preference Stock), at the higher of (i) $53.25 per share plus accrued and unpaid dividends thereon to the date fixed for redemption or (ii) the fair market value per share of the Series C Preferred Stock as determined by an independent appraiser, appointed by the Trustee in accordance with the provisions of the Plan, as of the most recent Valuation Date, as defined in the Plan.

              (c) The shares of Series C Preferred Stock shall be redeemable in whole at any time upon the commencement of any action by a governmental authority having jurisdiction which may result in the divestiture or other material change in the business of the Corporation or any subsidiary by reason of the issuance of the Series C Preferred Stock. At such time as the shares of Series C Preferred Stock shall be redeemable pursuant to this paragraph 3(c), the Corporation, at its sole option, may redeem the Series C Preferred Stock at the following redemption prices per share plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

            If redeemed during the twelve-month period beginning January 1,


                Year       Price
                ----       -----
                1994       $55.52
                1995       $54.95
                1996       $54.38
                1997       $53.82

            and $53.25 if redeemed on or after January 1, 1998.

                (d) The shares of Series C Preferred Stock shall be redeemed by the Corporation at a redemption price which shall be the higher of (i) $53.25 per share plus accrued and unpaid dividends thereon to the date fixed for redemption or (ii) the fair market value per share of the Series C Preferred Stock as determined by an independent appraiser appointed by the Trustee in accordance with the provisions of the Plan, as of the most recent Valuation Date, as defined in the Plan, at the option of the holder, at any time and from time to time upon notice to the Corporation given not less than five business days prior to the date fixed by the holder in such notice for such redemption, upon certification by such holder to the Corporation, when and to the extent necessary for such holder to provide for distributions required to be made to participants under, or to satisfy an investment election provided to participants in accordance with, the Plan.

                (e) At the option of the holder, the shares of Series C Preferred Stock shall be redeemed in whole by the Corporation at a redemption price of $53.25 per share plus accrued and unpaid dividends thereon to the date fixed for redemption, at any time (i) upon a Change in Control of the Corporation or

            (ii) in the event that the Plan is not initially determined by the Internal Revenue Service to be qualified within the meaning of Sections 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as amended, upon notice to the Corporation given not less than five business days prior to the date fixed by the holder in such notice for such redemption.

            For purposes of this paragraph (e), a "Change in Control" will be deemed to have occurred upon either of the following:

                (i) The date of public disclosure that any person or group of persons (excluding persons or entities affiliated with the Corporation) directly or indirectly acquires actual or beneficial ownership of 30% or more of the combined voting power of the Corporation's outstanding securities entitled to vote in the election of members of the Board of Directors, or the right to obtain such ownership; or

                (ii)    The date Incumbent Directors cease to
            constitute a majority of the Board of Directors.

            Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to (i) above solely because 30% or more of the combined voting power of the Corporation's outstanding securities entitled to vote in the election of members of the Board of Directors is acquired by a person, the majority interest in which is held, directly or indirectly, by the Corporation, or by one or more employee benefit plans maintained by the Corporation or an affiliated employer, the majority interest in which is held, directly or indirectly, by the Corporation.

            For the purposes of this definition, the term "person" shall have the same meaning as set forth in Section 3(a) of the Securities Exchange Act of 1934, as amended, and in the regulations promulgated thereunder.

            For purposes of this definition, the term "Incumbent Directors" shall mean the Board of Directors on December 31, 1993, to the extent that they continue to serve as members thereof. Any individual who becomes a member of such Board after December 31, 1993, if his or her election or nomination for election as a director was approved by a majority of the then Incumbent Directors, is an Incumbent Director.

                (f) Except with respect to subparagraph 3(e)(i) of this Section L, the Corporation, at its option, may make payment of the redemption price required upon redemption of shares of Series C Preferred Stock in cash or in shares of Common Stock, or in a combination of such shares and cash, any such shares of Common Stock to be valued for such purpose at the current market price as determined pursuant to paragraphs 4(d) and 9 of this Section L, provided, however, that in calculating the current market price, the five consecutive business days preceding and including the date of redemption shall be used. Payment of the redemption price required upon redemption of shares of Series C Preferred Stock pursuant to subparagraph 3(e)(i) of this Section L shall be made in cash.

                (g) In the event the Corporation shall redeem shares of the Series C Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of the Series C Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) whether such payment shall be in cash or shares of Common Stock, or in a combination of such shares and cash; (v) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date; and (vii) the conversion rights of the shares to be redeemed, the period within which conversion rights may be exercised, the conversion price and the number of shares of Common Stock issuable upon conversion of a share of Series C Preferred Stock at the time.

                (h) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money or shares of Common Stock for the payment of the redemption price of the shares called for redemption) dividends on the shares of the Series C Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as preferred stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                (i) Any shares of the Series C Preferred Stock which shall at any time have been redeemed or repurchased by the Corporation, or surrendered to the Corporation upon conversion or otherwise acquired by the Corporation shall, upon such redemption, repurchase, surrender or other acquisition, be retired and thereafter have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors or a duly authorized committee thereof.

                (j) Notwithstanding the foregoing provisions of this paragraph 3, unless the full cumulative dividends on all outstanding shares of the Series C Preferred Stock shall have been paid or contemporaneously are declared and paid through the latest Dividend Payment Date, no shares of the Series C Preferred Stock shall be redeemed, except at the option of the holder pursuant to paragraph 3(d) and paragraph 3(e) of this Section L, unless all outstanding shares of the Series C Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of the Series C Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series C Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series C Preferred Stock.

                (k) Any redemption, repurchase or other acquisition by, or any surrender upon conversion to, the Corporation of shares of Series C Preferred Stock may, to the extent required to be made out of funds legally available for such purpose, be made to the extent of any unreserved and unrestricted capital surplus attributable to such shares in addition to any other surplus, profits, earnings or other funds or amounts legally available for such purpose.

                4. Conversion. (a) The holder of any shares of the Series C Preferred Stock at his option may at any time (except that if any such shares shall have been called for redemption, then, as to such shares, such right shall terminate at the close of business on the date fixed for such redemption, unless default shall be made by the Corporation in providing money or shares of Common Stock for the payment of the redemption price of the shares called for redemption) convert the stated value of all such shares into a number of fully paid and nonassessable shares of Common Stock determined by dividing the stated value of the shares surrendered for conversion by the Conversion Price fixed or determined pursuant to paragraph 4(d) and paragraph 9 of this Section L. Such right shall be exercised by the surrender of the shares so to be converted to the Corporation at any time during normal business hours at the office of the Corporation, accompanied by written notice of such holder's election to convert and (if so required by the Corporation) by instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his duly authorized attorney, and transfer tax stamps or funds therefor, if required pursuant to paragraph 4(i) of this Section L.

                (b) As promptly as practicable after the surrender for conversion of the shares of the Series C Preferred Stock in the manner provided in paragraph 4(a) of this Section L and the payment in cash of any amount required by the provisions of paragraphs 4(a) and 4(h) of this Section L, the Corporation will deliver or cause to be delivered to or upon the written order of the holder of such shares, certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares, and all rights of the holder of such shares as a holder of such shares shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time and such conversion shall be at the Conversion Price (as hereinafter defined) in effect at such time; provided, however, that any such surrender and payment on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the Conversion Price in effect at such time on such succeeding day.

            If the last day for the exercise of the conversion right shall be other than a business day, then such conversion right may be exercised on the next succeeding business day.

                (c) No adjustments in respect of dividends shall be made upon the conversion of the shares of the Series C Preferred Stock.

                (d) The initial Conversion Price shall be $66.21 per share of the Common Stock. The Conversion Price shall be subject to adjustment as provided in paragraph 9.

                (e) No fractional shares of stock shall be issued upon the conversion of shares of the Series C Preferred Stock. If any fractional interest in a share of Common Stock would, except for the provisions of this paragraph 4(e), be deliverable upon the conversion of shares, the Corporation shall in lieu of delivering the fractional share therefor, adjust such fractional interest by payment to the holder of such surrendered share or shares of an amount in cash equal

            (computed to the nearest cent) to the current market value of such fractional interest, computed on the basis of the last reported sale price regular way of Common Stock on the New York Stock Exchange, or, if not reported for such Exchange, on the Composite Tape, on the business day prior to the date of conversion, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange, or, if the Common Stock is not listed on such Exchange or no such quotations are available, the last sale price in the over-the-counter market reported by the National Association of Securities Dealers Automated Quotations System, or if not reported by such System, the average of the high bid and low asked quotations in the over-the-counter market as reported by National Quotation Bureau, Incorporated, or similar organization, or if no such quotations are available, the fair market price as determined by the Corporation (whose determination shall be conclusive).

                (f) The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of the Series C Preferred Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of (i) such reservation by reserving purchased shares of Common Stock which are held in the treasury of the Corporation and (ii) conversion of any shares of the Series C Preferred Stock by delivery of purchased shares of Common Stock which are held in the treasury of the Corporation.

            The Corporation covenants that if any shares of Common Stock required to be reserved for purposes of conversion of the shares hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be issued upon conversion, the Corporation will cause such shares to be duly registered or approved, as the case may be.

            The Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion of shares prior to such delivery upon each national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

            The Corporation covenants that all shares of Common Stock which shall be issued upon conversion of the shares of Series C Preferred Stock will upon issue be fully paid and nonassessable.

                (g) Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the Conversion Price as so adjusted.

                (h) The issuance of certificates for shares of Common Stock upon conversion or payment of the redemption price shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

                (i) Notwithstanding anything elsewhere contained in this Certificate of Incorporation, any funds which at any time shall have been deposited or set aside by the Corporation or on its behalf with any paying agent or otherwise for the purpose of paying dividends on or the redemption price of any of the shares of the Series C Preferred Stock and which shall not be required for such purposes because of the conversion of such shares, as provided in this paragraph 4, shall, upon delivery to the paying agent of evidence satisfactory to it of such conversion, after such conversion be repaid to the Corporation by the paying agent.

                (j)     In case:

            (i) the Corporation shall take any action which would require an adjustment in the Conversion Price pursuant to paragraph 9 of this Section L; or

                (ii)       the Corporation shall authorize the
            granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights and notice thereof shall be given to holders of Common Stock; or

                (iii) there shall be any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value or from par value to no par value or from no par value to par value of the Common Stock), or any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or any sale or transfer of all or substantially all of the assets of the Corporation; or

                (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

            then the Corporation shall cause to be given to the holders of the shares of the Series C Preferred Stock at least ten days prior to the applicable date hereinafter specified, a notice of
            (x) the date on which a record is to be taken for the purpose of any distribution or grant to holders of Common Stock, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or grant are to be determined or (y) the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of any proceedings described in clauses (i), (ii), (iii) or (iv) of this paragraph 4(j).

            5. Voting. The shares of the Series C Preferred Stock shall be entitled to vote for the election of directors and on all other matters submitted to a vote of stockholders of the Corporation. Each share of the Series C Preferred Stock shall be entitled to 1.3 votes per share when voting together as a single class with shares of Common Stock, such voting rights to be adjusted as the Conversion Price is adjusted pursuant to paragraphs 4(d) and 9 of this Section L. Such shares shall vote jointly as a single class with shares of Common Stock and not as a separate class except as otherwise expressly provided for in the General Corporation Law of the State of Delaware; provided, however, that whether or not the General Corporation Law of the State of Delaware so provides, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series C Preferred Stock and all other series of Preferred Stock ranking on a parity with the Series C Preferred Stock as to dividends and upon liquidation, voting together as a class, shall be required for the Corporation to create a new class or increase an existing class of stock having rights in respect of the payment of dividends or in liquidation prior to the Series C Preferred Stock or any other series of Preferred Stock ranking on a parity with the Series C Preferred Stock as to dividends and upon liquidation, to issue any preferred stock of the Corporation ranking prior to the Series C Preferred Stock either as to dividends or upon liquidation, or to change the terms, limitations or relative rights or preferences of the Series C Preferred Stock or any other series of Preferred Stock ranking on a parity with the Series C Preferred Stock as to dividends and upon liquidation, either directly or by increasing the relative rights of the shares of another class. When the shares of Series C Preferred Stock are entitled to vote together with any other series of Preferred Stock, shares of Series C Preferred Stock shall be entitled to one vote per share.

            6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of the Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $53.25 per share, plus accrued and unpaid dividends thereon to the date of final distribution.

                (b) Neither the sale, lease or exchange (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this paragraph 6.

                (c) After the payment to the holders of the shares of the Series C Preferred Stock of the full preferential amounts provided for in this paragraph 6, the holders of the Series C Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

                (d) In the event the assets of the Corporation available for distribution to the holders of shares of the Series C Preferred Stock upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph 6(a) of this Section L, no such distribution shall be made on account of any shares of any other series of Preferred Stock or any other class of stock of the Corporation, in either case ranking on a parity with the shares of the Series C Preferred Stock upon such dissolution, liquidation or winding up, unless proportionate distributive amounts shall be paid on account of the shares of the Series C Preferred Stock, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

            7. Ranking. For purposes of the foregoing paragraphs 1 through 6 of this Section L, any stock of any class or classes of the Corporation shall be deemed to rank:

                (a) prior to the shares of the Series C Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of the Series C Preferred Stock;

                (b) on a parity with shares of the Series C Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Series C Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of the Series C Preferred Stock; and

                (c) junior to shares of the Series C Preferred Stock, either as to dividends or upon liquidation, if such class or classes shall be Common Stock or if the holders of shares of the Series C Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of such class or classes.

Notwithstanding any other provision of this Section L or of Section M, the Series C Preferred Stock shall rank on a parity (within the meaning of paragraph 7(b) of this Section L) with the Corporation's 8.125% Cumulative Preferred Stock, Series A, 5.50% Convertible Preferred Stock, Series B, $45,000 Cumulative Redeemable Preferred Stock, Series Z and 9.25% Preferred Stock, Series D as to dividends and distributions of assets.

            8. Consolidation, Merger, etc. (a) In the event that the Corporation shall consummate any consolidation or merger or similar business combination, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged solely for or changed, reclassified or converted solely into stock of any successor or resulting corporation (including the Corporation) that constitutes "qualifying employer securities" with respect to a holder of Series C Preferred Stock within the meaning of Section 409(1) of the Internal Revenue Code of 1986, as amended, and Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended, or any successor provisions of law, and, if applicable, for a cash payment in lieu of fractional shares, if any, the Series C Preferred Stock of such holder shall, in connection with such consolidation, merger or similar business combination, be assumed by and shall become preferred stock of such successor or resulting corporation, having in respect of such corporation, insofar as possible, the same powers, preferences and relative, participating, optional or other special rights (including the redemption rights provided by paragraph 3 of this Section L), and the qualifications, limitations or restrictions thereon, that the Series C Preferred Stock had immediately prior to such transaction, except that after such transaction each share of Series C Preferred Stock shall be convertible, otherwise on the terms and conditions provided by paragraph 4 of this Section L, into the number and kind of qualifying employer securities so receivable by a holder of the number of shares of Common Stock into which such Series C Preferred Stock could have been converted immediately prior to such transaction; provided, however, that if by virtue of the structure of such transaction, a holder of Common Stock is required to make an election with respect to the nature and kind of consideration to be received in such transaction, which election cannot practicably be made by the holders of the Series C Preferred Stock, then the Series C Preferred Stock shall, by virtue of such transaction and on the same terms as apply to the holders of Common Stock, be converted into or exchanged for the aggregate amount of stock, securities, cash or other property (payable in kind) receivable by a holder of the number of shares of Common Stock into which such Series C Preferred Stock could have been converted immediately prior to such transaction if such holder of Common Stock failed to exercise any rights of election to receive any kind or amount of stock, securities, cash or other property (other than such qualifying employer securities and a cash payment, if applicable, in lieu of fractional shares) receivable upon such transaction (provided that, if the kind or amount of qualifying employer securities receivable upon such transaction is not the same for each non-electing share, then the kind and amount so receivable upon such transaction for each non-electing share shall be the kind and amount so receivable per share by the plurality of the non-electing shares). The rights of the Series C Preferred Stock as preferred stock of such successor or resulting corporation shall successively be subject to adjustments pursuant to paragraphs 4 and 9 of this Section L after any such transaction as nearly equivalent as practicable to the adjustment provided for by such paragraph prior to such transaction. The Corporation shall not consummate any such merger, consolidation or similar transaction unless all then outstanding Series C Preferred Stock shall be assumed and authorized by the successor or resulting corporation as aforesaid.

                (b) In the event that the Corporation shall consummate any consolidation or merger or similar business combination, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged for or changed, reclassified or converted into other stock or securities or cash or any other property, or any combination thereof, other than any such consideration which is constituted solely of qualifying employer securities (as referred to in paragraph 8(a) of this Section L) and cash payments, if applicable, in lieu of fractional shares, outstanding shares of Series C Preferred Stock shall, without any action on the part of the Corporation or any holder thereof (but subject to paragraph 8(c) of this Section L), be automatically converted by virtue of such merger, consolidation or similar transaction immediately prior to such consummation into the number of shares of Common Stock into which such Series C Preferred Stock could have been converted at such time so that each share of Series C Preferred Stock shall, by virtue of such transaction and on the same terms as apply to the holders of Common Stock, be converted into or exchanged for the aggregate amount of stock, securities, cash or other property (payable in like kind) receivable by a holder of the number of shares of Common Stock into which such shares of Series C Preferred Stock could have been converted immediately prior to such transaction; provided, however, that if by virtue of the structure of such transaction, a holder of Common Stock is required to make an election with respect to the nature and kind of consideration to be received in such transaction, which election cannot practicably be made by the holder of the Series C Preferred Stock, then the Series C Preferred Stock shall, by virtue of such transaction and on the same terms as apply to the holders of Common Stock, be converted into or exchanged for the aggregate amount of stock, securities, cash or other property (payable in kind) receivable by a holder of the number of shares of Common Stock into which such Series C Preferred Stock could have been converted immediately prior to such transaction if such holder of Common Stock failed to exercise any rights of election as to the kind or amount of stock, securities, cash or other property receivable upon such transaction (provided that, if the kind or amount of stock, securities, cash or other property receivable upon such transaction is not the same for each non-electing share, then the kind and amount of stock, securities, cash or other property receivable upon such transaction for each non-electing share shall be the kind and amount so receivable per share by a plurality of the non-electing shares).

                (c) In the event the Corporation shall enter into any agreement providing for any consolidation or merger or similar business combination described in paragraph 8(b) of this Section L, then the Corporation shall as soon as practicable thereafter (and in any event at least ten business days before consummation of such transaction) give notice of such agreement and the material terms thereof to each holder of Series C Preferred Stock and each such holder shall have the right to elect, by written notice to the Corporation, to receive, upon consummation of such transaction (if and when such transaction is consummated), from the Corporation or the successor of the Corporation, in redemption of such Series C Preferred Stock, a cash payment equal to the following redemption prices per share, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

            If redeemed during the twelve-month period beginning January 1,


                     Year                     Price
                     ----                     -----
                   1994   . . . .         $   55.52
                   1995   . . . .         $   54.95
                   1996   . . . .         $   54.38
                   1997   . . . .         $   53.82

            and $53.25 if redeemed on or after January 1, 1998.

No such notice of redemption shall be effective unless given to the Corporation prior to the close of business on the fifth business day prior to consummation of such transaction, unless the Corporation or the successor of the Corporation shall waive such prior notice, but any notice of redemption so given prior to such time may be withdrawn by notice of withdrawal given to the Corporation prior to the close of business on the fifth business day prior to consummation of such transaction.

                9. Anti-dilution Adjustments. (a) In the event the Corporation shall, at any time or from time to time while any of the Series C Preferred Stock is outstanding, (i) pay a dividend or make a distribution in respect of the Common Stock in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, in each case whether by reclassification of shares, recapitalization of the Corporation (including a recapitalization effected by a merger or consolidation to which paragraph 8 of this Section L does not apply) or otherwise, the Conversion Price in effect immediately prior to such action shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event, and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this paragraph 9(a) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

                (b) In the event that the Corporation shall, at any time or from time to time while any of the Series C Preferred Stock is outstanding, issue to holders of shares of Common Stock as a dividend or distribution, including by way of a reclassification of shares or a recapitalization of the

            Corporation, any right or warrant to purchase shares of Common Stock (but not including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock) at a purchase price per share less than the Fair Market Value (as hereinafter defined) of a share of Common Stock on the date of issuance of such right or warrant, then, subject to the provisions of paragraphs 9(e) and 9(f) of this Section L, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock which could be purchased at the Fair Market Value of a share of Common Stock at the time of such issuance for the maximum aggregate consideration payable upon exercise in full of all such rights or warrants, and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock that could be acquired upon exercise in full of all such rights and warrants.

                (c) In the event the Corporation shall, at any time or from time to time while any of the shares of Series C Preferred Stock are outstanding, issue, sell or exchange shares of Common Stock (other than pursuant to any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock) and other than pursuant to any employee or director incentive or benefit plan or arrangement, including any employment, severance or consulting agreement, of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted) for a consideration having a Fair Market Value, on the date of such issuance, sale or exchange, less than the Fair Market Value of such shares on the date of issuance, sale or exchange, then, subject to the provisions of paragraphs 9(e) and 9(f) of this Section L, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the sum of (i) the Fair Market Value of all the shares of Common Stock outstanding on the day immediately preceding the first public announcement of such issuance, sale or exchange plus (ii) the Fair Market Value of the consideration received by the Corporation in respect of such issuance, sale or exchange of shares of Common Stock, and the denominator of which shall be the product of (x) the Fair Market Value of a share of Common Stock on the day immediately preceding the first public announcement of such issuance, sale or exchange multiplied by (y) the sum of the number of shares of Common Stock outstanding on such day plus the number of shares of Common Stock so issued, sold or exchanged by the Corporation. In the event the Corporation shall, at any time or from time to time while any Series C Preferred Stock is outstanding, issue, sell or exchange any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock), other than any such issuance to holders of shares of Common Stock as a dividend or distribution (including by way of a reclassification of shares or a recapitalization of the Corporation) and other than pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted, for a consideration having a Fair Market Value, on the date of such issuance, sale or exchange, less than the Non-Dilutive Amount (as hereinafter defined), then, subject to the provisions of paragraphs 9(e) and 9(f) of this Section L, the Conversion Price shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the sum of (i) the Fair Market Value of all the shares of Common Stock outstanding on the day immediately preceding the first public announcement of such issuance, sale or exchange plus (ii) the Fair Market Value of the consideration received by the Corporation in respect of such issuance, sale or exchange of such right or warrant plus (iii) the Fair Market Value at the time of such issuance of the consideration which the Corporation would receive upon exercise in full of all such rights or warrants, and the denominator of which shall be the product of (x) the Fair Market Value of a share of Common Stock on the day immediately preceding the first public announcement of such issuance, sale or exchange multiplied by (y) the sum of the number of shares of Common Stock outstanding on such day plus the maximum number of shares of Common Stock which could be acquired pursuant to such right or warrant at the time of the issuance, sale or exchange of such right or warrant (assuming shares of Common Stock could be acquired pursuant to such right or warrant at such time).

                (d) In the event the Corporation shall, at any time or from time to time while any of the Series C Preferred Stock is outstanding, make an Extraordinary Distribution (as hereinafter defined) in respect of the Common Stock, whether by dividend, distribution, reclassification of shares or recapitalization of the Corporation (including a recapitalization or reclassification effected by a merger or consolidation to which paragraph 8 of this Section L does not apply) or effect a Pro Rata Repurchase (as hereinafter defined) of Common Stock, the Conversion Price in effect immediately prior to such Extraordinary Distribution or Pro Rata Repurchase shall, subject to paragraphs 9(e) and 9(f) of this Section L, be adjusted by multiplying such Conversion Price by a fraction, the numerator of which is the difference between (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase multiplied by (y) the Fair Market Value of a share of Common Stock on the day before the ex-dividend date with respect to an Extraordinary Distribution which is paid in cash and on the distribution date with respect to an Extraordinary Distribution which is paid other than in cash, or on the applicable expiration date (including all extensions thereof) of any tender offer which is a Pro Rata Repurchase, or on the date of purchase with respect to any Pro Rata Repurchase which is not a tender offer, as the case may be, and (ii) the Fair Market Value of the Extraordinary Distribution minus the aggregate amount of regularly scheduled quarterly dividends declared by the Board of Directors and paid by the Corporation in the twelve months immediately preceding such Extraordinary Distribution or the aggregate purchase price of the Pro Rata Repurchase, as the case may be, and the denominator of which shall be the product of (a) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase minus, in the case of a Pro Rata Repurchase, the number of shares of Common Stock repurchased by the Corporation multiplied by (b) the Fair Market Value of a share of Common Stock on the day before the ex-dividend date with respect to an Extraordinary Distribution which is paid in cash and on the distribution date with respect to an Extraordinary Distribution which is paid other than in cash, or on the applicable expiration date (including all extensions thereof) of any tender offer which is a Pro Rata Repurchase or on the date of purchase with respect to any Pro Rata Repurchase which is not a tender offer, as the case may be. The Corporation shall send each holder of Series C Preferred Stock (i) notice of its intent to make any Extraordinary Distribution and (ii) notice of any offer by the Corporation to make a Pro Rata Repurchase, in each case at the same time as, or as soon as practicable after, such offer is first communicated (including by announcement of a record date in accordance with the rules of any stock exchange on which the Common Stock is listed or admitted to trading) to holders of Common Stock. Such notice shall indicate the intended record date and the amount and nature of such dividend or distribution, or the number of shares subject to such offer for a Pro Rata Repurchase and the purchase price payable by the Corporation pursuant to such offer, as well as the Conversion Price and the number of shares of Common Stock into which a share of Series C Preferred Stock may be converted at such time.

                (e) Notwithstanding any other provisions of this paragraph 9, the Corporation shall not be required to make any adjustment to the Conversion Price unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price. Any lesser adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) in the Conversion Price.

                (f) If the Corporation shall make any dividend or distribution on the Common Stock or issue any Common Stock, other capital stock or other security of the Corporation or any rights or warrants to purchase or acquire any such security, which transaction does not result in an adjustment to the Conversion Price pursuant to the foregoing provisions of this paragraph 9, the Board of Directors shall consider whether such action is of such a nature that an adjustment to the Conversion Price should equitably be made in respect of such transaction. If in such case the Board of Directors determines that an adjustment to the Conversion Price should be made, an adjustment shall be made effective as of such date, as determined by the Board of Directors. The determination of the Board of Directors as to whether an adjustment to the Conversion Price should be made pursuant to the foregoing provisions of this paragraph 9(f), and, if so, as to what adjustment should be made and when, shall be final and binding on the Corporation and all stockholders of the Corporation. The Corporation shall be entitled to make such additional adjustments in the Conversion Price, in addition to those required by the foregoing provisions of this paragraph 9, as shall be necessary in order that any dividend or distribution in shares of capital stock of the Corporation, subdivision, reclassification or combination of shares of stock of the Corporation or any recapitalization of the Corporation shall not be taxable to the holders of the Common Stock.

                (g) For purposes of this paragraph 9 the following definitions shall apply:

                    "Business Day" shall mean each day that is not a
            Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York are not required to be open.

                    "Current Market Price" of publicly traded shares of
            Common Stock or any other class of capital stock or other security of the Corporation or any other issuer for any day shall mean the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors or a committee thereof, in each case, on each trading day during the Adjustment Period.

                    "Adjustment Period" shall mean the period of five
            consecutive trading days preceding, and including, the date as of which the Fair Market Value of a security is to be determined. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors or a committee thereof, or, if no such investment banking or appraisal firm is in the good faith judgment of the Board of Directors or such committee available to make such determination, as determined in good faith by the Board of Directors or such committee.

                    "Extraordinary Distribution" shall mean any dividend or
            other distribution to holders of Common Stock (effected while any shares of the Series C Preferred Stock are outstanding) (i) of cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the preceding period of 12 months, when combined with the aggregate amount of all Pro Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro Rata Repurchases which is in excess of the Fair Market Value of the Common Stock repurchased as determined on the applicable expiration date (including all extensions thereof) of any tender offer or exchange offer which is a Pro Rata Repurchase, or the date of purchase with respect to any other Pro Rata Repurchase which is not a tender offer or exchange offer made during such period), exceeds twelve and one-half percent (12 1/2%) of the aggregate Fair Market Value of all shares of Common Stock outstanding on the day before the ex-dividend date with respect to such Extraordinary Distribution which is paid in cash and on the distribution date with respect to an Extraordinary Distribution which is paid other than in cash, and/or (ii) of any shares of capital stock of the Corporation (other than shares of Common Stock), other securities of the Corporation (other than securities of the type referred to in paragraphs 9(b) or 9(c) of this Section L), evidences of indebtedness of the Corporation or any other person or any other property (including shares of any subsidiary of the Corporation) or any combination thereof. The Fair Market Value of an Extraordinary Distribution for purposes of paragraph 9(d) of this Section L shall be equal to the sum of the Fair Market Value of such Extraordinary Distribution plus the amount of any cash dividends which are not Extraordinary Distributions made during such 12-month period and not previously included in the calculation of an adjustment pursuant to paragraph 9(d) of this Section L.

                    "Fair Market Value" shall mean, as to shares of Common
            Stock or any other class of capital stock or securities of the Corporation or any other issuer which are publicly traded, the average of the Current Market Prices of such shares or securities for each day of the Adjustment Period.

                    "Non-Dilutive Amount" in respect of an issuance, sale
            or exchange by the Corporation of any right or warrant to purchase or acquire shares of Common Stock (including any security convertible into or exchangeable for shares of Common Stock) shall mean the difference between (i) the product of the Fair Market Value of a share of Common Stock on the day preceding the first public announcement of such issuance, sale or exchange multiplied by the maximum number of shares of Common Stock which could be acquired on such date upon the exercise in full of such rights and warrants (including upon the conversion or exchange of all such convertible or exchangeable securities), whether or not exercisable (or convertible or exchangeable) at such date, and (ii) the aggregate amount payable pursuant to such right or warrant to purchase or acquire such maximum number of shares of Common Stock; provided, however, that in no event shall the Non-Dilutive Amount be less than zero. For purposes of the foregoing sentence, in the case of a security convertible into or exchangeable for shares of Common Stock, the amount payable pursuant to a right or warrant to purchase or acquire shares of Common Stock shall be the Fair Market Value of such security on the date of the issuance, sale or exchange of such security by the Corporation.

                    "Pro Rata Repurchase" shall mean any purchase of shares
            of Common Stock by the Corporation or any subsidiary thereof, whether for cash, shares of capital stock of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including shares of a subsidiary of the Corporation), or any combination thereof, effected while any of the shares of Series C Preferred Stock are outstanding, pursuant to any tender offer or exchange offer subject to Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however, that no purchases of shares by the Corporation or any subsidiary thereof made in open market transactions shall be deemed a Pro Rata Repurchase. For purposes of this paragraph 9(g), shares shall be deemed to have been purchased by the Corporation or any subsidiary thereof "in open market transactions" if they have been purchased substantially in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act, on the date Series C Preferred Stock is initially issued by the Corporation or on such other terms and conditions as the Board of Directors or a committee thereof shall have determined are reasonably designed to prevent such purchases from having a material effect on the trading market for the Common Stock.

                (h) Whenever an adjustment to the Conversion Price and the related voting rights of the Series C Preferred Stock is required pursuant to this paragraph 9, the Corporation shall forthwith place on file with the transfer agent for the Common Stock and with the Secretary of the Corporation, a statement signed by two officers of the Corporation stating the adjusted Conversion Price determined as provided herein and the resulting conversion ratio, and the voting rights (as appropriately adjusted), of the Series C Preferred Stock. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment, including any determination of Fair Market Value involved in such computation. Promptly after each adjustment to the Conversion Price and the related voting rights of the Series C Preferred Stock, the Corporation shall mail a notice thereof and of the then prevailing conversion ratio to each holder of Series C Preferred Stock.

        M.  9.25% PREFERRED STOCK, SERIES D

            1. Designation; Issuance and Transfer. There shall be a series of Preferred Stock, the designation of which shall be "9.25% Preferred Stock, Series D" (hereinafter called the "Series D Preferred Stock") and the number of authorized shares constituting the Series D Preferred Stock shall be 7,500,000. Shares of the Series D Preferred Stock shall have a stated value of $50.00 per share. The number of authorized shares of the Series D Preferred Stock may be reduced by resolution duly adopted by the Board of Directors, or by a duly authorized committee thereof, and by the filing, pursuant to the provisions of the General Corporation Law of the State of Delaware, of a certificate of amendment to the Certificate of Incorporation, as theretofore amended, stating that such reduction has been so authorized, but the number of authorized shares of the Series D Preferred Stock shall not be increased.

            2. Dividend Rate. (a) Dividends on each share of the Series D Preferred Stock shall accrue from the date of its original issue (for purposes of this paragraph 2(a), the date of original issue of the Series D Preferred Stock shall be the date of commencement of the full quarterly period ending April 1, 1994) at a rate of 9.25% per annum per share (the "Rate") applied to the stated value of each such share. Such dividends

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

            shall be cumulative from the date of original issue and shall be payable, when and as declared by the Board of Directors, out of assets legally available for such purpose, on January 1, April 1, July 1 and October 1 of each year, commencing April 1, 1994 (each such date being hereinafter individually a "Dividend Payment Date" and collectively the "Dividend Payment Dates"), except that if such date is a Sunday or legal holiday then such dividend shall be payable on the first immediately succeeding calendar day which is not a Sunday or legal holiday. Each such dividend shall be paid to the holders of record of shares of the Series D Preferred Stock as they appear on the books of the Corporation on such record date, not exceeding 45 days preceding the payment date thereof, as shall be fixed by the Board of Directors. Dividends in arrears may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such record date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                (b) Except as hereinafter provided, no dividends shall be declared or paid or set apart for payment on Preferred Stock of any other series ranking on a parity with the Series D Preferred Stock as to dividends and upon liquidation for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series D Preferred Stock through the latest Dividend Payment Date. When dividends are not paid in full, as aforesaid, upon the shares of the Series D Preferred Stock and any such other series of Preferred Stock, all dividends declared upon shares of the Series D Preferred Stock and such other series of Preferred Stock shall be declared pro rata so that the amount of dividends declared per share on the Series D Preferred Stock and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Series D Preferred Stock and such other series of Preferred Stock bear to each other. Holders of shares of the Series D Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Series D Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series D Preferred Stock which may be in arrears.

                (c) So long as any shares of the Series D Preferred Stock are outstanding, no dividend (other than a dividend in Common Stock or in any other stock of the Corporation ranking junior to the Series D Preferred Stock as to dividends and upon liquidation and other than as provided in paragraph 2(b) of this Section M) shall be declared or paid or set aside for payment, and no other distribution shall be declared or made upon the Common Stock or upon any other stock of the

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

            Corporation ranking junior to or on a parity with the Series D Preferred Stock as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with the Series D Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Series D Preferred Stock as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of the Series D Preferred Stock shall have been paid or contemporaneously are declared and paid through the latest Dividend Payment Date.

                (d) Dividends payable on each share of Series D Preferred Stock for any full quarterly period shall be computed by dividing the Rate by four and multiplying the quotient by the stated value of such share (for purposes of this paragraph 2(d), the Series D Preferred Stock shall be deemed to have been outstanding for the full quarterly period ending April 1,
            1994). Subject to the preceding sentence, dividends payable on the Series D Preferred Stock for any period less than a full quarterly period shall be computed on the basis of a 360-day year of 30-day months.

            3. Redemption. (a) The shares of Series D Preferred Stock shall not be redeemable before July 1, 1997. On or after July 1, 1997, the Corporation, at its sole option, may redeem the Series D Preferred Stock as a whole or in part at a price of $50.00 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                (b) In the event that fewer than all the outstanding shares of the Series D Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable, except that, notwithstanding such method of determination, the Corporation may redeem all shares of the Series D Preferred Stock owned by all stockholders of a number of shares not to exceed 100 as may be specified by the Corporation.

                (c) In the event the Corporation shall redeem shares of the Series D Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state: (i) the redemption

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

            date; (ii) the number of shares of the Series D Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                (d) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price of the shares called for redemption) dividends on the shares of the Series D Preferred Stock so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                (e) Any shares of the Series D Preferred Stock which shall at any time have been redeemed, repurchased or otherwise acquired by the Corporation shall, upon such redemption, repurchase or other acquisition, be retired and thereafter have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors or a duly authorized committee thereof.

                (f) Notwithstanding the foregoing provisions of this paragraph 3, unless the full cumulative dividends on all outstanding shares of the Series D Preferred Stock shall have been paid or contemporaneously are declared and paid through the last Dividend Payment Date, no shares of the Series D Preferred Stock shall be redeemed unless all outstanding shares of the Series D Preferred Stock are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of the Series D Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series D Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of the Series D Preferred Stock.



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

                (g) Any redemption, repurchase or other acquisition by the Corporation of shares of Series D Preferred Stock may, to the extent required to be made out of funds legally available for such purpose, be made to the extent of any unreserved and unrestricted capital surplus attributable to such shares in addition to any other surplus, profits, earnings or other funds or amounts legally available for such purpose.

            4. Voting. The shares of the Series D Preferred Stock shall not have any voting powers, either general or special, except that:

                (a) If on the date used to determine stockholders of record for any annual meeting of stockholders at which directors are to be elected, a Default in Preferred Dividends (as hereinafter defined) on the Series D Preferred Stock shall exist, the number of directors constituting the Board of Directors shall be increased by two, and the holders of the Series D Preferred Stock and all other series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to dividends and upon liquidation and upon which like voting rights have been conferred and are exercisable (whether or not the holders of such other series of Preferred Stock would be entitled to vote for the election of directors if such Default in Preferred Dividends did not exist) shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Each director elected by the holders of shares of the Preferred Stock (herein called a "Preferred Director") as aforesaid shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a Default in Preferred Dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of the Series D Preferred Stock and all other series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to dividends and upon liquidation, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of such Preferred Stock, called for the purpose. So long as a Default in Preferred Dividends on the Preferred Stock shall exist (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock entitled to vote with respect to the removal of such Preferred Director, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by

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

            the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and no Default in Preferred Dividends shall exist, the number of directors constituting the Board of Directors shall be reduced by two. For the purposes hereof, a "Default in Preferred Dividends" on any series of Preferred Stock shall be deemed to have occurred whenever the amount of accrued and unpaid dividends upon such series of the Preferred Stock shall be equivalent to six full quarterly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of the Preferred Stock of such series then outstanding shall have been paid through the last Dividend Payment Date;

                (b) Whether or not the General Corporation Law of the State of Delaware so provides, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series D Preferred Stock and all other series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to dividends and upon liquidation, voting together as a single class without regard to series, shall be required for the Corporation to create a new class or increase an existing class of stock having rights in respect of the payment of dividends or in liquidation prior to the Series D Preferred Stock or any other series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to dividends and upon liquidation, or to change the terms, limitations or relative rights or preferences of the Series D Preferred Stock or any other series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to dividends and upon liquidation, either directly or by increasing the relative rights of the shares of another class; and

                (c) Whether or not the General Corporation Law of the State of Delaware so provides, the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series D Preferred Stock voting together as a single class without regard to series with the holders of any one or more other series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to dividends and upon liquidation and similarly affected shall be required for authorizing, effecting, or validating the amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or of any Certificate of Amendment thereof or any similar document (including any Certificate of Amendment or any similar document relating to any series of the Preferred Stock) which would adversely affect the preferences, rights or privileges of the Series D Preferred Stock.

                (d) Whether or not the General Corporation Law of the State of Delaware so provides, the affirmative vote of the

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

            holders of at least two-thirds of the outstanding shares of the Series D Preferred Stock and all other series of Preferred Stock ranking on a parity with the Series D Preferred Stock as to dividends and upon liquidation and upon which like voting rights have been conferred, voting together as a single class without regard to series, shall be required for the Corporation to issue any authorized shares of preferred stock of the Corporation ranking prior to the Series D Preferred Stock either as to dividends or upon liquidation.

            5. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of the Series D Preferred Stock shall be entitled to receive and to be paid out of the assets of the Corporation available for distribution to stockholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $50.00 per share, plus accrued and unpaid dividends thereon to the date of final distribution.

                (b) Neither the sale, lease or exchange (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Corporation nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this paragraph 5.

                (c) After the payment to the holders of the shares of the Series D Preferred Stock of the full preferential amounts provided for in this paragraph 5, the holders of the Series D Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.


                (d) In the event the assets of the Corporation available for distribution to the holders of shares of the Series D Preferred Stock upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph 5(a) of this Section M, no such distribution shall be made on account of any shares of any other series of the Preferred Stock or any other class of stock of the Corporation ranking on a parity with the shares of the Series D Preferred Stock upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Series D Preferred Stock, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

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

            6. Ranking. For purposes of the foregoing paragraphs 1 through 5 of this Section M, any stock of any class or classes of the Corporation shall be deemed to rank:

                (a) prior to the shares of the Series D Preferred Stock, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of the Series D Preferred Stock;

                (b) on a parity with shares of the Series D Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Series D Preferred Stock, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of the Series D Preferred Stock; and

                (c) junior to shares of the Series D Preferred Stock, either as to dividends or upon liquidation, if such class or classes shall be Common Stock or if the holders of shares of the Series D Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of such class or classes.

                Notwithstanding any other provision of this Section M or of Section L, the Series D Preferred Stock shall rank on a parity (within the meaning of paragraph 6(b) of this Section M) with the Corporation's 8.125% Cumulative Preferred Stock, Series A, 5.50% Convertible Preferred Stock, Series B, $45,000 Cumulative Redeemable Preferred Stock, Series Z and Series C Preferred Stock as to dividends and distributions of assets.

        N. $45,000 CUMULATIVE REDEEMABLE PREFERRED STOCK, SERIES Z

            1. Designation and Number of Shares. The designation of such series shall be $45,000 Cumulative Redeemable Preferred Stock, Series Z (the "Series Z Preferred Stock"), and the number of shares constituting such series shall be 4,444. Shares of the Series Z Preferred Stock shall have a par value of $1.00 per share and the amount of $45,000 shall be the "liquidation value" of each share of the Series Z Preferred Stock. The number of authorized shares of Series Z Preferred Stock may be reduced (but

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

not below the number of shares thereof then outstanding) by further resolution duly adopted by the Board of Directors or the Executive Committee and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series Z Preferred Stock shall not be increased.

            2. Dividends. (a) Dividends on each share of Series Z Preferred Stock shall be payable with respect to each quarter ending on February 15, May 15, August 15 and November 15 of each year ("Quarterly Dividend Period"), in arrears, payable commencing on March 1, 1993 and on each June 1, September 1, December 1 and March 1 thereafter ("Dividend Payment Dates") with respect to the quarter then ended, at a rate per annum equal to the Applicable Rate (as defined in paragraph (b) of this Section 2) in effect during the Quarterly Dividend Period to which such dividend relates, multiplied by the liquidation value ($45,000) of each such share. Such dividends shall be cumulative from December 16, 1992 and shall be payable, when and as declared by the Board of Directors, out of assets legally available for such purpose, on each Dividend Payment Date as set forth above. Each such dividend shall be paid to the holders of record of shares of the Series Z Preferred Stock as they appear on the books of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed in advance by the Board of Directors of the Corporation. Dividends in arrears for any past Quarterly Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation.

                (b) Except as provided below in this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be 85% of the daily average of the Dealer Offer Rates for 30-day Commercial Paper placed by dealers whose firm's bond ratings are AA or equivalent, as reported in the Federal Reserve Board statistical release designated H-15 and converted to a 360-day yield basis and rounded to two decimal places. The daily average shall be calculated by the treasurer of the Corporation, whose calculation shall be final and conclusive, by dividing (i) the sum of (A) for each day in the Quarterly Dividend Period for which such rate is so published, the Dealer Offered Rate for such date, and (B) for each day in the Quarterly Dividend Period for which such rate is not so published, the Dealer Offered Rate for the most recent date for which such rate was so published, by (ii) the number of days in the Quarterly Dividend Period. Dividends payable on the Series Z Preferred Stock for any period shall be computed on the basis of the actual number of days elapsed in the period for which such dividends are payable (whether a full or partial

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

            Quarterly Dividend Period) and based upon a year of 360 days. If the Corporation determines in good faith that for any reason the Applicable Rate cannot be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Quarterly Dividend Period shall be continued for such Quarterly Dividend Period.

            3. Redemption. (a) The Corporation, at its sole option, out of funds legally available therefor, may redeem shares of the Series Z Preferred Stock, as a whole or in part, at any time or from time to time, at a redemption price of $45,000 per share, plus, in each case, an amount equal to accrued and unpaid dividends thereon to the date fixed for redemption (the "Redemption Price").

                (b) In the event that fewer than all the outstanding shares of the Series Z Preferred Stock are to be redeemed, the shares to be redeemed from each holder of record shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

                (c) In the event the Corporation shall redeem shares of the Series Z Preferred Stock, written notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of the Series Z Preferred Stock to be redeemed and, in the case of a partial redemption pursuant to Section 3(b) hereof, the identification (by the number of the certificate or otherwise) and the number of shares of Series Z Preferred Stock evidenced thereby to be redeemed; (iii) the Redemption Price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                (d) If notice of redemption shall have been duly given, and if, on or before the redemption date specified therein, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding on and after such redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right


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

            of the holders thereof to receive the amount payable on redemption thereof, without interest.

                    If such notice of redemption shall have been duly given
            or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all shares so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest. The aforesaid bank or trust company shall be a bank or trust company organized and in good standing under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, The City of New York, having capital surplus and undivided profits aggregating at least $50,000,000 according to its latest published statement of condition, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be for the benefit of the Corporation. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of one year from such redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

                (e) Any shares of the Series Z Preferred Stock that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once again designated as part of a particular series by the Board of Directors.

                (f)     Notwithstanding the foregoing provisions of this
            Section 3, unless the full cumulative dividends on all outstanding shares of the Series Z Preferred Stock shall have been paid or contemporaneously are declared and paid for all past Quarterly Dividend Periods, no shares of the Series Z Preferred Stock shall be redeemed unless all outstanding shares of the Series Z Preferred Stock are simultaneously redeemed, and neither the Corporation nor a subsidiary of the Corporation shall purchase or otherwise acquire for valuable consideration any shares of the Series Z Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series Z Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all the outstanding shares of the Series Z Preferred Stock and mailed to the holders of record of all such outstanding shares at such holders' addresses as the same appear on the books of the Corporation and provided further that if some, but less than all, of the shares of the Series Z Preferred Stock are to be purchased or otherwise acquired pursuant to such purchase or exchange offer and the number of shares so tendered exceeds the number of shares so to be purchased or otherwise acquired by the Corporation, the shares of the Series Z Preferred Stock so tendered will be purchased or otherwise acquired by the Corporation on a pro rata basis according to the number of such shares duly tendered by each holder so tendering shares of the Series Z Preferred Stock for such purchase or exchange.

                (g) If all the outstanding shares of the Series Z Preferred Stock shall not have been redeemed on or prior to September 15, 1998, each holder of the shares of the Series Z Preferred Stock remaining outstanding shall have the right to require that the Corporation repurchase such holder's shares, in whole, at a purchase price (the "Purchase Price") in cash equal to 100% of the liquidation value of such share, together with all accrued and unpaid dividends on such shares to the date of such repurchase (the "Repurchase Date"), in accordance with the procedures set forth below.

            Within 30 days prior to September 15, 1998, the Corporation shall send by first-class mail, postage prepaid, to each holder of the shares of the Series Z Preferred Stock, at its address as the same appears on the books of the Corporation, a notice stating the Repurchase Date, which shall be no earlier than 45 days nor later than 60 days from the date such notice is mailed, and the instructions a holder must follow in order to have his shares of the Series Z Preferred Stock repurchased in accordance with this Section 3. Holders electing to have shares of the Series Z Preferred Stock repurchased will be required to surrender the certificate or certificates representing such shares to the Corporation at the address specified in the notice at least five business days prior to the Repurchase Date.

            4. Conversion or Exchange; Sinking Fund. The holders of shares of the Series Z Preferred Stock shall not have any rights herein to convert such shares into, or exchange such shares for, shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation; nor shall the holders of shares of the Series Z Preferred Stock be entitled to the benefits of a sinking fund in respect of their shares of the Series Z Preferred Stock.



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

            5.  Voting.  (a)  Except as otherwise provided in this
            Section 5 or as otherwise required by law, the Series Z Preferred Stock shall have no voting rights.

                (b) If six quarterly dividends (whether or not consecutive) payable on shares of Series Z Preferred Stock are in arrears at the time of the record date to determine stockholders for any annual meeting of stockholders of the Corporation, the number of directors of the Corporation shall be increased by two, and the holders of shares of Series Z Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) shall be entitled at such annual meeting of stockholders to elect two directors of the Corporation, with the remaining directors of the Corporation to be elected by the holders of shares of any other class or classes or series of stock entitled to vote therefor. In any such election, holders of shares of Series Z Preferred Stock shall have one vote for each share held.

            At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of all classes and series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by such single class of its designated Directors. In any election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting.

                (c) Any director who has been elected by the holders of shares of Series Z Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) may be removed at any time, with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If a vacancy occurs among the Directors elected by such stockholders voting as a class, other than by removal from office as set forth in the preceding sentence, such vacancy may be filled by the remaining Director so elected, or his or her successor then in office, and the

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

            Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

                (d) The voting rights of the holders of Series Z Preferred Stock to elect Directors as set forth above shall continue until all dividend arrearages on the Series Z Preferred Stock have been paid or declared and set apart for payment. Upon the termination of such voting rights, the terms of office of all persons who may have been elected pursuant to such voting rights shall immediately terminate, and the number of directors of the Corporation shall be decreased by two.

                (e) Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting separately as a class without regard to series, with the holders of shares of Series Z Preferred Stock being entitled to cast one vote per share, the Corporation may not:

                (i) create any class of stock that shall have preference as to dividends or distributions of assets over the Series Z Preferred Stock; or

                (ii) alter or change the provisions of the Certificate of Incorporation (including any Certificate of Amendment or Certificate of Designation relating to the Series Z Preferred Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series Z Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the powers, preferences or rights of one or more, but not all, series of Preferred Stock at the time outstanding, such alteration or change shall require consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class.

            6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of the Series Z Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any payment or distribution shall be made on the Common Stock or on any other class or series of stock ranking junior to shares of the Series Z Preferred Stock as to amounts distributable on dissolution, liquidation or winding up, $45,000 per share, plus an amount equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

                (b) Neither the merger or consolidation of the Corporation into or with any other corporation nor the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, of the Corporation for the purpose of this Section 6.

                (c) After the payment to the holders of the shares of the Series Z Preferred Stock of the full preferential amounts provided for in this Section 6, the holders of the Series Z Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

                (d) In the event the assets of the Corporation available for distribution to the holders of shares of the Series Z Preferred Stock upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 6, the holders of shares of the Series Z Preferred Stock and of any shares of Preferred Stock of any series or any other stock of the Corporation ranking, as to the amounts distributable upon dissolution, liquidation or winding up, on a parity with the Series Z Preferred Stock, shall share ratably in any distribution in proportion to the full respective preferential amounts to which they are entitled.

            7. Ranking of Stock of the Corporation. In respect of the Series Z Preferred Stock, any stock of any class or classes of the Corporation shall be deemed to rank:

                (a) prior to the shares of the Series Z Preferred Stock or prior to the Series Z Preferred Stock, either as to dividends or upon liquidation, if the holders of such stock shall be entitled to either the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of the Series Z Preferred Stock;

                (b) on a parity with shares of the Series Z Preferred Stock or on a parity with the Series Z Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates, redemption amounts per share or liquidation values per share or sinking fund provisions, if any, are different from those of the Series Z Preferred Stock, if the holders of such stock shall be entitled to either the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in proportion to their respective dividend rates or liquidation values, without preference or priority, one over the other, as

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

            between the holders of such stock and the holders of shares of the Series Z Preferred Stock, provided in any such case such stock does not rank prior to the Series Z Preferred Stock; and

                (c) junior to shares of the Series Z Preferred Stock or junior to the Series Z Preferred Stock, as to dividends and upon liquidation, if such stock shall be Common Stock or if the holders of shares of the Series Z Preferred Stock shall be entitled to receipt of dividends and of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of such stock.

            The Series Z Preferred Stock is on a parity with the 8.125% Cumulative Preferred Stock, Series A, of the Corporation, heretofore authorized for issuance by the Corporation.

            8. Definition. When used herein, the term "subsidiary" shall mean any corporation a majority of whose voting stock ordinarily entitled to elect directors is owned, directly or indirectly, by the Corporation.

            9. Limitation on Dividends on Junior Stock. So long as any Series Z Preferred Stock shall be outstanding, without the consent of the holders of two-thirds of the shares of the Series Z Preferred Stock then outstanding the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the Series Z Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than a distribution of Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless the following conditions shall be satisfied at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                (a) full cumulative dividends shall have been paid or declared and set apart for payment on all outstanding shares of Preferred Stock other than Junior Stock; and

                (b) the Corporation shall not be in default or in arrears with respect to any sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock;

provided, however, that any funds theretofore deposited in any sinking fund or other similar fund with respect to any Preferred Stock in compliance with the provisions of such sinking fund or other similar fund may thereafter be applied to the purchase or redemption of such Preferred Stock

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

in accordance with the terms of such sinking fund or other similar fund regardless of whether at the time of such application full cumulative dividends upon shares of Series Z Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment by the Corporation.

            10. Waiver, Modification and Amendment. Notwithstanding any other provisions relating to the Series Z Preferred Stock, any of the rights or benefits of the holders of the Series Z Preferred Stock may be waived, modified or amended with the consent of the holders of all of the then outstanding shares of Series Z Preferred Stock. Any such waiver, modification or amendment shall be deemed to have the same effect as satisfaction in full of any such right or benefit as though actually received by such holders.

        FIFTH:      The Directors need not be elected by written ballot
unless and to the extent the By-Laws so require.

        SIXTH:      The books and records of the Corporation may be kept
(subject to any mandatory requirement of law) outside the State of Delaware at such place or places as may be determined from time to time by or pursuant to authority granted by the Board of Directors or by the By-Laws.

        SEVENTH: (A) The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be elected initially for a one-year term, Class II directors initially for a two-year term and Class III directors initially for a three-year term. At each succeeding annual meeting of stockholders beginning in 1989, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors

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

shall have the same remaining term as that of his predecessor. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article SEVENTH unless expressly provided by such terms.

            B. Notwithstanding any other provision of this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of, this Article SEVENTH.

        EIGHTH:     A.  In addition to any affirmative vote required by law
or this Certificate of Incorporation or the By-Laws of the Corporation, and except as otherwise expressly provided in Section B of this Article EIGHTH, a Business Combination (as hereinafter defined) shall require the affirmative vote of not less than sixty-six and two-thirds percent (66 2/3%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class, excluding from such number of outstanding shares and from such required vote, Voting Stock beneficially owned by any Interested Stockholder (as hereinafter defined). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

            B. The provisions of Section A of this Article EIGHTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by any other provision of this Certificate of Incorporation or the By-Laws of the Corporation or otherwise, if all of the conditions specified in either of the following Paragraphs 1 or 2 are met; provided, however, that in the case of a Business Combination that does not involve the payment of consideration to the holders of the Corporation's outstanding Capital Stock (as hereinafter defined), then the provisions of Section A of this Article EIGHTH must be satisfied unless the conditions specified in the following Paragraph 1 are met:

            1. The Business Combination shall have been approved (and such approval not subsequently rescinded) by a majority of the Continuing Directors (as hereinafter defined), either specifically or as a transaction which is within an approved category of transactions with an Interested Stockholder. Such approval may be given prior to or subsequent to the acquisition of, or announcement or public disclosure of the intention to acquire, beneficial ownership of the Voting Stock that caused the Interested Stockholder to become an Interested Stockholder; provided, however, that approval shall be effective for the purposes of this

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

Paragraph 1 only if obtained at a meeting at which a Continuing Director Quorum (as hereinafter defined) was present; and provided further, that such approval may be rescinded by a majority of the Continuing Directors at any meeting at which a Continuing Director Quorum is present and which is held prior to consummation of the proposed Business Combination.

            2. All of the following conditions, if applicable, shall have been met:

                The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination (the "Consummation Date"), of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Capital Stock in such Business Combination shall be at least equal to the amount determined, as applicable, under Paragraph 2(a) or 2(b) below:

                (a) if the Fair Market Value per share of such class or series of Capital Stock on the date of the first public announcement of the proposed Business Combination (the "Announcement Date") is less than the Fair Market Value per share of such class or series of Capital Stock on the date on which the Interested Stockholder became an Interested Stockholder (the "Determination Date"), an amount (the "Premium Capital Stock Price") equal to the sum of (i) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date plus (ii) the product of the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date multiplied by the highest percentage premium over the closing sale price per share of such class or series of Capital Stock paid on any day by or on behalf of the Interested Stockholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Capital Stock within the two-year period immediately prior to the Announcement Date or in the transaction in which it became an Interested Stockholder; provided, however, that if the Premium Capital Stock Price as determined above is greater than the highest per share price paid by or on behalf of the Interested Stockholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of shares of such class or series of Capital Stock within the two-year period immediately prior to the Announcement Date, the amount required under this Paragraph 2(a) shall be the higher of (A) such highest price paid by or on behalf of the Interested Stockholder, and (B) the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date (the Fair Market Value and other prices per share of such class or series of Capital Stock referred to in this Paragraph 2(a) shall be in each case appropriately adjusted for any subsequent stock split, stock

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

            dividend, subdivision or reclassification with respect to such class or series of Capital Stock); or

                (b) if the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date is greater than or equal to the Fair Market Value per share of such class or series of Capital Stock on the Determination Date, in each case as appropriately adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock, a price per share equal to the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date.

            The provisions of this Paragraph 2 shall be required to be met with respect to every class or series of outstanding Capital Stock which is the subject of the Business Combination whether or not the Interested Stockholder has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock.

                (c) After the Determination Date and prior to the Consummation Date of such Business Combination: (i) except as approved by a majority of the Continuing Directors at a meeting at which a Continuing Director Quorum is present, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock; (ii) there shall have been an increase in the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors at a meeting at which a Continuing Director Quorum is present; and (iii) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Interested Stockholders becoming an Interested Stockholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Stockholder's percentage beneficial ownership of any class or series of Capital Stock.

                (d) After the Determination Date, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.


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

                (e) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the "Act") (or any subsequent provisions replacing such Act, rules or regulations), shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or not) of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Stock other than the Interested Stockholder and its Affiliates or Associates (as hereinafter defined), such investment banking firm to be paid a reasonable fee for its services by the Corporation.

                (f) Such Interested Stockholder shall not have made any major change in the Corporation's business or equity capital structure without the approval of at least a majority of the Continuing Directors.

            C. The following definitions shall apply with respect to this Article EIGHTH:

            1.  The term "Business Combination" shall mean:

                (a) any merger or consolidation of the Corporation or any Major Subsidiary (as hereinafter defined) with, or any sale, lease, exchange, transfer or other disposition of substantially all the assets or outstanding shares of capital stock of the Corporation or any Major Subsidiary with or for the benefit of, (i) any Interested Stockholder or (ii) any other company (whether or not itself an Interested Stockholder) which is or after such merger, consolidation or sale, lease, exchange, transfer or other disposition would be an Affiliate or Associate of an Interested Stockholder; or

                (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving any assets, securities or

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

            commitments of the Corporation, any Major Subsidiary or any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder having an aggregate Fair Market Value and/or involving aggregate commitments of Twenty-Five Million dollars ($25,000,000) or more; or

                (c) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries (as hereinafter defined) or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

                (d) any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (a) to (d);

provided, however, that no such aforementioned transaction shall be deemed to be a Business Combination subject to this Article EIGHTH if the Announcement Date of such transaction occurs more than eighteen months after the Determination Date with respect to such Interested Stockholder.

            2. The term "Capital Stock" shall mean all capital stock of the Corporation authorized to be issued from time to time under Article FOURTH of this Certificate of Incorporation, including, without limitation, the Common Stock, and the term "Voting Stock" shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

            3. The term "person" shall mean any individual, firm, company or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

            4. The term "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is, or has announced or publicly disclosed a plan or intention to become, the beneficial owner of Voting Stock representing twenty-five percent (25%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or (b) is an Affiliate or Associate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of Voting Stock representing twenty-five percent (25%)

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

or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock.

            5.  A person shall be a "beneficial owner" of any Capital Stock
(a) which such person or any of its Affiliates or Associates beneficially owns directly or indirectly; (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or (c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For the purposes of determining whether a person is an Interested Stockholder pursuant to Paragraph 4 of this Section C, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph 5 of Section C, but shall not include any other shares of Capital Stock that may be reserved for issuance or issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

            6. The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Act as in effect on the date that this Article EIGHTH is approved and adopted by the Sole Incorporator (the term "registrant" in said Rule 12b-2 meaning in this case the Corporation); provided, however, that the terms "Affiliate" and "Associate" shall not include any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

            7. The term "Subsidiary" means any company of which a majority of any class of equity security is beneficially owned by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Paragraph 4 of this Section C, the term "Subsidiary" shall mean only a company of which a majority of each class of equity security is beneficially owned by the Corporation.

            8. The term "Major Subsidiary" means a Subsidiary having assets of twenty-five million dollars ($25,000,000) or more as reflected in the most recent fiscal year-end audited, or if unavailable, unaudited, consolidated balance sheet, prepared in accordance with applicable state insurance law with respect to Subsidiaries engaged in an insurance business, and in accordance with generally accepted accounting principles with respect to Subsidiaries engaged in a business other than an insurance business.

            9. The term "Continuing Director" means any member of the Board of Directors of the Corporation, while such person is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Interested Stockholder and who was a member of the Board of Directors prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director while such successor is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Interested Stockholder and who is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors; provided, however, that the term "Continuing Director" shall not include any officer of the Corporation or of any Affiliate or Associate of the Corporation.

            10. The term "Fair Market Value" means (a) in the case of cash, the amount of such cash; (b) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (c) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

            11. The term "Continuing Director Quorum" means at least two (2) Continuing Directors capable of exercising the power conferred upon them under the provisions of the Certificate of Incorporation and By-Laws of the Corporation.

            12. In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in Paragraph 2 of Section B of this Article EIGHTH shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

            D. A majority of the Continuing Directors at a meeting at which a Continuing Director Quorum is present shall have the power and duty to determine the purposes of this Article EIGHTH, on the basis of information known to them after reasonable inquiry, and to determine all questions arising under this Article EIGHTH, including, without limitation,
(a) whether a person is an Interested Stockholder, (b) the number of shares of Capital Stock or other securities beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of twenty-five million dollars ($25,000,000) or more as provided in Paragraph 1(b) of Section C of this Article EIGHTH and
(e) whether a Subsidiary is a Major Subsidiary. Any such determination made in good faith shall be binding and conclusive on all parties. In the event a Continuing Director Quorum cannot be attained at such meeting, all such determinations shall be made by the Delaware Court of Chancery.

            E. Nothing contained in this Article EIGHTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

            F. The fact that any Business Combination complies with the provisions of Section B of this Article EIGHTH shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

            G. Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single class, excluding Voting Stock beneficially owned by any Interested Stockholder, shall be required to amend, alter, change or repeal, or adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of, this Article EIGHTH; provided, however, that this Section G shall not apply to, and such sixty-six and two-thirds percent (66 2/3%) vote shall not be required for, any amendment, repeal or adoption recommended by the affirmative vote of at least seventy-five percent (75%) of the entire Board of Directors if all of such directors voting for such recommendation are persons who would be eligible to serve as Continuing Directors within the meaning of Section C, Paragraph 9 of this Article EIGHTH.

        NINTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's By-Laws. The affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's By-Laws. Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the shares entitled to vote at an election of directors shall be required to adopt, amend, alter or repeal, or adopt any provision as part of this

Certificate of Incorporation inconsistent with the purpose and intent of, this Article NINTH.

        TENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

        ELEVENTH:   Except as provided in Articles FOURTH, SEVENTH, EIGHTH
and NINTH of this Certificate of Incorporation, the Corporation reserves the right to amend and repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware, and all rights of stockholders shall be subject to this reservation.

            THE UNDERSIGNED, being a Senior Vice President of the Corporation, does hereby certify that the Corporation has restated its Certificate of Incorporation as set forth above, does hereby certify that such restatement has been duly adopted by the Board of Directors of the Corporation in accordance with the applicable provisions of Section 245 of the General Corporation Law of the State of Delaware, and does hereby make and file this Restated Certificate of Incorporation.

Dated:  March 29, 1994



                                          /s/ Charles O. Prince, III
                                       -------------------------------
                                           Charles O. Prince, III
                                           Senior Vice President


ATTEST:


  /s/ Mark J. Amrhein
----------------------------
Mark J. Amrhein
Assistant Secretary

                          CERTIFICATE OF AMENDMENT
                                   TO THE
                  RESTATED CERTIFICATE OF INCORPORATION OF
                             THE TRAVELERS INC.



             -------------------------------------------------

                  Pursuant to Section 242 of the General
                  Corporation Law of the State of Delaware


             -------------------------------------------------

          THE TRAVELERS INC., a Delaware corporation (the "Corporation") does hereby certify as follows:

          FIRST:  Article FIRST of the Restated Certificate of
Incorporation of the Corporation is hereby amended to read in its entirety as set forth below:

          FIRST:  The name of the Corporation is:

                     TRAVELERS GROUP INC.

          SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, The Travelers Inc. has caused this certificate to be executed in its corporate name this 26th day of April, 1995.


                                        THE TRAVELERS INC.


                                             /s/ Charles O. Prince, III
                                        By: ____________________________
                                             Charles O. Prince, III
                                             Senior Vice President and
                                             Secretary

                              CERTIFICATE OF AMENDMENT
                                        TO THE
                       RESTATED CERTIFICATE OF INCORPORATION OF
                                 TRAVELERS GROUP INC.



                              -------------------------

                       Pursuant to Section 242 of the General
                       Corporation Law of the State of Delaware


                              -------------------------

         TRAVELERS GROUP INC., a Delaware corporation (the "Corporation") does hereby certify as follows:

         FIRST: Article SEVENTH is hereby amended to read in its entirety as follows:

    The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. At each annual meeting, each director shall be elected for a one-year term. A director shall hold office until the annual meeting held the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto.

         SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Travelers Group Inc. has caused this certificate to be executed in its corporate name this 23rd day of April, 1997.


                                       TRAVELERS GROUP INC.

                                       By:    /s/ Charles O. Prince, III
                                           -------------------------------
                                            Charles O. Prince, III
                                            Executive Vice President and
                                            Secretary

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                   RESTATED CERTIFICATE OF INCORPORATION OF
                              TRAVELERS GROUP INC.

                             ---------------------

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

                             ---------------------


        TRAVELERS GROUP INC., a Delaware corporation (the "Corporation") does hereby certify as follows:

        FIRST:   The first sentence of paragraph A, Article FOURTH of the
Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

                The total number of shares of Common Stock which the Corporation shall have authority to issue is One Billion Five Hundred Million (1,500,000,000) shares of Common Stock having a par value of one cent ($.01) per share.


        SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Travelers Group Inc. has caused this certificate to be executed in its corporate name this 24th day of April, 1996.


                                                  TRAVELERS GROUP INC.

                                                  By: /s/ Charles O. Prince, III
                                                    ----------------------------
                                                      Charles O. Prince, III
                                                      Senior Vice President and
                                                      Secretary

                        Certificate of Designation
                                     of
                  6.365% Cumulative Preferred Stock, Series F
                                     of
                            Travelers Group Inc.

                       ______________________________

                       pursuant to Section 151 of the
             General Corporation Law of the State of Delaware

                       ______________________________

         Travelers Group Inc., a Delaware corporation (the "Corporation"), hereby certifies that:

         1. The Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at one billion five hundred million (1,500,000,000) shares of common stock, par value $.01 per share ("Common Stock") and thirty million (30,000,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock").

         2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of the shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. Pursuant to resolutions duly adopted by the Board of Directors in accordance with Section 141 of the General Corporation Law of the State of Delaware (the "DGCL"), the Board of Directors has granted such authority to its Executive Committee (the "Executive Committee").

         3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, and upon the Executive Committee by resolution of the Board of Directors, the Executive Committee, by action duly taken on May 30, 1997, and the Notes Committee by action duly taken on June 11, 1997 adopted resolutions that provide for a series of Preferred Stock as follows:

         RESOLVED, that an issue of a series of Preferred Stock is hereby provided for, and the number of shares to be included in such series is established, and the designation, powers, preference and rights, and qualifications, limitations or restrictions thereof, of such series are fixed, hereby as follows:

         1. Designation and Number of Shares. The designation of such series shall be 6.365% Cumulative Preferred Stock, Series F (the "Series F Preferred Stock"), and the number of shares constituting such series shall be 1,600,000. The number of authorized shares of Series F Preferred Stock may be reduced (but not below the number of shares thereof then outstanding) by further resolution duly adopted by the Board of Directors or the Executive Committee and by the filing of a certificate pursuant to the provisions of the DGCL stating that such reduction has been so authorized, but the number of authorized shares of Series F Preferred Stock shall not be increased.

         2. Dividends. Dividends on each share of Series F Preferred Stock shall be cumulative from the date of original issue of such share and shall be payable, when and as declared by the Board of Directors out of funds legally available therefor, in cash on March 1, June 1, September 1 and December 1 of each year, commencing September 1, 1997.

         Each quarterly period beginning on February 15, May 15, August 15 and November 15 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period." If a share of Series F Preferred Stock is outstanding during an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period shall be $3.978125 (or one-fourth of 6.365% of the Liquidation Preference (as defined in Section 7) for such share). If a share of Series F Preferred Stock is outstanding for less than an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period on which such share shall be outstanding shall be the product of $3.978125 multiplied by the ratio (which shall not exceed one) that the number of days that such share was outstanding during such Dividend Period bears to the number of days in such Dividend Period.

         If, prior to 18 months after the date of the original issuance of the Series F Preferred Stock, one or more amendments to the Internal Revenue Code of 1986, as amended (the "Code") are enacted that reduce the percentage of the dividends-received deduction (currently 70%) as specified in section 243(a)(1) of the Code or any successor provision (the "Dividends-Received Percentage"), the amount of each dividend payable (if declared) per share of Series F Preferred Stock for dividend payments made on or after the effective date of such change in the Code will be adjusted by multiplying the amount of the dividend payable described above (before adjustment) by the following fraction (the
"DRD Formula"), and rounding the result to the nearest cent (with one-half cent rounded up):

                        1-.35(1-.70)
                       --------------
                        1-.35(1-DRP)

For the purposes of the DRD Formula, "DRP" means the Dividends-Received Percentage (expressed as a decimal) applicable to the dividend in question; provided, however, that if the Dividends-Received Percentage applicable to the dividend in question shall be less than 50%, then the DRP shall equal .50. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Corporation receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Corporation or a private letter ruling or similar form of authorization from the Internal Revenue Service ("IRS") to the effect that such amendment does not apply to a dividend payable on the Series F Preferred Stock, then such amendment will not result in the adjustment provided for pursuant to the DRD Formula with respect to such dividend. Such opinion shall be based upon the legislation amending or establishing the DRP or upon a published pronouncement of the IRS addressing such legislation.

         If any such amendment to the Code is enacted after the dividend payable on a dividend payment date has been declared, the amount of the dividend payable on such dividend payment date will not be increased; instead, additional dividends (the "Post Declaration Date Dividends") equal to the excess, if any, of (x) the product of the dividend paid by the Corporation on such dividend payment date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage applicable to the dividend in question and .50) over (y) the dividend paid by the Corporation on such dividend payable date, will be payable (if declared) to holders of Series F Preferred Stock on the record date applicable to the next succeeding dividend payment date or, if the Series F Preferred Stock is called for redemption prior to such record date, to holders of Series F Preferred Stock on the applicable redemption date, as the case may be, in addition to any other amounts payable on such date.

         If any such amendment to the Code is enacted and the reduction in the Dividends-Received Percentage retroactively applies to a dividend payment date as to which the Corporation previously paid dividends on the Series F Preferred Stock (each, an "Affected Dividend Payment Date"), the Corporation will pay (if declared) additional dividends (the "Retroactive Dividends") to holders of Series F Preferred Stock on the record date applicable to the next succeeding dividend payment date (or, if such amendment is enacted after the dividend payable on such dividend payment date has been declared, to holders of Series F Preferred Stock on the record date following the date of enactment) or, if the Series F Preferred Stock is called for redemption prior to such record date, to holders of Series F Preferred Stock on the applicable redemption date, as the case may be, in an amount equal to the excess of (x) the product of the dividend paid by the Corporation on each Affected Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage and .50 applied to each Affected Dividend Payment Date) over (y) the sum of the dividend paid by the Corporation on each Affected Dividend Payment Date; provided, however that if the Corporation has received the opinion, letter ruling or authorization referred to above, with respect to a dividend payable on the Affected Payment Date, then no such Retroactive Dividends will be payable.

         Each dividend on the shares of Series F Preferred Stock shall be paid to the holders of record of shares of Series F Preferred Stock as they appear on the stock register of the Corporation on such record date, not more than 60 days nor less than 10 days preceding the payment date of such dividend, as shall be fixed in advance by the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed in advance by the Board of Directors.

         If there shall be outstanding shares of any other class or series of preferred stock of the Corporation ranking on a parity as to dividends with the Series F Preferred Stock, the Corporation, in making any dividend payment on account of arrears on the Series F Preferred Stock or such other class or series of preferred stock, shall make payments ratably upon all outstanding shares of Series F Preferred Stock and such other class or series of preferred stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series F Preferred Stock and such other class or series of preferred stock to the date of such dividend payment.

         Holders of shares of Series F Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on such shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment that is in arrears.

         3. Redemption. The Series F Preferred Stock is not subject to any mandatory redemption pursuant to a sinking fund or otherwise. The Corporation, at its option, may redeem shares of Series F Preferred Stock, as a whole or in part, at any time or from time to time on or after June 16, 2007, at a price of $250 per share, plus accrued and accumulated but unpaid dividends thereon to but excluding the date fixed for redemption (the "Redemption Price").

         If the Corporation shall redeem shares of Series F Preferred Stock pursuant to this Section 3, notice of such redemption shall be given by first class mail, postage prepaid, not less than 30 or more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as shown on the stock register of the Corporation. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series F Preferred Stock to be redeemed and, if less than all such shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the Redemption Price; (d) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the Redemption Price) dividends on the shares of Series F Preferred Stock so called for redemption shall cease to accrue, and such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the Redemption Price) shall cease. Upon surrender in accordance with such notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), the Corporation shall redeem such shares at the Redemption Price. If less than all the outstanding shares of Series F Preferred Stock are to be redeemed, the Corporation shall select those shares to be redeemed from outstanding shares of Series F Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors to be equitable.

         The Corporation shall not redeem less than all the outstanding shares of Series F Preferred Stock pursuant to this Section 3, or purchase or acquire any shares of Series F Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series F Preferred Stock, unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series F Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Corporation with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

         4. Shares to be Retired. All shares of Series F Preferred Stock redeemed by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

         5. Conversion or Exchange. The holders of shares of Series F Preferred Stock shall not have any rights to convert any such shares into or exchange any such shares for shares of any other class or series of capital stock of the Corporation.

         6. Voting. Except as otherwise provided in this Section 6 or as otherwise required by law, the Series F Preferred Stock shall have no voting rights.

         If six quarterly dividends (whether or not consecutive) payable on shares of Series F Preferred Stock are in arrears at the time of the record date to determine stockholders for any annual meeting of stockholders of the Corporation, the number of directors of the Corporation shall be increased by two, and the holders of shares of Series F Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) shall be entitled at such annual meeting of stockholders to elect two directors of the Corporation, with the remaining directors of the Corporation to be elected by the holders of shares of any other class or classes or series of stock entitled to vote therefor. In any such election, holders of shares of Series F Preferred Stock shall have one vote for each share held.

         At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of all classes and series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by such single class of its designated Directors. In any election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting.

         Any director who has been elected by the holders of shares of Series F Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) may be removed at any time, with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If a vacancy occurs among the Directors elected by such stockholders voting as a class, other than by removal from office as set forth in the preceding sentence, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

         The voting rights of the holders of the Series F Preferred Stock to elect Directors as set forth above shall continue until all dividend arrearages on the Series F Preferred Stock have been paid or declared and set apart for payment. Upon the termination of such voting rights, the terms of office of all persons who may have been elected pursuant to such voting rights shall immediately terminate, and the number of directors of the Corporation shall be decreased by two.

         Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting separately as a class without regard to series, with the holders of shares of Series F Preferred Stock being entitled to cast one vote per share, the Corporation may not:

         (i) create any class of stock that shall have preference as to dividends or distributions of assets over the Series F Preferred Stock; or

         (ii) alter or change the provisions of the Certificate of Incorporation (including any Certificate of Amendment or Certificate of Designation relating to the Series F Preferred Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series F Preferred Stock;

provided, however, that if such creation or such alteration or change would adversely affect the powers, preferences or rights of one or more, but not all, series of Preferred Stock at the time outstanding, such alteration or change shall require consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class.

         7. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, voluntary or involuntary, the holders of Series F Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets shall be made to the holders of the Common Stock or of any other shares of stock of the Corporation ranking as to such distribution junior to the Series F Preferred Stock, a liquidating distribution in an amount equal to $250 per share (the "Liquidation Preference") plus an amount equal to any accrued and accumulated but unpaid dividends thereon to the date of final distribution. The holders of the Series F Preferred Stock shall not be entitled to receive the Liquidation Preference and such accrued dividends, however, until the liquidation preference of any other class of stock of the Corporation ranking senior to the Series F Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full.

         If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution are insufficient to pay in full the amounts payable with respect to the Series F Preferred Stock and any other shares of stock of the Corporation ranking as to any such distribution on a parity with the Series F Preferred Stock, the holders of the Series F Preferred Stock and of such other shares shall share ratably in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

         After payment to the holders of the Series F Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the Series F Preferred Stock shall be entitled to no further participation in any distribution of assets by the Corporation.

         Consolidation or merger of the Corporation with or into one or more other corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Corporation, shall not be deemed or construed to be a liquidatin, dissolution or winding up of the Corporation within the meaning of this Section 7 if the preferences or special voting rights of the holders of shares of Series F Preferred Stock are not impaired thereby.

         8.   Limitation on Dividends on Junior Stock. So long as any
Series F Preferred Stock shall be outstanding the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the Series F Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than a distribution of Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless the following conditions shall be satisfied at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

         (i) full cumulative dividends shall have been paid or declared and set apart for payment on all outstanding shares of Preferred Stock other than Junior Stock; and

         (ii) the Corporation shall not be in default or in arrears with respect to any sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock;

provided, however, that any funds theretofore deposited in any sinking fund or other similar fund with respect to any Preferred Stock in compliance with the provisions of such sinking fund or other similar fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund or other similar fund regardless of whether at the time of such application full cumulative dividends upon shares of Series F Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment by the Corporation.

Travelers Group Inc. has caused this Certificate to be duly executed by its Executive Vice President, and attested by its Assistant Secretary this 13th day of June, 1997.

                                  TRAVELERS GROUP INC.



                                  By       /s/ Charles O. Prince, III
                                    -----------------------------------
                                          Charles O. Prince, III
                                          Executive Vice President


Attest:



       /s/ Shelley J. Dropkin
----------------------------------
Shelley J. Dropkin
Assistant Secretary

                        Certificate of Designation
                                     of
                6.213% Cumulative Preferred Stock, Series G
                                     of
                           Travelers Group Inc.

                       ______________________________

                       pursuant to Section 151 of the
             General Corporation Law of the State of Delaware

                       ______________________________

         Travelers Group Inc., a Delaware corporation (the "Corporation"), hereby certifies that:

         1. The Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at one billion five hundred million (1,500,000,000) shares of common stock, par value $.01 per share ("Common Stock") and thirty million (30,000,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock").

         2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of the shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. Pursuant to resolutions duly adopted by the Board of Directors in accordance with Section 141 of the General Corporation Law of the State of Delaware (the "DGCL"), the Board of Directors has granted such authority to its Executive Committee (the "Executive Committee").

         3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, and upon the Executive Committee by resolution of the Board of Directors, the Executive Committee, by action duly taken on July 8, 1997, and the Notes Committee by action duly taken on July 8, 1997 adopted resolutions that provide for a series of Preferred Stock as follows:

         RESOLVED, that an issue of a series of Preferred Stock is hereby provided for, and the number of shares to be included in such series is established, and the designation, powers, preference and rights, and qualifications, limitations or restrictions thereof, of such series are fixed, hereby as follows:

         1. Designation and Number of Shares. The designation of such series shall be 6.213% Cumulative Preferred Stock, Series G (the "Series G Preferred Stock"), and the number of shares constituting such series shall be 800,000. The number of authorized shares of Series G Preferred Stock may be reduced (but not below the number of shares thereof then outstanding) by further resolution duly adopted by the Board of Directors or the Executive Committee and by the filing of a certificate pursuant to the provisions of the DGCL stating that such reduction has been so authorized, but the number of authorized shares of Series G Preferred Stock shall not be increased.

         2. Dividends. Dividends on each share of Series G Preferred Stock shall be cumulative from the date of original issue of such share and shall be payable, when and as declared by the Board of Directors out of funds legally available therefor, in cash on March 1, June 1, September 1 and December 1 of each year, commencing September 1, 1997.

         Each quarterly period beginning on March 1, June 1, September 1 and December 1 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period." If a share of Series G Preferred Stock is outstanding during an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period shall be $3.883125 (or one-fourth of 6.213% of the Liquidation Preference (as defined in Section 7) for such share). If a share of Series G Preferred Stock is outstanding for less than an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period on which such share shall be outstanding shall be the product of $3.883125 multiplied by the ratio (which shall not exceed one) that the number of days that such share was outstanding during such Dividend Period bears to the number of days in such Dividend Period.

         If, prior to 18 months after the date of the original issuance of the Series G Preferred Stock, one or more
                                      2
amendments to the Internal Revenue Code of 1986, as amended (the "Code") are enacted that reduce the percentage of the dividends-received deduction (currently 70%) as specified in section 243(a)(1) of the Code or any successor provision (the "Dividends-Received Percentage"), the amount of each dividend payable (if declared) per share of Series G Preferred Stock for dividend payments made on or after the effective date of such change in the Code will be adjusted by multiplying the amount of the dividend payable described above (before adjustment) by the following fraction (the "DRD Formula"), and rounding the result to the nearest cent (with one-half cent rounded up):

                        1-.35(1-.70)
                       --------------
                        1-.35(1-DRP)

For the purposes of the DRD Formula, "DRP" means the Dividends-Received Percentage (expressed as a decimal) applicable to the dividend in question; provided, however, that if the Dividends-Received
Percentage applicable to the dividend in question shall be less than 50%, then the DRP shall equal .50. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Company receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Company or a private letter ruling or similar form of authorization from the Internal Revenue Service ("IRS") to the effect that such amendment does not apply to a dividend payable on the Series G Preferred Stock, then such amendment will not result in the adjustment provided for pursuant to the DRD Formula with respect to such dividend. Such opinion shall be based upon the legislation amending or establishing the DRP or upon a published pronouncement of the IRS addressing such legislation.

         If any such amendment to the Code is enacted after the dividend payable on a dividend payment date has been declared, the amount of the dividend payable on such dividend payment date will not be increased; instead, additional dividends (the "Post Declaration Date Dividends") equal to the excess, if any, of (x) the product of the dividend paid by the Company on such dividend payment date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage applicable to the dividend in question and .50) over (y) the dividend paid by the Company on such dividend payable date, will be payable (if declared) to holders of Series G Preferred Stock on the record date applicable to the next succeeding dividend payment date or, if the Series G Preferred Stock is called for redemption prior to such record date, to holders of Series G Preferred Stock on the applicable redemption date, as the case may be, in addition to any other amounts payable on such date.

         If any such amendment to the Code is enacted and the reduction in the Dividends-Received Percentage retroactively applies to a dividend payment date as to which the Company previously paid dividends on the Series G Preferred Stock (each, an "Affected Dividend Payment Date"), the Company will pay (if declared) additional dividends (the "Retroactive Dividends") to holders of Series G Preferred Stock on the record date applicable to the next succeeding dividend payment date (or, if such amendment is enacted after the dividend payable on such dividend payment date has been declared, to holders of Series G Preferred Stock on the record date following the date of enactment) or, if the Series G Preferred Stock is called for redemption prior to such record date, to holders of Series G Preferred Stock on the applicable redemption date, as the case may be, in an amount equal to the excess of (x) the product of the dividend paid by the Company on each Affected Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage and .50 applied to each Affected Dividend Payment Date) over (y) the sum of the dividend paid by the Company on each Affected Dividend Payment Date; provided, however that if the Company has received the opinion, letter ruling or authorization referred to above, with respect to a dividend payable on the Affected Payment Date, then no such Retroactive Dividends will be payable.

         Each dividend on the shares of Series G Preferred Stock shall be paid to the holders of record of shares of Series G Preferred Stock as they appear on the stock register of the Company on such record date, not more than 60 days nor less than 10 days preceding the payment date of such dividend, as shall be fixed in advance by the Board of Directors. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed in advance by the Board of Directors.

         If there shall be outstanding shares of any other class or series of preferred stock of the Company ranking on a parity as to dividends with the Series G Preferred Stock, the Company, in making any dividend payment on account of arrears on the Series G Preferred Stock or such other class or series of preferred stock, shall make payments ratably upon all outstanding shares of Series G Preferred Stock and such other class or series of preferred stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series G Preferred Stock and such other class or series of preferred stock to the date of such dividend payment.

         Holders of shares of Series G Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on such shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment that is in arrears.

         3. Redemption. The Series G Preferred Stock is not subject to any mandatory redemption pursuant to a sinking fund or otherwise. The Company, at its option, may redeem shares of Series G Preferred Stock, as a whole or in part, at any time or from time to time on or after July 11, 2007, at a price of $250 per share, plus accrued and accumulated but unpaid dividends thereon to but excluding the date fixed for redemption (the "Redemption Price").

         If the Company shall redeem shares of Series G Preferred Stock pursuant to this Section 3, notice of such redemption shall be given by first class mail, postage prepaid, not less than 30 or more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as shown on the stock register of the Company. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series G Preferred Stock to be redeemed and, if less than all such shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the Redemption Price; (d) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the Redemption Price) dividends on the shares of Series G Preferred Stock so called for redemption shall cease to accrue, and such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Redemption Price) shall cease. Upon surrender in accordance with such notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), the Company shall redeem such shares at the Redemption Price. If less than all the outstanding shares of Series G Preferred Stock are to be redeemed, the Company shall select those shares to be redeemed from outstanding shares of Series G Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors to be equitable.

         The Company shall not redeem less than all the outstanding shares of Series G Preferred Stock pursuant to this Section 3, or purchase or acquire any shares of Series G Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series G Preferred Stock, unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series G Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Company with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

         4. Shares to be Retired. All shares of Series G Preferred Stock redeemed by the Company shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

         5. Conversion or Exchange. The holders of shares of Series G Preferred Stock shall not have any rights to convert any such shares into or exchange any such shares for shares of any other class or series of capital stock of the Company.

         6. Voting. Except as otherwise provided in this Section 6 or as otherwise required by law, the Series G Preferred Stock shall have no voting rights.

         If six quarterly dividends (whether or not consecutive) payable on shares of Series G Preferred Stock are in arrears at the time of the record date to determine stockholders for any annual meeting of stockholders of the Company, the number of directors of the Company shall be increased by two, and the holders of shares of Series G Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) shall be entitled at such annual meeting of stockholders to elect two directors of the Company, with the remaining directors of the Company to be elected by the holders of shares of any other class or classes or series of stock entitled to vote therefor. In any such election, holders of shares of Series G Preferred Stock shall have one vote for each share held.

         At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of all classes and series of capital stock of the Company having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by such single class of its designated Directors. In any election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting.

         Any director who has been elected by the holders of shares of Series G Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) may be removed at any time, with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If a vacancy occurs among the Directors elected by such stockholders voting as a class, other than by removal from office as set forth in the preceding sentence, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

         The voting rights of the holders of the Series G Preferred Stock to elect Directors as set forth above shall continue until all dividend arrearages on the Series G Preferred Stock have been paid or declared and set apart for payment. Upon the termination of such voting rights, the terms of office of all persons who may have been elected pursuant to such voting rights shall immediately terminate, and the number of directors of the Company shall be decreased by two.

         Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting separately as a class without regard to series, with the holders of shares of Series G Preferred Stock being entitled to cast one vote per share, the Company may not:

         (i) create any class of stock that shall have preference as to dividends or distributions of assets over the Series G Preferred Stock; or

         (ii) alter or change the provisions of the Certificate of Incorporation (including any Certificate of Amendment or Certificate of Designation relating to the Series G Preferred Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series G Preferred Stock;

provided, however, that if such creation or such alteration or change would adversely affect the powers, preferences or rights of one or more, but not all, series of Preferred Stock at the time outstanding, such alteration or change shall require consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class.

         7. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, voluntary or involuntary, the holders of Series G Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to stockholders, before any distribution of assets shall be made to the holders of the Common Stock or of any other shares of stock of the Company ranking as to such distribution junior to the Series G Preferred Stock, a liquidating distribution in an amount equal to $250 per share (the "Liquidation Preference") plus an amount equal to any accrued and accumulated but unpaid dividends thereon to the date of final distribution. The holders of the Series G Preferred Stock shall not be entitled to receive the Liquidation Preference and such accrued dividends, however, until the liquidation preference of any other class of stock of the Company ranking senior to the Series G Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full.

         If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets available for distribution are insufficient to pay in full the amounts payable with respect to the Series G Preferred Stock and any other shares of stock of the Company ranking as to any such distribution on a parity with the Series G Preferred Stock, the holders of the Series G Preferred Stock and of such other shares shall share ratably in any distribution of assets of the Company in proportion to the full respective preferential amounts to which they are entitled.

         After payment to the holders of the Series G Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the Series G Preferred Stock shall be entitled to no further participation in any distribution of assets by the Company.

         Consolidation or merger of the Company with or into one or more other corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Company, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 7 if the preferences or special voting rights of the holders of shares of Series G Preferred Stock are not impaired thereby.

         8.   Limitation on Dividends on Junior Stock. So long as any
Series G Preferred Stock shall be outstanding the Company shall not declare any dividends on the Common Stock or any other stock of the Company ranking as to dividends or distributions of assets junior to the Series G Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Company, other than a distribution of Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless the following conditions shall be satisfied at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

         (i) full cumulative dividends shall have been paid or declared and set apart for payment on all outstanding shares of Preferred Stock other than Junior Stock; and

         (ii) the Company shall not be in default or in arrears with respect to any sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock;

provided, however, that any funds theretofore deposited in any sinking fund or other similar fund with respect to any Preferred Stock in compliance with the provisions of such sinking fund or other similar fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund or other similar fund regardless of whether at the time of such application full cumulative dividends upon shares of Series G Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment by the Company.

         Travelers Group Inc. has caused this Certificate to be duly executed by its Executive Vice President, and attested by its Assistant Secretary this 10th day of July, 1997.

                                  TRAVELERS GROUP INC.



                                  By /s/ Charles O. Prince, III
                                  -----------------------------
                                      Charles O. Prince, III
                                      Executive Vice President


Attest:



/s/ Shelley J. Dropkin
----------------------
Shelley J. Dropkin
Assistant Secretary

                              Certificate of Designation
                                          of
                     6.231% Cumulative Preferred Stock, Series H
                                          of
                                 Travelers Group Inc.

                            ______________________________

                           pursuant to Section 151 of the
                   General Corporation Law of the State of Delaware

                            ______________________________

         Travelers Group Inc., a Delaware corporation (the "Corporation"), hereby certifies that:

         1. The Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at one billion five hundred million (1,500,000,000) shares of common stock, par value $.01 per share ("Common Stock") and thirty million (30,000,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock").

         2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of the shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. Pursuant to resolutions duly adopted by the Board of Directors in accordance with Section 141 of the General Corporation Law of the State of Delaware (the "DGCL"), the Board of Directors has granted such authority to its Executive Committee (the "Executive Committee").

         3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, and upon the Executive Committee by resolution of the Board of Directors, the Executive Committee, by action duly taken on July 8, 1997, and the Notes Committee by action duly taken on September 3, 1997 adopted resolutions that provide for a series of Preferred Stock as follows:

         RESOLVED, that an issue of a series of Preferred Stock is hereby provided for, and the number of shares to be included in such series is established, and the designation, powers, preference and rights, and qualifications, limitations or restrictions thereof, of such series are fixed, hereby as follows:


              1. Designation and Number of Shares. The designation of such series shall be 6.231% Cumulative Preferred Stock, Series H (the "Series H Preferred Stock"), and the number of shares constituting such series shall be 800,000. The number of authorized shares of Series H Preferred Stock may be reduced (but not below the number of shares thereof then outstanding) by further resolution duly adopted by the Board of Directors or the Executive Committee and by the filing of a certificate pursuant to the provisions of the DGCL stating that such reduction has been so authorized, but the number of authorized shares of Series H Preferred Stock shall not be increased.

              2. Dividends. Dividends on each share of Series H Preferred Stock shall be cumulative from the date of original issue of such share and shall be payable, when and as declared by the Board of Directors out of funds legally available therefor, in cash on February 1, May 1, August 1 and November 1 of each year, commencing November 1, 1997.

              Each quarterly period beginning on February 1, May 1, August 1 and November 1 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period." If a share of Series H Preferred Stock is outstanding during an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period shall be $3.894375 (or one-fourth of 6.231% of the Liquidation Preference (as defined in Section 7) for such share). If a share of Series H Preferred Stock is outstanding for less than an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period on which such share shall be outstanding shall be the product of $3.894375 multiplied by the ratio (which shall not exceed one) that the number of days that such share was outstanding during such Dividend Period bears to the number of days in such Dividend Period.

              If, prior to 18 months after the date of the original issuance of the Series H Preferred Stock, one or more amendments to the Internal Revenue Code of 1986, as amended (the "Code") are enacted that reduce the percentage of the dividends-received deduction (currently 70%) as specified in section 243(a)(1) of the Code or any successor provision (the "Dividends-Received Percentage"), the amount of each dividend payable (if declared) per share of Series H Preferred Stock for dividend payments made on or after the effective date of such change in the Code will be adjusted by multiplying the amount of the dividend payable described above (before adjustment) by the following fraction (the "DRD Formula"), and rounding the result to the nearest cent (with one-half cent rounded up):

                             1-.35(1-.70)
                             ------------
                             1-.35(1-DRP)

    For the purposes of the DRD Formula, "DRP" means the Dividends-Received Percentage (expressed as a decimal) applicable to the dividend in question; provided, however, that if the Dividends-Received Percentage applicable to the dividend in question shall be less than 50%, then the DRP shall equal .50. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Company receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Company or a private letter ruling or similar form of authorization from the Internal Revenue Service ("IRS") to the effect that such amendment does not apply to a dividend payable on the Series H Preferred Stock, then such amendment will not result in the adjustment provided for pursuant to the DRD Formula with respect to such dividend. Such opinion shall be based upon the legislation amending or establishing the DRP or upon a published pronouncement of the IRS addressing such legislation.

              If any such amendment to the Code is enacted after the dividend payable on a dividend payment date has been declared, the amount of the dividend payable on such dividend payment date will not be increased; instead, additional dividends (the "Post Declaration
    Date Dividends") equal to the excess, if any, of (x) the product of the dividend paid by the Company on such dividend payment date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage applicable to the dividend in question and .50) over (y) the dividend paid by the Company on such dividend payable date, will be payable (if declared) to holders of Series H Preferred Stock on the record date applicable to the next succeeding dividend payment date or, if the Series H Preferred Stock is called for redemption prior to such record date, to holders of Series H Preferred Stock on the applicable redemption date, as the case may be, in addition to any other amounts payable on such date.

              If any such amendment to the Code is enacted and the reduction in the Dividends-Received Percentage retroactively applies to a dividend payment date as to which the Company previously paid dividends on the Series H Preferred Stock (each, an "Affected Dividend Payment Date"), the Company will pay (if declared) additional dividends (the "Retroactive Dividends") to holders of Series H Preferred Stock on the record date applicable to the next succeeding dividend payment date (or, if such amendment is enacted after the dividend payable on such dividend payment date has been declared, to holders of Series H Preferred Stock on the record date following the date of enactment) or, if the Series H Preferred Stock is called for redemption prior to such record date, to holders of Series H Preferred Stock on the applicable redemption date, as the case may be, in an amount equal to the excess of (x) the product of the dividend paid by the Company on each Affected Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage and .50 applied to each Affected Dividend Payment Date) over (y) the sum of the dividend paid by the Company on each Affected Dividend Payment Date; provided, however that if the Company has received the opinion, letter ruling or authorization referred to above, with respect to a dividend payable on the Affected Payment Date, then no such Retroactive Dividends will be payable.

              Each dividend on the shares of Series H Preferred Stock shall be paid to the holders of record of shares of Series H Preferred Stock as they appear on the stock register of the Company on such record date, not more than 60 days nor less than 10 days preceding the payment date of such dividend, as shall be fixed in advance by the Board of Directors. Dividends on account of arrears for any past
    Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed in advance by the Board of Directors.

              If there shall be outstanding shares of any other class or series of preferred stock of the Company ranking on a parity as to dividends with the Series H Preferred Stock, the Company, in making any dividend payment on account of arrears on the Series H Preferred Stock or such other class or series of preferred stock, shall make payments ratably upon all outstanding shares of Series H Preferred Stock and such other class or series of preferred stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series H Preferred Stock and such other class or series of preferred stock to the date of such dividend payment.

              Holders of shares of Series H Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on such shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment that is in arrears.

              3. Redemption. The Series H Preferred Stock is not subject to any mandatory redemption pursuant to a sinking fund or otherwise. The Company, at its option, may redeem shares of Series H Preferred Stock, as a whole or in part, at any time or from time to time on or after September 8, 2007, at a price of $250 per share, plus accrued and accumulated but unpaid dividends thereon to but excluding the date fixed for redemption (the "Redemption Price").

              If the Company shall redeem shares of Series H Preferred
    Stock pursuant to this Section 3, notice of such redemption shall be given by first class mail, postage prepaid, not less than 30 or more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as shown on the stock register of the Company. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series H Preferred Stock to be redeemed and, if less than all such shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the Redemption Price; (d) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the Redemption Price) dividends on the shares of Series H Preferred Stock so called for redemption shall cease to accrue, and such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Redemption Price) shall cease. Upon surrender in accordance with such notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), the Company shall redeem such shares at the Redemption Price. If less than all the outstanding shares of Series H Preferred Stock are to be redeemed, the Company shall select those shares to be redeemed from outstanding shares of Series H Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors to be equitable.

              The Company shall not redeem less than all the outstanding shares of Series H Preferred Stock pursuant to this Section 3, or purchase or acquire any shares of Series H Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series H Preferred Stock, unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series H Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Company with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

              4. Shares to be Retired. All shares of Series H Preferred Stock redeemed by the Company shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

              5. Conversion or Exchange. The holders of shares of Series H Preferred Stock shall not have any rights to convert any such shares into or exchange any such shares for shares of any other class or series of capital stock of the Company.

              6. Voting. Except as otherwise provided in this Section 6 or as otherwise required by law, the Series H Preferred Stock shall have no voting rights.

              If six quarterly dividends (whether or not consecutive) payable on shares of Series H Preferred Stock are in arrears at the time of the record date to determine stockholders for any annual meeting of stockholders of the Company, the number of directors of the Company shall be increased by two, and the holders of shares of Series H Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) shall be entitled at such annual meeting of stockholders to elect two directors of the Company, with the remaining directors of the Company to be elected by the holders of shares of any other class or classes or series of stock entitled to vote therefor. In any such election, holders of shares of Series H Preferred Stock shall have one vote for each share held.

              At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of all classes and series of capital stock of the Company having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by such single class of its designated Directors. In any election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting.

              Any director who has been elected by the holders of shares of Series H Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) may be removed at any time, with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If a vacancy occurs among the Directors elected by such stockholders voting as a class, other than by removal from office as set forth in the preceding sentence, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

              The voting rights of the holders of the Series H Preferred Stock to elect Directors as set forth above shall continue until all dividend arrearages on the Series H Preferred Stock have been paid or declared and set apart for payment. Upon the termination of such voting rights, the terms of office of all persons who may have been elected pursuant to such voting rights shall immediately terminate, and the number of directors of the Company shall be decreased by two.

              Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting separately as a class without regard to series, with the holders of shares of Series H Preferred Stock being entitled to cast one vote per share, the Company may not:

              (i) create any class of stock that shall have preference as to dividends or distributions of assets over the Series H Preferred Stock; or

              (ii) alter or change the provisions of the Certificate of Incorporation (including any Certificate of Amendment or Certificate of Designation relating to the Series H Preferred Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series H Preferred Stock;

    provided, however, that if such creation or such alteration or change would adversely affect the powers, preferences or rights of one or more, but not all, series of Preferred Stock at the time outstanding, such alteration or change shall require consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class.

              7. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, voluntary or involuntary, the holders of Series H Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to stockholders, before any distribution of assets shall be made to the holders of the Common Stock or of any other shares of stock of the Company ranking as to such distribution junior to the Series H Preferred Stock, a liquidating distribution in an amount equal to $250 per share (the "Liquidation Preference") plus an amount equal to any accrued and accumulated but unpaid dividends thereon to the date of final distribution. The holders of the Series H Preferred Stock shall not be entitled to receive the Liquidation Preference and such accrued dividends, however, until the liquidation preference of any other class of stock of the Company ranking senior to the Series H Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full.

              If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets available for distribution are insufficient to pay in full the amounts payable with respect to the Series H Preferred Stock and any other shares of stock of the Company ranking as to any such distribution on a parity with the Series H Preferred Stock, the holders of the Series H Preferred Stock and of such other shares shall share ratably in any distribution of assets of the Company in proportion to the full respective preferential amounts to which they are entitled.

              After payment to the holders of the Series H Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the Series H Preferred Stock shall be entitled to no further participation in any distribution of assets by the Company.

              Consolidation or merger of the Company with or into one or more other corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Company, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Company within the meaning of this
    Section 7 if the preferences or special voting rights of the holders of shares of Series H Preferred Stock are not impaired thereby.

              8. Limitation on Dividends on Junior Stock. So long as any Series H Preferred Stock shall be outstanding the Company shall not declare any dividends on the Common Stock or any other stock of the Company ranking as to dividends or distributions of assets junior to the Series H Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Company, other than a distribution of Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless the following conditions shall be satisfied at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

              (i) full cumulative dividends shall have been paid or declared and set apart for payment on all outstanding shares of Preferred Stock other than Junior Stock; and

              (ii) the Company shall not be in default or in arrears with respect to any sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock;

    provided, however, that any funds theretofore deposited in any sinking fund or other similar fund with respect to any Preferred Stock in compliance with the provisions of such sinking fund or other similar fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund or other similar fund regardless of whether at the time of such application full cumulative dividends upon shares of Series H Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment by the Company.

    Travelers Group Inc. has caused this Certificate to be duly executed by its Executive Vice President, and attested by its Assistant Secretary this 5th day of September, 1997.


                        TRAVELERS GROUP INC.



                            By  /s/ Charles O. Prince, III
                                ______________________________________
                                Charles O. Prince, III
                                Executive Vice President


Attest:


/s/ Shelley J. Dropkin
________________________________
Shelley J. Dropkin
Assistant Secretary

                               CERTIFICATE OF DESIGNATION
                                          OF

                   SERIES I CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                          OF

                                 TRAVELERS GROUP INC.

                Pursuant to Section 151 of the General Corporation Law
                               of the State of Delaware

         TRAVELERS GROUP INC., a Delaware corporation (the "Corporation"), hereby certifies that:

         1. The Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at one billion five hundred million (1,500,000,000) shares of common stock, par value $.01 per share ("Common Stock") and thirty million (30,000,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock").

         2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of the shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

         3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors, by action duly taken on September 24, 1997, adopted resolutions that provide for a series of Preferred Stock as follows:

         RESOLVED, that a series of the class of authorized Preferred Stock, par value $1.00 per share, of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1.  DESIGNATION AND AMOUNT.  The shares of
such series shall be designated as the "Series I Cumulative Convertible Preferred Stock" (the "Series I Preferred Stock") and the number of shares constituting such series shall be 280,000, which number may be decreased (but not increased) by a resolution adopted by the Board of Directors without a vote of stockholders; PROVIDED, HOWEVER, that such number may not be decreased below the number of then currently outstanding shares of Series I Preferred Stock.

         Section 2.  DIVIDENDS AND DISTRIBUTIONS.

         (a) The holders of shares of Series I Preferred Stock, in preference to the holders of shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation and of any other capital stock of the Corporation ranking junior to the Series I Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, cumulative cash dividends at the annual rate of $90 per share, and no more, in equal quarterly payments on March 31, June 30, September 30 and December 31 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date which is on or after the date of original issue of the Series I Preferred Stock; PROVIDED, HOWEVER, that with respect to such first Quarterly Dividend Payment Date, the holders of shares of Series I Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, a cumulative cash dividend in the amount of $22.50.

         (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of original issue of the Series I Preferred Stock, except that the amount of the cumulative cash dividend payable with respect to the first Quarterly Dividend Payment Date shall be as specified in paragraph (a) of this Section 2. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series I Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series I Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

         Section 3. VOTING RIGHTS. In addition to any voting rights provided elsewhere herein and in the Corporation's Restated Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation"), and any voting rights provided by law, the holders of shares of Series I Preferred Stock shall have the following voting rights:

         (a)  Each share of Series I Preferred Stock shall be entitled to
    26.31579 votes multiplied by the Exchange Ratio after giving effect to any Adjustment Event (as such terms are defined in the Agreement and Plan of Merger, dated as of September 24, 1997, among the Corporation, Salomon Inc and Diamonds Acquisition Corp. (the "Merger Agreement")), subject to adjustment in the manner set forth in paragraph (b) of Section 8. Except as otherwise provided herein, or by the Certificate of Incorporation, or by law, the shares of Series I Preferred Stock and the shares of Common Stock (and any other shares of capital stock of the Corporation at the time entitled thereto) shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (b) So long as any shares of Series I Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of at least two-thirds of the number of then-outstanding shares of Series I Preferred Stock, and all other series of the Corporation's Preferred Stock, par value $1.00 per share (collectively with the Series I Preferred Stock, the "Preferred Stock"), voting as a single class, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not: (i) authorize shares of any class or series of stock having any preference or priority as to dividends or upon liquidation ("Senior Stock") over the Preferred Stock; (ii) reclassify any shares of stock of the Corporation into shares of Senior Stock; (iii) authorize any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock; (iv) amend, alter or repeal the Certificate of Incorporation to alter or change the preferences, rights or powers of the Preferred Stock so as to affect the Preferred Stock adversely; PROVIDED, HOWEVER, that if any such amendment, alteration or repeal would alter or change the preferences, rights or powers of one or more, but not all, of the series of the Preferred Stock at the time outstanding, the consent or approval of the holders of at least two-thirds of the number of the outstanding shares of each such series so affected, similarly given, shall be required in lieu of (or if such consent is required by law, in addition to) the consent or approval of the holders of at least two-thirds of the number of outstanding shares of Preferred Stock as a class; or (v) effect the voluntary liquidation, dissolution or winding up of the Corporation, or the sale, lease, exchange of all or substantially all of the assets, property or business of the Corporation, or the merger or consolidation of the Corporation with or into any other corporation (except a wholly-owned subsidiary of the Corporation), PROVIDED, HOWEVER, that no separate vote of the holders of the Preferred Stock as a class shall be required in the case of a merger or consolidation or a sale, exchange or conveyance of all or substantially all of the assets, property or business of the Corporation (such transactions being hereinafter in this proviso referred to as a "reorganization") if (A) the resulting, surviving or acquiring corporation will have after such reorganization no stock either authorized or outstanding (except such stock of the Corporation as may have been authorized or outstanding immediately preceding such reorganization, or such stock of the resulting, surviving or acquiring corporation as may be issued in exchange therefor) ranking prior to, or on a parity with, the Preferred Stock or the stock of the resulting, surviving or acquiring corporation issued in exchange therefor and (B) each holder of shares of Preferred Stock immediately preceding such reorganization will receive in exchange therefor the same number of shares of stock, with substantially the same preferences, rights and powers, of the resulting, surviving, or acquiring corporation.

         So long as any shares of Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of a majority of the number of such shares at the time outstanding, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not amend the provisions of its Certificate of Incorporation so as to increase the amount of the authorized Preferred Stock or so as to authorize any other stock ranking on a parity with the Preferred Stock either as to payment of dividends or upon liquidation.

         (c) If on any date a total of six quarterly dividends on the Series I Preferred Stock have fully accrued but have not been paid in full, the holders of shares of Series I Preferred Stock, together with the holders of all other then-outstanding shares of any series of the Preferred Stock (or any other series or class of the Company's preferred stock) as to which series or class a total of six quarterly dividends have fully accrued but have not been paid in full and which such series or class shall be entitled to the rights described in this paragraph (c) (collectively, "Defaulted Preferred Stock"), shall have the right, voting together as a single class, to elect two directors. Such right of the holders of Defaulted Preferred Stock to vote for the election of such two directors may be exercised at any annual meeting or at any special meeting called for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all outstanding shares of Defaulted Preferred Stock, until dividends in default on the outstanding shares of Defaulted Preferred Stock shall have been paid in full (or such dividends shall have been declared and funds sufficient therefor set apart for payment), at which time the term of office of the two directors so elected shall terminate automatically. So long as such right to vote continues (and unless such right has been exercised by written consent of the holders of a majority of the outstanding shares of Defaulted Preferred Stock as hereinabove authorized), the Secretary of the Corporation may call, and upon the written request of the holders of record of a majority of the outstanding shares of Defaulted Preferred Stock addressed to him at the principal office of the Corporation shall call, a special meeting of the holders of such shares for the election of such two directors as provided herein.
    Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws for the holding of meetings of stockholders. No such special meet-ing or adjournment thereof shall be held on a date less then 30 days before an annual meeting of stockholders or any special meeting in lieu thereof. If at any such annual or special meeting or any adjournment thereof the holders of a majority of the then outstanding shares of Defaulted Preferred Stock entitled to vote in such election shall be present or represented by proxy, or if the holders of a majority of the outstanding shares of Defaulted Preferred Stock shall have acted by written consent in lieu of a meeting with respect thereto, then the authorized number of directors shall be increased by two, and the holders of the Defaulted Preferred Stock shall be entitled to elect the two additional directors. Directors so elected shall serve until the next annual meeting or until their successors shall be elected and shall qualify, unless the term of office of the persons so elected as directors shall have terminated under the circumstances set forth in the second sentence of this paragraph (c). In case of any vacancy occurring among the directors elected by the holders of the Defaulted Preferred Stock as a class, the remaining directors who shall have been so elected may appoint a successor to hold office for the unexpired term of the directors whose places shall be vacant. If both directors so elected by the holders of Defaulted Preferred Stock as a class shall cease to serve as directors before their terms shall expire, the holders of the Defaulted Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as hereinabove provided, or at a special meeting of such holders called as provided above, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

         (d) Except as provided herein (including without limitation the right to vote with the Common Stock on all matters submitted to a vote of stockholders of the Corporation as set forth in paragraph (a) of this
    Section 3) or in the Certificate of Incorporation, or as required by law, the holders of shares of Series I Preferred Stock shall have no voting rights and their consent shall not be required for the taking of any corporate action.

         Section 4.  CERTAIN RESTRICTIONS.

         (a) Whenever quarterly dividends payable on shares of Series I Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series I Preferred Stock shall have been paid in full or declared and set apart for payment, or whenever the Corporation shall not have redeemed shares of Series I Preferred Stock at a time required by paragraph (a) of Section 5 hereof, thereafter and until all mandatory redemption obligations which have come due shall have been satisfied or all necessary funds have been set apart for payment, the Corporation shall not:
    (i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series I Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock; or (ii) declare or pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series I Preferred Stock ("Parity Stock"), other than dividends or distributions payable in Junior Stock, except dividends paid ratably on the Series I Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled.

         (b) Whenever quarterly dividends payable on shares of Series I Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series I Preferred Stock shall have been paid in full or declared and set apart for payment, or whenever the Corporation shall not have redeemed shares of Series I Preferred Stock at a time required by paragraph (a) of Section 5 hereof, thereafter and until all mandatory redemption obligations which have come due shall have been satisfied or all necessary funds have been set apart for payment, the Corporation shall not:
    (i) redeem or purchase or otherwise acquire for consideration any shares of Junior Stock or Parity Stock; or (ii) purchase or otherwise acquire for consideration any shares of Series I Preferred Stock; PROVIDED, that the Corporation may redeem shares of Series I

    Preferred Stock pursuant to paragraph (a) of Section 5 hereof.

         (c) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (b) of this Section 4, purchase such shares at such time and in such manner.


         Section 5.  REDEMPTION.

         (a) On each October 31 commencing on October 31, 1998 (so long as any shares of Series I Preferred Stock remain outstanding), the Corporation shall redeem 140,000 shares of Series I Preferred Stock (or, if fewer than 140,000 shares of Series I Preferred Stock are then outstanding, the number of shares then outstanding), by paying therefor in cash $1,000 per share plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of redemption. The Corporation may apply to its mandatory redemption obligations, on a pro rata basis with respect to mandatory redemption payments to be made, any shares of Series I Preferred Stock purchased, redeemed or otherwise acquired (other than upon conversion) by it which have not been previously credited against its mandatory redemption obligations.

         (b) If less than all shares of Series I Preferred Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot, in such manner as may be prescribed by the Board of Directors.

         (c) Notice of any redemption of shares of Series I Preferred Stock shall be given by publication in a newspaper of general circulation in the Borough of Manhattan not less than thirty nor more than sixty days prior to the date fixed for redemption, if the Series I Preferred Stock is listed on any national securities exchange or traded in the over-the-counter market; and, in any case, a similar notice shall be mailed not less than thirty, but not more than sixty, days prior to such date to each holder of shares of Series I Preferred Stock to be redeemed, at such holder's address as it appears on the transfer books of the Corporation. In order to facilitate the redemption of shares of Series I Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series I Preferred Stock to be redeemed, not more than sixty days or less than thirty days prior to the date fixed for such redemption.

         (d)  Notice having been given pursuant to paragraph (c) of this
    Section 5, from and after the date specified therein as the date of redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to such notice, all dividends on the Preferred Stock thereby called for redemption shall cease to accrue, and from and after the date of redemption so specified, unless default shall be made by the Corporation as aforesaid, or from and after the date (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $10,000,000, PROVIDED that the notice of redemption shall state the intention of the Corporation to deposit such amount on a date in such notice specified, all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price (but without interest) and except the right to exercise any privileges of conversion, shall cease and determine. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of such Preferred Stock at the end of six years after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

         Section 6. REACQUIRED SHARES. Any shares of Series I Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatso-ever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $1.00 per share, of the Corporation and may be reissued subject to the conditions or restrictions on issuance set forth herein.

         Section 7.  LIQUIDATION, DISSOLUTION OR WINDING UP.

         (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of Series I Preferred

    Stock shall have received $1,000 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series I Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be determined to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

         Section 8. CONVERSION. Each share of Series I Preferred Stock may, at the option of the holder thereof, be converted at any time on or after the date of original issuance of the Series I Preferred Stock into shares of Common Stock, on the terms and conditions set forth in this Section 8.

         (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series I Preferred Stock shall be convertible in the manner hereinafter set forth into 26.31579 fully paid and nonassessable shares of Common Stock multiplied by the Exchange Ratio after giving effect to any Adjustment Event (as such terms are defined in the Merger Agreement).

         (b) The number of shares of Common Stock into which each share of Series I Preferred Stock is convertible, and the number of votes to which the holder of a share of Series I Preferred Stock is entitled pursuant to paragraph (a) of Section 3, shall be subject to adjustment from time to time as follows:

              (i) In case the Corporation shall at any time or from time to time declare a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, and in each such case,

                   (A) the number of shares of Common Stock into which each share of Series I Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock which the holder of a share of Series I
              Preferred Stock would have been entitled to    receive after the
              happening of any of the events described above had such share been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier;

                   (B) the number of votes to which a holder of a share of Series I Preferred Stock is entitled pursuant to paragraph (a) of
              Section 3 shall be adjusted so that, after the happening of any of the events described above, such holder shall be entitled to a number of votes equal to (I) the number of votes to which such holder was entitled pursuant to paragraph (a) of Section 3 immediately prior to such happening multiplied by (II) a fraction, the numerator of which is the number of shares of Common Stock into which one share of Series I Preferred Stock was convertible immediately after such happening and the denominator of which is the number of shares of Common Stock into which one share of Series I Preferred Stock was convertible immediately prior to such happening; and

                   (C) an adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, (1) immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, for purposes of subclause (A), and (2) immediately after the close of business on the date of payment of such dividend or distribution, or the date of effectiveness of such subdivision or reclassification, for purposes of subclause (B), or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective, for purposes of both subclause (A) and subclause (B).

              (ii) In case the Corporation shall issue rights or warrants to all holders of the Common Stock entitling such holders to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of the Common Stock and the record date for the determination of stockholders entitled to receive such rights or warrants, then, and in each such case,

                   (A) the number of shares of Common Stock into which each share of Series I Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying the number of shares of Common Stock into which such share was convertible on the day immediately prior to such record date by a fraction, (I) the numerator of which is the sum of (1) the number of shares of Common Stock outstanding on such record date and (2) the number of additional shares of Common Stock which such rights or warrant entitle holders of Common Stock to subscribe for or purchase ("Offered Shares"), and (II) the denominator of which is the sum of (1) the number of shares of Common Stock outstanding on the record date and (2) a fraction, (x) the numerator of which is the product of the number of Offered Shares multiplied by the subscription or purchase price of the Offered Shares and (y) the denominator of which is the Current Market Price per share of Common Stock on such record date;

                   (B) the number of votes to which a holder of a share of Series I Preferred Stock is entitled pursuant to paragraph (a) of
              Section 3 shall be adjusted so that, after the happening of any of the events described above, such holder shall be entitled to a number of votes equal to (I) the number of votes to which such holder was entitled pursuant to paragraph (a) of Section 3 immediately prior to such happening multiplied by (II) a fraction, the numerator of which is the number of shares of Common Stock into which one share of Series I Preferred Stock was convertible immediately after such happening and the denominator of which is the number of shares of Common Stock into which one share of Series I Preferred Stock was convertible immediately prior to such happening; and


                   (C) such adjustment shall become effective immediately after such record date, for purposes of subclause (A), and immediately after the date of such issuance, for purposes of subclause (B).

              (iii) In case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend) on its Common Stock, other than (x) regular quarterly dividends payable in cash or extraordinary cash dividends in an aggregate amount not to exceed $.25 per share of Common Stock, (y) shares of Common Stock which are referred to in clause (i) of this paragraph (b), or (z) rights or warrants which are referred to in clause (ii) of this paragraph (b), then,

                   (A) in each such case, the number of shares of Common Stock into which each share of Series I Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the number of shares of Common Stock into which such share was convertible on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock as of such record date, and the denominator of which shall be such Current Market Price per share of Common Stock less the Fair Market Value per share of Common Stock (as determined in good
              faith by the Board of Directors of the Corporation, a   certified
              resolution with respect to which shall be mailed to each holder of shares of

              Series I Preferred Stock) of such dividend or distribution; PROVIDED, HOWEVER, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock as of the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock as of such 35th Trading Day and the denominator of which shall be the Current Market Price per share of Common Stock as of such 35th Trading Day;

                   (B) in the case of a dividend or distribution of securities of the Corporation having general voting rights in the election
              of    directors ("Voting Securities") (but not in the case of any other dividend or distribution described in this clause (iii)), the number of votes to which a holder of a share of Series I Preferred Stock is entitled pursuant to paragraph (a) of Section 3 shall be adjusted so that, after the payment of such dividend or making of such distribution, such holder shall be entitled to
              (I) the number of votes to which such holder was entitled pursuant to paragraph (a) of Section 3 immediately prior to such payment or making multiplied by (II) the number of votes entitled to be cast generally in the election of directors by the holder of a share of Common Stock in respect of both such share of Common Stock and the Voting Securities received by such holder as a result of such dividend or distribution in respect of such share of Common Stock; and

                   (C) an adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is paid and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; PROVIDED, HOWEVER, if the proviso to subclause (A) of this clause (iii) applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

              (iv) In case at any time the Corporation shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Corporation's assets, liquidation or recapitalization of the Common Stock and excluding any transaction to which clause (i), (ii) or (iii) of this paragraph (b) applies) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Corporation or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing, then, as a condition of the consummation of such transaction, lawful and adequate provision shall be made so that each holder of shares of Series I Preferred Stock shall be entitled, upon conversion, to an amount per share equal to (A) the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged times (B) the number of shares of Common Stock into which a share of Preferred Stock is convertible immediately prior to the consummation of such transaction.

         (c) In case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend) on its Common Stock, other than (A) regular quarterly dividends payable in cash, (B) shares of Common Stock which are referred to in clause (i) of paragraph (b) of this Section 8, or (C) rights or warrants which are referred to in clause (ii) of paragraph (b) of this Section 8, then, from and after the date of declaration of such dividend or other distribution until the date of payment thereof, each share of Series I Preferred Stock may be converted, at the option of the holder thereof, into the number of shares of Common Stock set forth in paragraph (a) of this Section 8, as adjusted by paragraph (b) of this Section 8, on the terms and conditions set forth in this Section 8, and if so converted during such period, such holder shall be entitled to receive such dividend or distribution as if such holder had been the holder of such shares of Common Stock as of the record date for such dividend or distribution. Promptly after the declaration of any dividend or distribution (other than any dividend or distribution described in clauses (A), (B) and (C) of this paragraph (c)), the Corporation shall mail to the holders of record of the outstanding shares of Series I Preferred Stock at their respective addresses as the same shall appear in the Corporation's stock records a notice describing such dividend or distribution in reasonable detail and setting forth the expected date of payment thereof.


         (d) If any adjustment in the number of shares of Common Stock into which each share of Series I Preferred Stock may be converted required pursuant to this Section 8 would result in an increase or decrease of less than one half of 1% in the number of shares of Common Stock into which each share of Series I Preferred Stock is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment, which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one half of 1% of the number of shares of Common Stock into which each share of Series I Preferred Stock is then convertible.

         (e) The Board of Directors may increase the number of shares of Common Stock into which each share of Series I Preferred Stock may be converted, in addition to the adjustments required by this Section 8, as shall be determined by it (as evidenced by a resolution of the Board of Directors) to be advisable in order to avoid or diminish any income deemed to be received by any holder for federal income tax purposes of shares of Common Stock or Series I Preferred Stock resulting from any events or occurrences giving rise to adjustments pursuant to this Section 8 or from any other similar event.

         (f) The holder of any shares of Series I Preferred Stock may exercise his right to convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series I Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 8 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series I Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series I Preferred Stock so converted shall be entitled and (ii) if less than the full number of shares of Series I Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversion shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of Series I Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. The Corporation shall not be required to convert, and no surrender of shares of Series I Preferred Stock shall be effective for that purpose, while the transfer books of the Corporation for the Common Stock are closed for any purpose (but not for any period in excess of 15 days); but the surrender of shares of Series I Preferred Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of Series I Preferred Stock were surrendered, and at the conversion rate in effect at the date of such surrender.

         (g) Subject to the limitations on conversion set forth in the first sentence of Section 8 hereof, shares of Series I Preferred Stock may be converted at any time up to the close of business on the second Business Day preceding the date fixed for redemption of such shares pursuant to
    Section 5 hereof.

         (h) Upon conversion of any shares of Series I Preferred Stock, the holder thereof shall not be entitled to receive any accumulated, accrued or unpaid dividends in respect of the shares so converted; PROVIDED, that such holder shall be entitled to receive any dividends on such shares of Series
    I Preferred Stock      declared prior to such conversion if such holder
    held such shares on the record date fixed for the determination of holders of shares of Series I Preferred Stock entitled to receive payment of such dividend.

         (i) In connection with the conversion of any shares of Series I Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such shares of Series I Preferred Stock are deemed to have been converted.

         (j) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series I Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series I Preferred Stock. The Corporation shall from time to time, subject to and in accordance with the laws of Delaware, increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion at such time of all then outstanding shares of Series I Preferred Stock.

         Section 9. REPORTS AS TO ADJUSTMENTS. Whenever the number of shares of Common Stock into which each share of Series I Preferred Stock is convertible (or the number of votes to which each share of Series I Preferred Stock is entitled) is adjusted as provided in Section 8 hereof, the Corporation shall promptly mail to the holders of record of the outstanding shares of Series I Preferred Stock at their respective addresses as the same shall appear in the Corporation's stock records a notice stating that the number of shares of Common Stock into which the shares of Series I Preferred Stock are convertible has been adjusted and set-ting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each share of Series I Preferred Stock is convertible (and the now number of votes to which each share of Series I Preferred Stock is entitled), as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

         Section 10. DEFINITIONS. For the purposes of the Certificate of Designation of Series I Cumulative Convertible Preferred Stock which embodies this resolution:

         "Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         "Closing Price" per share of Common Stock on any date shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional marketmaker making a market in the Common Stock selected by the Board of Directors. If the Common Stock is not publicly held or so listed or publicly traded, "Closing Price" shall mean the Fair Market Value per share as determined in good faith by the Board of Directors of the Corporation.

         "Current Market Price" per share of Common Stock on any date shall be deemed to be the Closing Price per share of Common Stock on the Trading Day immediately prior to such date.

         "Fair Market Value" means the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

         "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

         "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

         "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Voting Stock" means the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

         Section 11. RANK. The Series I Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equally with all shares of Preferred Stock presently outstanding.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series I Cumulative Convertible Preferred Stock to be duly executed by its Executive Vice President and attested to by its Assistant Secretary and has caused its corporate seal to be affixed hereto, this 26th day of November, 1997.

                                  TRAVELERS GROUP INC.


                                  By /s/ Charles O. Prince, III
                                    ----------------------------
                                    Charles O. Prince, III
                                    Executive Vice President


ATTEST:

/s/ Shelley J. Dropkin
---------------------------
Shelley J. Dropkin
Assistant Secretary

                             CERTIFICATE OF DESIGNATIONS

                                          OF

                      8.08% CUMULATIVE PREFERRED STOCK, SERIES J

                                          OF

                                 TRAVELERS GROUP INC.


                Pursuant to Section 151 of the General Corporation Law
                               of the State of Delaware

         TRAVELERS GROUP INC., a Delaware corporation (the "Corporation"), hereby certifies that:

         1. The Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at one billion five hundred million (1,500,000,000) shares of common stock, par value $.01 per share ("Common Stock") and thirty million (30,000,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock").

         2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of the shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

         3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors, by action duly taken on September 24, 1997, adopted resolutions that provide for a series of Preferred Stock as follows:

         RESOLVED, that a series of the class of authorized Preferred Stock, par value $1.00 per share, of the Corporation be hereby created, and that the designation and amount thereof and the preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         Section 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as the "8.08% Cumulative Preferred Stock, Series J" (the "Series J Preferred Stock") and the number of shares constituting such series shall be 400,000, which number may be increased or decreased by a resolution adopted by the Board of Directors or a committee so authorized by the Board of Directors without a vote of stockholders; PROVIDED, HOWEVER, that such number may not be decreased below the number of then currently outstanding shares of Series J Preferred Stock.

         Section 2.  DIVIDENDS AND DISTRIBUTIONS.

         (a) The holders of shares of Series J Preferred Stock, in preference to the holders of shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation and of any other capital stock of the Corporation ranking junior to the Series J Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, cumulative cash dividends in the amount of $40.40 per share, and no more, in equal quarterly payments on March 31, June 30, September 30 and December 31 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date which is at least 10 days after the date of original issue of the Series J Preferred Stock; PROVIDED, HOWEVER, that with respect to such first Quarterly Dividend Payment Date, the holders of shares of Series J Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, a cumulative cash dividend in the amount of $10.10 per share (as to each holder of shares, such dividend payment with respect to the aggregate number of shares of Series J Preferred Stock held by such holder to be rounded down to the nearest full cent), and no more.

         (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of original issue of the Series J Preferred Stock, except that the amount of the cumulative cash dividend payable with respect to the first Quarterly Dividend Payment Date shall be as specified in paragraph (a) of this Section 2. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series J Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The record date for the determination of holders of shares of Series J Preferred Stock entitled to receive payment of a dividend declared thereon shall be the close of business on the fifteenth day (whether or not a business day) next preceding the Quarterly Dividend Payment Date or such other date, no more than 60 days prior to the date fixed for the payment thereof, as may be determined by the Board of Directors or a duly authorized committee thereof.

         Section 3.  CERTAIN RESTRICTIONS.

         (a) Whenever quarterly dividends payable on shares of Series J Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series J Preferred Stock shall have been paid in full or declared and set apart for payment, the Corporation shall not: (i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock ranking junior (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) to the Series J Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock; (ii) declare or pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) with the Series J Preferred Stock ("Parity

    Stock"), other than dividends or distributions payable in Junior Stock, except dividends paid ratably on the Series J Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem or purchase or otherwise acquire for consideration any shares of Junior Stock; PROVIDED, that the Corporation may at any time redeem, purchase or otherwise acquire any shares of Junior Stock in exchange for shares of Junior Stock; or (iv) redeem or purchase or otherwise acquire for consideration any shares of Series J Preferred Stock or Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (b) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

         Section 4.  REDEMPTION.

         (a) The shares of Series J Preferred Stock shall not be redeemed by the Corporation prior to March 31, 1998. The Corporation, at its option, may redeem shares of Series J Preferred Stock, as a whole or in part, at any time or from time to time on or after March 31, 1998, at a price of $500 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date fixed for redemption (hereinafter called the "redemption price"). The Corporation's election to redeem shares of Series J Preferred Stock shall be expressed by resolution of the Board of Directors. Any such redemption shall be made upon not less than 30, nor more than 60, days' previous notice to holders of record of the shares of Series J Preferred Stock to be redeemed, given as hereinafter provided.

         (b) If less than all shares of Series J Preferred Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot, in such manner as may be prescribed by resolution of the Board of Directors.

         (c) Notice of any redemption of shares of Series J Preferred Stock shall be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, such publication to be made not less than 30 nor more than 60 days prior to the redemption date fixed by the Board of Directors and specified therein. A similar notice shall be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to such redemption date, addressed to the respective holders of record of shares of Series J Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock transfer records of the Corporation, but the mailing of such notice shall not be a condition of such redemption. In order to facilitate the redemption of shares of Series J Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series J Preferred Stock to be redeemed, not more than 60 days nor less than 30 days prior to the date fixed for such redemption.

         (d)  Notice having been given pursuant to paragraph (c) of this
    Section 4, from and after the date specified therein as the date of redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to such notice, all dividends on the Series J Preferred Stock thereby called for redemption shall cease to accrue, and from and after the date of redemption so specified, unless default shall be made by the Corporation as aforesaid, or from and after the date (if prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $10,000,000, PROVID-

    ED, that the notice of redemption shall state the intention of the Corporation to deposit such amount on a date prior to the date of redemption so specified in such notice, all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price (but without interest), shall cease. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of such Series J Preferred Stock at the end of six years after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

         Section 5. REACQUIRED SHARES. Any shares of Series J Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of the Corporation's Preferred Stock, par value $1.00 per share (collectively with the Series J Preferred Stock, the "Preferred Stock"), of the Corporation and may be reissued subject to the conditions or restrictions on issuance set forth herein, in the Corporation's Restated Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation"), in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

         Section 6.  LIQUIDATION, DISSOLUTION OR WINDING UP.

         (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of Series J Preferred Stock shall have received $500 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series J Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

         (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons, nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

         Section 7. VOTING RIGHTS. In addition to any voting rights provided in the Certificate of Incorporation for all series of Preferred Stock, and any voting rights provided by law, the holders of shares of Series J Preferred Stock shall have the following voting rights:

         (a) Except as otherwise provided herein, or by the Certificate of Incorporation, or by law, the shares of Series J Preferred Stock and the shares of Common Stock (and any other shares of capital stock of the Corporation at the time entitled thereto) shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation, provided that, when voting together with the shares of Common Stock, each share of Series J Preferred Stock shall be entitled to three votes.

         (b) So long as any shares of Series J Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of at least two-thirds of the number of then-outstanding shares of Series J Preferred Stock, and all other series of Preferred Stock, voting as a single class, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not: (i) authorize shares of any class or series of stock having any preference or priority as to dividends or upon liquidation ("Senior Stock") over the Preferred Stock;
    (ii) reclassify any shares of stock of the Corporation into shares of Senior Stock; (iii) authorize any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock; (iv) amend, alter or repeal the Certificate of Incorporation to alter or change the preferences, rights or powers of the Preferred Stock so as to affect the preferred Stock adversely; PROVIDED, HOWEVER, that if any such amendment, alteration or repeal would alter or change the preferences, rights or powers of one or more, but not all, of the series of the Preferred Stock at the time outstanding, the consent or approval of the holders of at least two-thirds of the number of the outstanding shares of each such series so affected, similarly given, shall be required in lieu of (or if such consent is required by law, in addition to) the consent or approval of the holders of at least two-thirds of the number of outstanding shares of Preferred Stock as a class; or (v) effect the voluntary liquidation, dissolution or winding up of the Corporation, or the sale, lease or exchange of all or substantially all of the assets, property or business of the Corporation, or the merger or consolidation of the Corporation with or into any other corporation (except a wholly-owned subsidiary of the Corporation); PROVIDED, HOWEVER, that no separate vote of the holders of the Preferred Stock as a class shall be required in the case of a merger or consolidation or a sale, exchange or conveyance of all or substantially all of the assets, property or business of the Corporation (such transactions being hereinafter in this proviso referred to as a "reorganization") if (A) the resulting, surviving or acquiring corporation will have after such reorganization no stock either authorized or outstanding (except such stock of the Corporation as may have been authorized or outstanding immediately preceding such reorganization, or such stock of the resulting, surviving or acquiring corporation as may be issued in exchange therefor) ranking prior to, or on a parity with, the Preferred Stock or the stock of the resulting, surviving or acquiring corporation issued in exchange therefor and (B) each holder of shares of Preferred Stock immediately preceding such reorganization will receive in exchange therefor the same number of shares of stock, with substantially the same preferences, rights and powers, of the resulting, surviving, or acquiring corporation.

         So long as any shares of Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of a majority of the number of such shares at the time outstanding, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not amend the provisions of its Certificate of Incorporation so as to increase the amount of the authorized Preferred Stock or so as to authorize any other stock ranking on a parity with the Preferred Stock either as to payment of dividends or upon liquidation.

         (c) If on any date a total of six quarterly dividends on Series J Preferred Stock have fully accrued but have not been paid in full, the holders of shares of Series J Preferred Stock, together with the holders of all other then-outstanding shares of any series of the Preferred Stock (or any other series or class of the Corporation's preferred stock) as to which series or class a total of six quarterly dividends have fully accrued but have not been paid in full and which such series or class shall be entitled to the rights described in this paragraph (c) (collectively, "Defaulted Preferred Stock"), shall have the right, voting together as a single class, to elect two directors. Such right of the holders of Defaulted Preferred Stock to vote for the election of such two directors may be exercised at any annual meeting or at any special meeting called for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all outstanding shares of Defaulted Preferred Stock, until dividends in default on the outstanding shares of Defaulted Preferred Stock shall have been paid in full (or such dividends shall have been declared and funds sufficient therefor set apart for payment), at which time the term of office of the two directors so elected shall terminate automatically. So long as such right to vote continues (and unless such right has been exercised by written consent of the holders of a majority of the outstanding shares of Defaulted Preferred Stock as hereinabove authorized), the Secretary of the Corporation may call, and upon the written request of the holders of record of a majority of the outstanding shares of Defaulted Preferred Stock addressed to his at the principal office of the Corporation shall call, a special meeting of the holders of such shares for the election of such two directors as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws for the holding of meetings of stockholders. No such special meeting or adjournment thereof shall be held on a date less than 30 days before an annual meeting of stockholders or any special meeting in lieu thereof. If at any such annual or special meeting or any adjournment thereof the holders of a majority of the then outstanding shares of Defaulted Preferred Stock entitled to vote in such election shall be present or represented by proxy, or if the holders of a majority of the outstanding shares of Defaulted Preferred Stock shall have acted by written consent in lieu of a meeting with respect thereto, then the authorized number of directors shall be increased by two, and the holders of the Defaulted Preferred Stock shall be entitled to elect the two additional directors. Directors so elected shall serve until the next annual meeting or until their successors shall be elected and shall qualify, unless the term of office of the persons so elected as directors shall have terminated under the circumstances set forth in the second sentence of this paragraph (c). In case of any vacancy occurring among the directors elected by the holders of the Defaulted Preferred Stock as a class, the remaining director who shall have been so elected may appoint a successor to hold office for the unexpired term of the directors whose places shall be vacant. If both directors so elected by the holders of Defaulted Preferred Stock as a class shall cease to serve as directors before their terms shall expire, the holders of the Defaulted Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as hereinabove provided, or at a special meeting of such holders called as provided above, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

         Section 8. DEFINITIONS. For the purposes of the Certificate of Designations of the Series J Preferred Stock which embodies this resolution:

         "Persons" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

         "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.



         Section 9. RANK. The Series J Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equally with all shares of $4.53 ESOP Convertible Preferred Stock, Series C; 6.365% Cumulative Preferred Stock, Series F; 6.213% Cumulative Preferred Stock, Series G; 6.231% Cumulative Preferred Stock, Series H; Series I Cumulative Convertible Preferred Stock; 8.40% Cumulative Preferred Stock, Series K; 9.50% Cumulative Preferred Stock, Series L; 5.864% Cumulative Preferred Stock, Series M; and Cumulative Adjustable Rate Preferred Stock, Series Y of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of 8.08% Cumulative Preferred Stock, Series J to be duly executed by its Executive Vice President and attested to by its Assistant Secretary and has caused its corporate seal to be affixed hereto, this 26th day of November, 1997.


                                  TRAVELERS GROUP INC.


                                  by /s/ Charles O. Prince, III
                                    -------------------------------
                                    Charles O. Prince, III
                                    Executive Vice President


ATTEST:


/s/ Shelley J. Dropkin
--------------------------------
Shelley J. Dropkin
Assistant Secretary

                           CERTIFICATE OF DESIGNATION

                                      OF

                   8.40% CUMULATIVE PREFERRED STOCK, SERIES K

                                      OF

                              TRAVELERS GROUP INC.



              Pursuant to Section 151 of the General Corporation Law of the State of Delaware


          TRAVELERS GROUP INC., a Delaware corporation (the "Corporation"), hereby certifies that:

          1. The Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at one billion five hundred million (1,500,000,000) shares of common stock, par value $.01 per share ("Common Stock") and thirty million (30,000,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock").

          2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of the shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

          3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors, by action duly taken on September 24, 1997, adopted resolutions that provide for a series of Preferred Stock as follows:

          RESOLVED, that a series of the class of authorized

Preferred Stock, par value $1.00 per share, of the Corporation be hereby created, and that the designation and amount thereof and the preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

          SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as the "8.40% Cumulative Preferred Stock, Series K" (the "Series K Preferred Stock") and the number of shares constituting such series shall be 500,000, which number may be increased or decreased by a resolution adopted by the Board of Directors or a committee so authorized by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series K Preferred Stock.

          SECTION 2. DIVIDEND AND DISTRIBUTIONS. (a) The holders of shares of Series K Preferred Stock, in preference to the holders of shares of the Common Stock, par value $ .01 per share (the "Common Stock"), of the Corporation and of any other capital stock of the Corporation ranking junior to the Series K Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, cumulative cash dividends in the amount of $42.00 per share, and no more, in equal quarterly payments on March 31, June 30, September 30 and December 31 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date which is at least 10 days after the date of original issue of the Series K Preferred Stock; provided, however, that with respect to such first Quarterly Dividend Payment Date, the holders of shares of Series K Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, a cumulative cash dividend in the amount of $10.50 per share (as to each holder of shares, such dividend payment with respect to the aggregate number of shares of Series K Preferred Stock held by such holder to be rounded down to the nearest full cent), and no more.

          (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of original issue of the Series K Preferred Stock, except that the amount of the cumulative cash dividend payable with respect to the first Quarterly Dividend Payment Date shall be as specified in paragraph (a) of this Section 2. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series K Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The record date for the determination of holders of shares of Series K Preferred Stock entitled to receive payment of a dividend declared thereon shall be the close of business on the fifteenth day (whether or not a business day) next preceding the Quarterly Dividend Payment Date or such other date, no more than 60 days prior to the date fixed for the payment thereof, as may be determined by the Board of Directors or a duly authorized committee thereof.

          SECTION 3. CERTAIN RESTRICTIONS. (a) Whenever quarterly dividends payable on shares of Series K Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series K Preferred Stock shall have been paid in full or declared and set apart for payment, the Corporation shall not: (i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock ranking junior (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) to the Series K Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock; (ii) declare or pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) with the Series K Preferred Stock ("Parity Stock"), other than dividends or distributions payable in Junior Stock, except dividends paid ratably on the Series K Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled; (iii) redeem or purchase or otherwise acquire for consideration any shares of Junior Stock; provided, that the Corporation may at any time redeem, purchase or otherwise acquire any shares of Junior Stock in exchange for shares of Junior Stock; or
(iv) redeem or purchase or otherwise acquire for consideration any shares of Series K Preferred Stock or Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (b) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

          SECTION 4. REDEMPTION. (a) The shares of Series K Preferred Stock shall not be redeemed by the Corporation prior to March 31, 2001. The Corporation at its option, may redeem shares of Series K Preferred Stock, as a whole or in part, at any time or from time to time on or after March 31, 2001, at a price of $500 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date fixed for redemption (hereinafter called the "redemption price"). The Corporation's election to redeem shares of Series K Preferred Stock shall be expressed by resolution of the Board of Directors. Any such redemption shall be made upon not less than 30, nor more than 60, days' previous notice to holders of record of the shares of Series K Preferred Stock to be redeemed, given as hereinafter provided.

          (b) If less than all shares of Series K Preferred Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot, in such manner as may be prescribed by resolution of the Board of Directors.

          (c) Notice of any redemption of shares of Series K Preferred Stock shall be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, such publication to be made not less than 30 nor more than 60 days prior to the redemption date fixed by the Board of Directors and specified therein. A similar notice shall be mailed by the Corporation, postage prepaid, not less than 30 nor more than 60 days prior to such redemption date, addressed to the respective holders of record of shares of Series K Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock transfer records of the Corporation, but the mailing of such notice shall not be a condition of such redemption. In order to facilitate the redemption of shares of Series K Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series K Preferred Stock to be redeemed, not more than 60 days nor less than 30 days prior to the date fixed for such redemption.

          (d)  Notice having been given pursuant to paragraph (c) of this
Section 4, from and after the date specified therein as the date of redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to such notice, all dividends on the Series K Preferred Stock thereby called for redemption shall cease to accrue, and from and after the date of redemption so specified, unless default shall be made by the Corporation as aforesaid, or from and after the date (if prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $10,000,000, provided that the notice of redemption shall state the intention of the Corporation to deposit such amount on a date prior to the date of redemption so specified in such notice, all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price (but without interest), shall cease. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of such Series K Preferred Stock at the end of six years after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

          SECTION 5. REACQUIRED SHARES. Any shares of Series K Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of the Corporation's Preferred Stock, par value $1.00 per share (collectively with the Series K Preferred Stock, the "Preferred Stock"), and may be reissued subject to the conditions or restrictions on issuance set forth herein, in the Corporation's Restated Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation"), in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

          SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP. (a) Upon any liquidation, dissolution or winding up of the

Corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of Series K Preferred Stock shall have received $500 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series K Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

          (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons, nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

          SECTION 7. VOTING RIGHTS. In addition to any voting rights provided in the Certificate of Incorporation for all series of Preferred Stock, and any voting rights provided by law, the holders of shares of Series K Preferred Stock shall have the following voting rights:

               (a) Except as otherwise provided herein, or by the Certificate of Incorporation, or by law, the shares of Series K Preferred Stock and the shares of Common Stock (and any other shares of capital stock of the Corporation at the time entitled thereto) shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation, provided that, when voting together with the shares of Common Stock, each share of Series K Preferred Stock shall be entitled to three votes.

               (b) So long as any shares of Series K Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of at least two-thirds of the number of then-outstanding shares of Series K Preferred Stock, and all other series of Preferred Stock, voting as a single class, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not: (i) authorize shares of any class or series of stock having any preference or priority as to dividends or upon liquidation ("Senior Stock") over the

Preferred Stock; (ii) reclassify any shares of stock of the Corporation into shares of Senior Stock; (iii) authorize any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock; (iv) amend, alter or repeal the Certificate of Incorporation to alter or change the preferences, rights or powers of the Preferred Stock so as to affect the Preferred Stock adversely; provided, however, that if any such amendment, alteration or repeal would alter or change the preferences, rights or powers of one or more, but not all, of the series of the Preferred Stock at the time outstanding, the consent or approval of the holders of at least two-thirds of the number of the outstanding shares of each such series so affected, similarly given, shall be required in lieu of (or if such consent is recognized by law, in addition to) the consent or approval of the holders of at least two-thirds of the number of outstanding shares of Preferred Stock as a class; or (v) effect the voluntary liquidation, dissolution or winding up of the Corporation, or the sale, lease or exchange of all or substantially all of the assets, property or business of the Corporation, or the merger or consolidation of the Corporation with or into any other corporation (except a wholly owned subsidiary of the Corporation); provided, however, that no separate vote of the holders of the Preferred Stock as a class shall be required in the case of a merger or consolidation or a sale, exchange or conveyance of all or substantially all of the assets, property or business of the Corporation (such transactions being hereinafter in this proviso referred to as a "reorganization") if (A) the resulting, surviving or acquiring corporation will have after such reorganization no stock either authorized or outstanding (except such stock of the Corporation as may have been authorized or outstanding immediately preceding such reorganization, or such stock of the resulting, surviving or acquiring corporation as may be issued in exchange therefor) ranking prior to, or on a parity with, the Preferred Stock or the stock of the resulting, surviving or acquiring corporation issued in exchange therefor and (B) each holder of shares of Preferred Stock immediately preceding such reorganization will receive in exchange therefor the same number of shares of stock, with substantially the same preferences, rights and powers, of the resulting, surviving, or acquiring corporation.

               So long as any shares of Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of a majority of the number of such shares at the time outstanding, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not amend the provisions of its Certificate of Incorporation so as to increase the amount of the authorized Preferred Stock or so as to authorize any other stock ranking on a parity with the Preferred Stock either as to payment of dividends or upon liquidation.

               (c) If on any date a total of six quarterly dividends on the Series K Preferred Stock have fully accrued but have not been paid in full, the holders of shares of the Series K Preferred Stock, together with the holders of all other then-outstanding shares of any series of the Preferred Stock (or any other series or class of the Corporation's preferred stock) as to which series or class a total of six quarterly dividends have fully accrued but have not been paid in full and which such series or class shall be entitled to the rights described in this paragraph (c) (collectively, "Defaulted Preferred Stock"), shall have the right, voting together as a single class, to elect two directors. Such right of the holders of Defaulted Preferred Stock to vote for the election of such two directors may be exercised at any annual meeting or at any special meeting called for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all outstanding shares of Defaulted Preferred Stock, until dividends in default on the outstanding shares of Defaulted Preferred Stock shall have been paid in full (or such dividends shall have been declared and funds sufficient therefor set apart for payment), at which time the term of office of the two directors so elected shall terminate automatically. So long as such right to vote continues (and unless such right has been exercised by written consent of the holders of a majority of the outstanding shares of Defaulted Preferred Stock as hereinabove authorized), the Secretary of the Corporation may call, and upon the written request of the holders of record of a majority of the outstanding shares of Defaulted Preferred Stock addressed to him at the principal office of the Corporation shall call, a special meeting of the holders of such shares for the election of such two directors as provided herein. Such meeting shall be held within 30 days after delivery of such request to the

     Secretary, at the place and upon the notice provided by law and in the By-laws for the holding of meetings of stockholders. No such special meeting or adjournment thereof shall be held on a date less than 30 days before an annual meeting of stockholders or any special meeting in lieu thereof. If at any such annual or special meeting or any adjournment thereof the holders of a majority of the then outstanding shares of Defaulted Preferred Stock entitled to vote in such election shall be present or represented by proxy, or if the holders of a majority of the outstanding shares of Defaulted Preferred Stock shall have acted by written consent in lieu of a meeting with respect thereto, then the authorized number of directors shall be increased by two, and the holders of the Defaulted Preferred Stock shall be entitled to elect the two additional directors. Directors so elected shall serve until the next annual meeting or until their successors shall be elected and shall qualify, unless the term of office of the persons so elected as directors shall have terminated under the circumstances set forth in the second sentence of this paragraph
     (c). In case of any vacancy occurring among the directors elected by the holders of the Defaulted Preferred Stock as a class, the remaining director who shall have been so elected may appoint a successor to hold office for the unexpired term of the directors whose places shall be vacant. If both directors so elected by the holders of Defaulted Preferred Stock as a class shall cease to serve as directors before their terms shall expire, the holders of the Defaulted Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as hereinabove provided, or at a special meeting of such holders called as provided above, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

          SECTION 8. DEFINITIONS. For the purposes of the Certificate of Designation of the Series K Preferred Stock which embodies this resolution:

          "Persons" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          SECTION 9. RANK. The Series K Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equally with all shares of $4.53 ESOP Convertible Preferred Stock, Series C; 6.365% Cumulative Preferred Stock, Series F; 6.213% Cumulative Preferred Stock, Series G; 6.231% Cumulative Preferred Stock, Series H; Series I Cumulative Convertible Preferred Stock; 8.08% Cumulative Preferred Stock, Series J; 9.50% Cumulative Preferred Stock, Series L; 5.864% Cumulative Preferred Stock, Series M; and Cumulative Adjustable Rate Preferred Stock, Series Y of the Corporation.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of 8.40% Cumulative Preferred Stock, Series K to be duly executed by its Executive Vice President and attested to by its Assistant Secretary and has caused its corporate seal to be affixed hereto, this 26th day of November, 1997.


                                   TRAVELERS GROUP INC.

                                   by /s/ Charles O. Prince, III
                                     ------------------------------
                                     Charles O. Prince, III
                                     Executive Vice President


{Seal}

Attest:


/s/ Shelley J. Dropkin
----------------------------
Shelley J. Dropkin
Assistant Secretary

                          CERTIFICATE OF DESIGNATIONS

                                      OF

                   9.50% CUMULATIVE PREFERRED STOCK, SERIES L

                                      OF

                              TRAVELERS GROUP INC.


            Pursuant to Section 151 of the General Corporation Law
                            of  the State of Delaware

          TRAVELERS GROUP INC., a Delaware corporation (the "Corporation"), hereby certifies that:

          1. The Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at one billion five hundred million (1,500,000,000) shares of common stock, par value $.01 per share ("Common Stock") and thirty million (30,000,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock").

          2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of the shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

          3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors, by action duly taken on September 24, 1997, adopted resolutions that provide for a series of Preferred Stock as follows:

          RESOLVED, that a series of the class of autho-rized Preferred Stock, par value $1.00 per share, of the Corporation be hereby created, and that the designation and amount thereof and the preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

          SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as the "9.50% Cumulative Preferred Stock, Series L" (the "Series L Preferred Stock") and the number of shares constituting such series shall be 690,000, which number may be increased or decreased by a resolution adopted by the Board of Directors or a committee so authorized by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series L Preferred Stock plus the number of shares reserved for issuance pursuant to any outstanding Purchase Contracts entered into by the Corporation.

          SECTION 2. DIVIDEND AND DISTRIBUTIONS.(a) The holders of shares of Series L Preferred Stock, in preference to the holders of shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation and of any other capital stock of the Corporation ranking junior to the Series L Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board of Directors out of net profits or net assets of the Corporation legally available for the payment of dividends, cumulative cash dividends at the annual rate of 9.50% of the liquidation preference per share of the Series L Preferred Stock (equivalent to $47.50 per annum per share), and no more, in equal quarterly payments (rounded down to the nearest cent) on March 31, June 30, September 30 and December 31 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date which is at least 10 days after the date of original issue of the Series L Preferred Stock.

          (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of original issue of the Series L Preferred Stock, except that the amount of the cumulative cash dividend payable with respect to the first Quarterly Dividend Payment Date shall be as specified in paragraph (a) of this Section 2. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series L Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The record date for the determination of holders of shares of Series L Preferred Stock entitled to receive payment of a dividend declared thereon shall be the close of business on the fifteenth day (whether or not a business day) immediately preceding the Quarterly Dividend Payment Date or such other date, no more than 60 days prior to the date fixed for the payment thereof, as may be determined by the Board of Directors or a duly authorized committee thereof.

          SECTION 3. CERTAIN RESTRICTIONS.(a) Whenever quarterly dividends payable on shares of Series L Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series L Preferred Stock shall have been paid in full or declared and set apart for payment, the Corporation shall not:(i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock ranking junior (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) to the Series L Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock;(ii) declare or pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to payment of dividends or distribution of assets upon liquidation, dissolution or winding up) with the Series L Preferred Stock ("Parity Stock"), other than dividends or distributions payable in Junior Stock, except dividends paid ratably on the Series L Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled; (iii)redeem or purchase or otherwise acquire for consideration any shares of Junior Stock; provided, that the Corporation may at any time redeem, purchase or otherwise acquire any shares of Junior Stock in exchange for shares of Junior Stock; or (iv) redeem or purchase or otherwise acquire for consideration any shares of Series L Preferred Stock or Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (b) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

          SECTION 4. REDEMPTION.(a) The shares of Series L Preferred Stock shall not be redeemed by the Corporation prior to the later of June 30, 2001, and the date of issue of the Series L Preferred Stock. The Corporation at its option, may redeem shares of Series L Preferred Stock, as a whole or in part, at any time or from time to time on or after the later of June 30, 2001, and the date of issue of the Series L Preferred Stock, at a price of $500 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date fixed for redemption (hereinafter called the "redemption price"). The Corporation's election to redeem shares of Series L Preferred Stock shall be expressed by resolution of the Board of Directors. Any such redemption shall be made upon not less than 30, nor more than 60, days notice prior to the redemption date fixed by the Board of Directors and specified therein to holders of record of the shares of Series L Preferred Stock to be redeemed, given as hereinafter provided.

          (b) If less than all shares of Series L Preferred Stock at the time outstanding are to be redeemed, the shares to be redeemed shall be selected pro rata or by lot, in such manner as may be prescribed by resolution of the Board of Directors.

          (c) Notice of any redemption of shares of Series L Preferred Stock shall be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, such publication to be made not less than 30 nor more than 60 days prior to the redemption date fixed by the Board of Directors and specified therein. A similar notice shall be mailed by the Corporation, or its agent, postage prepaid, not less than 30 nor more than 60 days prior to such redemption date, addressed to the respective holders of record of shares of Series L Preferred Stock to be redeemed at their respective addresses as the same shall appear on the stock transfer records of the Corporation, but the mailing of such notice shall not be a condition of such redemption. In order to facilitate the redemption of shares of Series L Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series L Preferred Stock to be redeemed, not more than 60 days nor less than 30 days prior to the date fixed for such redemption.

          (d) Notice having been given pursuant to paragraph (c) of this Section 4, from and after the date specified therein as the date of redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price pursuant to such notice, all dividends on the Series L Preferred Stock thereby called for redemption shall cease to accrue, and from and after the date of redemption so specified, unless default shall be made by the Corporation as aforesaid, or from and after the date (if prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $10,000,000, provided that the notice of redemption shall state the intention of the Corporation to deposit such amount on a date prior to the date of redemption so specified in such notice, all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price (but without interest), shall cease. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of such Series L Preferred Stock at the end of six years after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

          SECTION 5. REAQUIRED SHARES. Any shares of Series L Preferred Stock redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of the Corporation's Preferred Stock, par value $1.00 per share (collectively with the Series L Preferred Stock, the "Preferred Stock"), of the Corporation and may be reissued subject to the conditions or restrictions on issuance set forth herein, in the Corporation's Restated Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificates of Incorporation"), in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

          SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.(a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of Series L Preferred Stock shall have received $500 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series L Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. After payment of the full amount of the liquidating distribution to which holders of the Series L Preferred Stock are entitled, such holders shall have no right or claim to any of the remaining assets of the Company.

          (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons, nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

          SECTION 7. VOTING RIGHTS. In addition to any voting rights provided in the Certificate of Incorporation for all series of Preferred Stock, and any voting rights provided by law, the holders of shares of Series L Preferred Stock shall have the following voting rights:

    (a) Except as otherwise provided herein, or by the Certificate of Incorporation, or by law, the shares of Series L Preferred Stock and the shares of Common Stock (and any other shares of capital stock of the Corporation at the time entitled thereto) shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation, provided that, when voting together with the shares of Common Stock, each share of Series L Preferred Stock shall be entitled to three votes.

    (b) So long as any shares of Series L Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of at least two-thirds of the number of then-outstanding shares of Series L Preferred Stock, and all other series of Preferred Stock, voting as a single class, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not:(i) authorize shares of any class or series of stock having any preference or priority as to dividends or upon liquidation ("Senior Stock") over the Preferred Stock;
    (ii)reclassify any shares of stock of the Corporation into shares of Senior Stock;(iii) authorize any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock; (iv) amend, alter or repeal the Certificate of Incorporation to alter or change the preferences, rights or powers of the Preferred Stock so as to affect the Preferred Stock adversely; provided, however, that if any such amendment, alteration or repeal would alter or change the preferences, rights or powers of one or more, but not all, of the series of the Preferred Stock at the time outstanding, the consent or approval of the holders of at least two-thirds of the number of the outstanding shares of each such series so affected, similarly given, shall be required in lieu of (or if such consent is required by law, in addition to) the consent or approval of the holders of at least two-thirds of the number of outstanding shares of Preferred Stock as a class; or (v) effect the voluntary liquidation, dissolution or winding up of the Corporation, or the sale, lease or exchange of all or substantially all of the assets, property or business of the Corporation, or the merger or consolidation of the Corporation with or into any other corporation (except a wholly owned subsidiary of the Corporation); provided, however, that no separate vote of the holders of the Preferred Stock as a class shall be required in the case of a merger or consolidation or a sale, exchange or conveyance of all or substantially all of the assets, property or business of the Corporation (such transactions being hereinafter in this proviso referred to as a "reorganization") if (A) the resulting, surviving or acquiring corporation will have after such reorganization no stock either authorized or outstanding (except such stock of the Corporation as may have been authorized or outstanding immediately preceding such reorganization, or such stock of the resulting, surviving or acquiring corporation as may be issued in exchange therefore) ranking prior to, or on a parity with, the Preferred Stock or the stock of the resulting, surviving or acquiring corporation issued in exchange therefor and (B) each holder of shares of Preferred Stock immediately preceding such reorganization will receive in exchange therefor the same number of shares of stock, with substantially the same preferences, rights and powers, of the resulting, surviving, or acquiring corporation.

     So long as any shares of Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of a majority of the number of such shares at the time outstanding, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not amend the provisions of its Certificate of Incorporation so as to increase the amount of the authorized Preferred Stock or so as to authorize any other stock ranking on a parity with the Preferred Stock either as to payment of dividends or upon liquidation.

     (c) If on any date a total of six quarterly dividends on Series L Preferred Stock have fully accrued but have not been paid in full, the holders of shares of Series L Preferred Stock, together with the holders of all other then-outstanding shares of any series of the Preferred Stock (or any other series or class of the Corporation's preferred stock) as to which series or class a total of six quarterly dividends have fully accrued but have not been paid in full and which such series or class shall be entitled to the rights described in this paragraph (c) (collectively, "Defaulted Preferred Stock"), shall have the right, voting together as a single class, to elect two directors. Such right of the holders of Defaulted Preferred Stock to vote for the election of such two directors may be exercised at any annual meeting or at any special meeting called for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all outstanding shares of Defaulted Preferred Stock, until dividends in default on the outstanding shares of Defaulted Preferred Stock shall have been paid in full (or such dividends shall have been declared and funds sufficient therefor set apart for payment), at which time the term of office of the two directors so elected shall terminate automatically. So long as such right to vote continues (and unless such right has been exercised by written consent of the holders of a majority of the outstanding shares of Defaulted Preferred Stock as hereinabove authorized), the Secretary of the Corporation may call, and upon the written request of the holders of record of a majority of the outstanding shares of Defaulted Preferred Stock addressed to him at the principal office of the Corporation shall call, a special meeting of the holders of such shares for the election of such two directors as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws for the holding of meetings of stockholders. No such special meeting or adjournment thereof shall be held on a date less than 30 days before an annual meeting of stockholders or any special meeting in lieu thereof. If at any such annual or special meeting or any adjournment thereof the holders of a majority of the then outstanding shares of Defaulted Preferred Stock entitled to vote in such election shall be present or represented by proxy, or if the holders of a majority of the outstanding shares of Defaulted Preferred Stock shall have acted by written consent in lieu of a meeting with respect thereto, then the authorized number of directors shall be increased by two, and the holders of the Defaulted Preferred Stock shall be entitled to elect the two additional directors. Directors so elected shall serve until the next annual meeting or until their successors shall be elected and shall qualify, unless the term of office of the persons so elected as directors shall have terminated under the circumstances set forth in the second sentence of this paragraph (c). In case of any vacancy occurring among the directors elected by the holders of the Defaulted Preferred Stock as a class, the remaining director who shall have been so elected may appoint a successor to hold office for the unexpired term of the directors whose places shall be vacant. If both directors so elected by the holders of Defaulted Preferred stock as a class shall cease to serve as directors before their terms shall expire, the holders of the Defaulted Preferred Stock then outstanding and entitled to vote for such directors may, by written consent as hereinabove provided, or at a special meeting of such holders called as provided above, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

          SECTION 8. DEFINITIONS. For the purposes of the Certificate of Designations of the Series L Preferred Stock which embodies this resolution:

          "Persons" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          SECTION 9. RANK. The Series L Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, equally with all shares of $4.53 ESOP Convertible Preferred Stock, Series C; 6.365% Cumulative Preferred Stock, Series F; 6.213% Cumulative Preferred Stock, Series G; 6.231% Cumulative Preferred Stock, Series H; Series I Cumulative Convertible Preferred Stock; 8.08% Cumulative Preferred Stock, Series J; 8.40% Cumulative Preferred Stock, Series K; 5.864% Cumulative Preferred Stock, Series M; and Cumulative Adjustable Rate Preferred Stock, Series Y of the Corporation.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of 9.50% Cumulative Preferred Stock, Series L to be duly executed by its Executive Vice President and attested to by its Assistant Secretary and has caused its corporate seal to be affixed hereto, this 26th day of November, 1997.


                                   TRAVELERS GROUP INC.

                                   by /s/ Charles O. Prince, III
                                     ------------------------------
                                     Charles O. Prince, III
                                     Executive Vice President


{Seal}

Attest:


/s/ Shelley J. Dropkin
----------------------------
Shelley J. Dropkin
Assistant Secretary

                              Certificate of Designation
                                          of
                     5.864% Cumulative Preferred Stock, Series M
                                          of
                                 Travelers Group Inc.

                            ______________________________

                           pursuant to Section 151 of the
                   General Corporation Law of the State of Delaware

                            ______________________________

         Travelers Group Inc., a Delaware corporation (the "Corporation"), hereby certifies that:

         1. The Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at one billion five hundred million (1,500,000,000) shares of common stock, par value $.01 per share ("Common Stock") and thirty million (30,000,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock").

         2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of the shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. Pursuant to resolutions duly adopted by the Board of Directors in accordance with Section 141 of the General Corporation Law of the State of Delaware (the "DGCL"), the Board of Directors has granted such authority to its Executive Committee (the "Executive Committee").

         3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, and upon the Executive Committee by resolution of the Board of Directors, the Executive Committee, by action duly taken on July 8, 1997, and the Notes Committee by action duly taken on October 3, 1997 adopted resolutions that provide for a series of Preferred Stock as follows:

         RESOLVED, that an issue of a series of Preferred Stock is hereby provided for, and the number of shares to be included in such series is established, and the designation, powers, preference and rights, and qualifications, limitations or restrictions thereof, of such series are fixed, hereby as follows:


              1. Designation and Number of Shares. The designation of such series shall be 5.864% Cumulative Preferred Stock, Series M (the "Series M Preferred Stock"), and the number of shares constituting such series shall be 800,000. The number of authorized shares of Series M Preferred Stock may be reduced (but not below the number of shares thereof then outstanding) by further resolution duly adopted by the Board of Directors or the Executive Committee and by the filing of a certificate pursuant to the provisions of the DGCL stating that such reduction has been so authorized, but the number of authorized shares of Series M Preferred Stock shall not be increased.

              2. Dividends. Dividends on each share of Series M Preferred Stock shall be cumulative from the date of original issue of such share and shall be payable, when and as declared by the Board of Directors out of funds legally available therefor, in cash on February 1, May 1, August 1 and November 1 of each year, commencing November 1, 1997.

              Each quarterly period beginning on February 1, May 1, August 1 and November 1 in each year and ending on and including the day next preceding the first day of the next such quarterly period shall be a "Dividend Period." If a share of Series M Preferred Stock is outstanding during an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period shall be $3.665 (or one-fourth of 5.864% of the Liquidation Preference (as defined in Section 7) for such share). If a share of Series M Preferred Stock is outstanding for less than an entire Dividend Period, the dividend payable on such share on the first day of the calendar month immediately following the last day of such Dividend Period on which such share shall be outstanding shall be the product of $3.665 multiplied by the ratio (which shall not exceed one) that the number of days that such share was outstanding during such Dividend Period bears to the number of days in such Dividend Period.

              If, prior to 18 months after the date of the original issuance of the Series M Preferred Stock, one or more amendments to the Internal Revenue Code of 1986, as amended (the "Code") are enacted that reduce the percentage of the dividends-received deduction (currently 70%) as specified in section 243(a)(1) of the Code or any successor provision (the "Dividends-Received Percentage"), the amount of each dividend payable (if declared) per share of Series M Preferred Stock for dividend payments made on or after the effective date of such change in the Code will be adjusted by multiplying the amount of the dividend payable described above (before adjustment) by the following fraction (the "DRD Formula"), and rounding the result to the nearest cent (with one-half cent rounded up):

                             1-.35(1-.70)
                             ------------
                             1-.35(1-DRP)

    For the purposes of the DRD Formula, "DRP" means the Dividends-Received Percentage (expressed as a decimal) applicable to the dividend in question; provided, however, that if the Dividends-Received Percentage applicable to the dividend in question shall be less than 50%, then the DRP shall equal .50. Notwithstanding the foregoing provisions, if, with respect to any such amendment, the Company receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Company or a private letter ruling or similar form of authorization from the Internal Revenue Service ("IRS") to the effect that such amendment does not apply to a dividend payable on the Series M Preferred Stock, then such amendment will not result in the adjustment provided for pursuant to the DRD Formula with respect to such dividend. Such opinion shall be based upon the legislation amending or establishing the DRP or upon a published pronouncement of the IRS addressing such legislation.

              If any such amendment to the Code is enacted after the dividend payable on a dividend payment date has been declared, the amount of the dividend payable on such dividend payment date will not be increased; instead, additional dividends (the "Post Declaration
    Date Dividends") equal to the excess, if any, of (x) the product of the dividend paid by the Company on such dividend payment date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage applicable to the dividend in question and .50) over (y) the dividend paid by the Company on such dividend payable date, will be payable (if declared) to holders of Series M Preferred Stock on the record date applicable to the next succeeding dividend payment date or, if the Series M Preferred Stock is called for redemption prior to such record date, to holders of Series M Preferred Stock on the applicable redemption date, as the case may be, in addition to any other amounts payable on such date.

              If any such amendment to the Code is enacted and the reduction in the Dividends-Received Percentage retroactively applies to a dividend payment date as to which the Company previously paid dividends on the Series M Preferred Stock (each, an "Affected Dividend Payment Date"), the Company will pay (if declared) additional dividends (the "Retroactive Dividends") to holders of Series M Preferred Stock on the record date applicable to the next succeeding dividend payment date (or, if such amendment is enacted after the dividend payable on such dividend payment date has been declared, to holders of Series M Preferred Stock on the record date following the date of enactment) or, if the Series M Preferred Stock is called for redemption prior to such record date, to holders of Series M Preferred Stock on the applicable redemption date, as the case may be, in an amount equal to the excess of (x) the product of the dividend paid by the Company on each Affected Dividend Payment Date and the DRD Formula (where the DRP used in the DRD Formula would be equal to the greater of the Dividends-Received Percentage and .50 applied to each Affected Dividend Payment Date) over (y) the sum of the dividend paid by the Company on each Affected Dividend Payment Date; provided, however that if the Company has received the opinion, letter ruling or authorization referred to above, with respect to a dividend payable on the Affected Payment Date, then no such Retroactive Dividends will be payable.

              Each dividend on the shares of Series M Preferred Stock shall be paid to the holders of record of shares of Series M Preferred Stock as they appear on the stock register of the Company on such record date, not more than 60 days nor less than 10 days preceding the payment date of such dividend, as shall be fixed in advance by the Board of Directors. Dividends on account of arrears for any past
    Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed in advance by the Board of Directors.

              If there shall be outstanding shares of any other class or series of preferred stock of the Company ranking on a parity as to dividends with the Series M Preferred Stock, the Company, in making any dividend payment on account of arrears on the Series M Preferred Stock or such other class or series of preferred stock, shall make payments ratably upon all outstanding shares of Series M Preferred Stock and such other class or series of preferred stock in proportion to the respective amounts of dividends in arrears upon all such outstanding shares of Series M Preferred Stock and such other class or series of preferred stock to the date of such dividend payment.

              Holders of shares of Series M Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on such shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment that is in arrears.

              3. Redemption. The Series M Preferred Stock is not subject to any mandatory redemption pursuant to a sinking fund or otherwise. The Company, at its option, may redeem shares of Series M Preferred Stock, as a whole or in part, at any time or from time to time on or after October 8, 2007, at a price of $250 per share, plus accrued and accumulated but unpaid dividends thereon to but excluding the date fixed for redemption (the "Redemption Price").

              If the Company shall redeem shares of Series M Preferred
    Stock pursuant to this Section 3, notice of such redemption shall be given by first class mail, postage prepaid, not less than 30 or more than 90 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as shown on the stock register of the Company. Each such notice shall state: (a) the redemption date; (b) the number of shares of Series M Preferred Stock to be redeemed and, if less than all such shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (c) the Redemption Price; (d) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the Redemption Price) dividends on the shares of Series M Preferred Stock so called for redemption shall cease to accrue, and such shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Redemption Price) shall cease. Upon surrender in accordance with such notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), the Company shall redeem such shares at the Redemption Price. If less than all the outstanding shares of Series M Preferred Stock are to be redeemed, the Company shall select those shares to be redeemed from outstanding shares of Series M Preferred Stock not previously called for redemption by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors to be equitable.

              The Company shall not redeem less than all the outstanding shares of Series M Preferred Stock pursuant to this Section 3, or purchase or acquire any shares of Series M Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series M Preferred Stock, unless full cumulative dividends shall have been paid or declared and set apart for payment upon all outstanding shares of Series M Preferred Stock for all past Dividend Periods, and unless all matured obligations of the Company with respect to all sinking funds, retirement funds or purchase funds for all series of Preferred Stock then outstanding have been met.

              4. Shares to be Retired. All shares of Series M Preferred Stock redeemed by the Company shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be reissued.

              5. Conversion or Exchange. The holders of shares of Series M Preferred Stock shall not have any rights to convert any such shares into or exchange any such shares for shares of any other class or series of capital stock of the Company.

              6. Voting. Except as otherwise provided in this Section 6 or as otherwise required by law, the Series M Preferred Stock shall have no voting rights.

              If six quarterly dividends (whether or not consecutive) payable on shares of Series M Preferred Stock are in arrears at the time of the record date to determine stockholders for any annual meeting of stockholders of the Company, the number of directors of the Company shall be increased by two, and the holders of shares of Series M Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) shall be entitled at such annual meeting of stockholders to elect two directors of the Company, with the remaining directors of the Company to be elected by the holders of shares of any other class or classes or series of stock entitled to vote therefor. In any such election, holders of shares of Series M Preferred Stock shall have one vote for each share held.

              At all meetings of stockholders at which holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of all classes and series of capital stock of the Company having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by such single class of its designated Directors. In any election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting.

              Any director who has been elected by the holders of shares of Series M Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) may be removed at any time, with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If a vacancy occurs among the Directors elected by such stockholders voting as a class, other than by removal from office as set forth in the preceding sentence, such vacancy may be filled by the remaining Director so elected, or his successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

              The voting rights of the holders of the Series M Preferred Stock to elect Directors as set forth above shall continue until all dividend arrearages on the Series M Preferred Stock have been paid or declared and set apart for payment. Upon the termination of such voting rights, the terms of office of all persons who may have been elected pursuant to such voting rights shall immediately terminate, and the number of directors of the Company shall be decreased by two.

              Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting separately as a class without regard to series, with the holders of shares of Series M Preferred Stock being entitled to cast one vote per share, the Company may not:

              (i) create any class of stock that shall have preference as to dividends or distributions of assets over the Series M Preferred Stock; or

              (ii) alter or change the provisions of the Certificate of Incorporation (including any Certificate of Amendment or Certificate of Designation relating to the Series M Preferred Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series M Preferred Stock;

    provided, however, that if such creation or such alteration or change would adversely affect the powers, preferences or rights of one or more, but not all, series of Preferred Stock at the time outstanding, such alteration or change shall require consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class.

              7. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, voluntary or involuntary, the holders of Series M Preferred Stock shall be entitled to receive out of the assets of the Company available for distribution to stockholders, before any distribution of assets shall be made to the holders of the Common Stock or of any other shares of stock of the Company ranking as to such distribution junior to the Series M Preferred Stock, a liquidating distribution in an amount equal to $250 per share (the "Liquidation Preference") plus an amount equal to any accrued and accumulated but unpaid dividends thereon to the date of final distribution. The holders of the Series M Preferred Stock shall not be entitled to receive the Liquidation Preference and such accrued dividends, however, until the liquidation preference of any other class of stock of the Company ranking senior to the Series M Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full.

              If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets available for distribution are insufficient to pay in full the amounts payable with respect to the Series M Preferred Stock and any other shares of stock of the Company ranking as to any such distribution on a parity with the Series M Preferred Stock, the holders of the Series M Preferred Stock and of such other shares shall share ratably in any distribution of assets of the Company in proportion to the full respective preferential amounts to which they are entitled.

              After payment to the holders of the Series M Preferred Stock of the full preferential amounts provided for in this Section 7, the holders of the Series M Preferred Stock shall be entitled to no further participation in any distribution of assets by the Company.

              Consolidation or merger of the Company with or into one or more other corporations, or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all of the assets of the Company, shall not be deemed or construed to be a liquidation, dissolution or winding up of the Company within the meaning of this
    Section 7 if the preferences or special voting rights of the holders of shares of Series M Preferred Stock are not impaired thereby.

              8. Limitation on Dividends on Junior Stock. So long as any Series M Preferred Stock shall be outstanding the Company shall not declare any dividends on the Common Stock or any other stock of the Company ranking as to dividends or distributions of assets junior to the Series M Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Company, other than a distribution of Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless the following conditions shall be satisfied at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

              (i) full cumulative dividends shall have been paid or declared and set apart for payment on all outstanding shares of Preferred Stock other than Junior Stock; and

              (ii) the Company shall not be in default or in arrears with respect to any sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock;

    provided, however, that any funds theretofore deposited in any sinking fund or other similar fund with respect to any Preferred Stock in compliance with the provisions of such sinking fund or other similar fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund or other similar fund regardless of whether at the time of such application full cumulative dividends upon shares of Series M Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment by the Company.

    Travelers Group Inc. has caused this Certificate to be duly executed by its Executive Vice President, and attested by its Assistant Secretary this 7th day of October, 1997.


                        TRAVELERS GROUP INC.


                    By     /s/ Charles O. Prince, III
                       _________________________________
                               Charles O. Prince, III
                               Executive Vice President


Attest:


 /s/ Shelley J. Dropkin
 ____________________________
 Shelley J. Dropkin
 Assistant Secretary

                               Certificate of Designation
                                           of
                  Cumulative Adjustable Rate Preferred Stock, Series Y
                                           of
                                   The Travelers Inc.

                             ______________________________

                            Pursuant to Section 151 of the
                    General Corporation Law of the State of Delaware
                             ______________________________


                       The  Travelers  Inc.,  a  Delaware  corporation  (the
             "Corporation"), hereby certifies that:

                       1. The Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") fixes the total number of shares of all classes of capital stock that the Corporation shall have the authority to issue at five hundred million (500,000,000) shares of common stock, par value $.01 per share ("Common Stock"), and thirty million (30,000,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock").

                       2. The Certificate of Incorporation expressly grants to the Board of Directors of the Corporation (the "Board of Directors") authority to provide for the issuance of the shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

                       3. Pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, the Board of Directors, by action duly taken on March 23, 1994, adopted resolutions providing for the Cumulative Adjustable Rate Preferred Stock, Series Y (the "Series Y Preferred Stock") as follows:


                            RESOLVED,  that  an   issue  of   a  series   of
                  Preferred Stock is hereby provided for, and the number of shares to be included in such series is established, and the designation, powers, preference and rights, and qualifications, limitations or restrictions of such series are fixed hereby as follows:


                  CUMULATIVE ADJUSTABLE RATE PREFERRED STOCK, SERIES Y

                            1. Designation and Number of Shares. The designation of such series shall be Cumulative Adjustable Rate Preferred Stock, Series Y (the "Series Y Preferred Stock"), and the number of shares constituting such series shall be 5,000. Shares of the Series Y
                  Preferred  Stock shall  have  a  par  value of  $1.00  per share, and the amount of $100,000 shall be the "liquidation value" of each share of the Series Y Preferred Stock.

             The number of authorized shares of Series Y Preferred Stock may be reduced (but not below the number of shares thereof then outstanding) by further resolution duly adopted by the Board of Directors or the Executive Committee and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized shares of Series Y Preferred Stock shall not be increased.

                            2.   Dividends.   (a)   Dividends  on each share
                  of Series Y Preferred Stock shall be payable with respect to each quarter beginning on the last day of March, June, September and December of each year and ending on the day immediately prior to the first day of the next succeeding period ("Quarterly Dividend Period"), in arrears, payable commencing on June 30, 1994, and on each September 30, December 31, March 31 and June 30 thereafter with respect to the quarter then ended, provided that if such day is not a Business Day (as hereinafter defined), such dividend shall be paid on the next succeeding Business Day (each a "Dividend Payment Date"), at a rate per annum equal to the Applicable Rate (as determined in accordance with paragraph (b) or (c) of this Section 2, as applicable) in effect for the Quarterly Dividend Period to which such dividend relates, multiplied by the liquidation value of each such share. Such dividends shall be cumulative from March 31, 1994, and shall be payable, when and as declared by the Board of Directors, out of assets legally available for such purpose, on each Dividend Payment Date as set forth above. Each such dividend shall be paid to the holders of record of shares of the Series Y Preferred Stock as they appear on the books of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed in advance by the Board of Directors of the Corporation. Dividends in arrears for any past Quarterly Dividend Periods may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors of the Corporation.

                            (b) The Applicable Rate for each Quarterly Dividend Period commencing prior to December 31, 1995 shall be 4.85%.

                            (c) The Applicable Rate for each Quarterly Dividend Period commencing on or after December 31, 1995, shall be equal to the greater of (i) the Short Term Rate (as hereinafter defined) on the Business Day immediately preceding the Dividend Payment Date for the immediately preceding Quarterly Dividend Period (the "Dividend Reset Date"), and (ii) 4.85%.

                            (d) "Short Term Rate" shall mean a rate equal to (i) 85% of the Commercial Paper Rate (as hereinafter defined) if on the Dividend Reset Date either (x) the rating for the Preferred Stock of the Corporation published by Moody's Investors Service Inc. ("Moody's") is "A2" or lower or the rating for the Preferred Stock of the Corporation published by Standard & Poor's Corporation ("S&P") is "A" or lower, or (y) the Preferred Stock of the Corporation is not rated by both Moody's and S&P, and (ii) 78% of the Commercial Paper Rate if the rating for the Preferred Stock of the

             Corporation published by Moody's is "Aa2" or higher and the rating for the Preferred Stock of the Corporation published by S&P is "AA" or higher.

                            (e) "Commercial Paper Rate" shall mean, on any Dividend Reset Date, a rate equal to the Money Market Yield (calculated as described below) of the 90-day rate for commercial paper, as made available and subsequently published in H.15(519) under the heading "Commercial Paper" for such date. In the event that such rate is not made available by 3:00 P.M., New York City time, on such Dividend Reset Date, then the Commercial Paper Rate shall be the Money Market Yield of the 90-day rate on such
                  Dividend Reset Date for commercial paper as made available and subsequently published in Composite Quota-tions under the heading "Commercial Paper." If by 3:00 P.M., New York City time, on such Dividend Reset Date such rate has not yet been made available in either H.15(519) or Composite Quotations, the Commercial Paper Rate for such Dividend Reset Date shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Dividend Reset Date of three leading dealers of commercial paper in the city of New York selected by the Corporation for
                  90-day commercial paper placed for an industrial issuer whose senior unsecured bond rating is "AA" or the equiva-lent from a nationally recognized securities rating agency; provided, however, that if the dealers selected as aforesaid are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Dividend Reset Date will be the Commercial Paper Rate in effect on the immediately preceding Dividend Reset Date.

                            (f) "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

                                                      x
                         Money Market Yield = ----------------- x 100
                                                360 - (D x M)


                  where "D" refers to the per annum rate for the commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calcu-lated.

                            (g) "Business Day" means any day that is not a Saturday, Sunday or a legal holiday in the State of New York.

                            (h) Dividends payable on the Series Y Preferred Stock for any Quarterly Dividend Period ending prior to December 31, 1995 shall be computed on the basis of one-fourth of the Applicable Rate. Dividends payable on the Series Y Preferred Stock for any Quarterly Dividend Period beginning on or after December 31, 1995 shall be computed on the basis of the actual number of days elapsed in the period for which such dividends are payable (whether a full or partial Quarterly Dividend Period) and based upon a year of 360 days. If the Corporation determines in good faith that for any reason the Applicable Rate cannot be determined for any Quarterly Dividend Period, then the

             Applicable Rate in effect for the preceding Quarterly Dividend Period shall be continued for such Quarterly Dividend Period.

                            3.   Optional    Redemption.       (a)       The
                  Corporation, at its sole option, out of funds legally available therefor, may redeem shares of the Series Y Preferred Stock, in whole or in part, on any Dividend Payment Date on or after December 31, 1995, at a redemption price of $100,000 per share, plus, in each case, an amount equal to accrued and unpaid dividends thereon to the date fixed for redemption (the "Redemption Price").

                            (b) In the event that fewer than all the outstanding shares of the Series Y Preferred Stock are to be redeemed, the shares to be redeemed from each holder of record shall be determined by lot or pro rata as may be determined by the Board of Directors or by any other method as may be determined by the Board of Directors in its sole discretion to be equitable.

                            (c)  In the  event the Corporation shall  redeem
                  shares of the Series Y Preferred Stock, written notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the books of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of the Series Y Preferred Stock to be redeemed and, in the case of a partial redemption pursuant to Section 3(b) hereof, the identification (by the number of the certificate or otherwise) of the shares of Series Y Preferred Stock to be redeemed; (iii) the Redemption Price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                            (d)  If  notice  of redemption  shall have  been
                  duly given, and if, on or before the redemption date specified therein, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding on and after such redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

                            If such  notice  of redemption  shall have  been
                  duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all shares so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest. The aforesaid bank or trust company shall be a bank or trust company organized and in good standing under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, The city of New York, having capital surplus and undivided profits aggregating at least $50,000,000 according to its latest published statement of condition, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be for the benefit of the Corporation. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of one year from such redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

                            (e)  Notwithstanding  the  foregoing  provisions
                  of this Section 3, unless the full cumulative dividends on all outstanding shares of the Series Y Preferred Stock shall have been paid or contemporaneously are declared and paid for all past Quarterly Dividend Periods, no shares of the Series Y Preferred Stock shall be redeemed unless all outstanding shares of the Series Y Preferred Stock are simultaneously redeemed, and neither the Corporation nor a subsidiary of the Corporation shall purchase or otherwise acquire for valuable consideration any shares of the Series Y Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of the Series Y Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all the outstanding shares of the Series Y Preferred Stock and mailed to the holders of record of all such outstanding shares at such holders' addresses as the same appear on the books of the Corporation and provided further that if some, but less than all, of the shares of the Series Y Preferred Stock are to be purchased or otherwise acquired pursuant to such purchase or exchange offer and the number of shares so tendered exceeds the number of shares so to be purchased or otherwise acquired by the Corporation, the shares of the Series Y Preferred Stock so tendered will be purchased or otherwise acquired by the Corporation on a pro rata basis according to the number of such shares duly tendered by each holder so tendering shares of the Series Y Preferred Stock for such purchase or exchange.

                            (f)  If  all  the   outstanding  shares  of  the
                  Series Y Preferred Stock shall not have been redeemed on or prior to March 30, 1999, each holder of the shares of the Series Y Preferred Stock remaining outstanding shall have the right to require that the Corporation repurchase, on the Business Day next following such date or on the Business Day next following each fifth anniversary of such date thereafter (the "Repurchase Date"), all but not less than all of such holder's then outstanding shares at a purchase price (the "Purchase Price") in cash equal to 100% of the aggregate liquidation value of such shares, together with all accrued and unpaid dividends on such shares to but not including the Repurchase Date, in accordance with the procedures set forth below.

                            (g) Not less than 30 or more than 60 days prior to the Repurchase Date any holder who desires to cause the Corporation to repurchase such holder's shares of

             Series Y Preferred Stock shall send by first-class mail, postage prepaid, to the Corporation at its principal executive offices, a notice stating (i) that such holder desires to cause the Corporation to repurchase such holder's shares of Series Y Preferred Stock, (ii) the number of shares to be repurchased, and (iii) the Repurchase Date. Holders electing to have shares of the Series Y Preferred Stock repurchased will be required to surrender the certificate or certificates representing such shares to the Corporation at least five business days prior to the Repurchase Date, and on the Repurchase Date the Corporation shall pay to such holder the Purchase Price.

                            (h) Any shares of the Series Y Preferred Stock that shall at any time have been redeemed or repurchased shall, after such redemption or repurchase, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once again designated as part of a particular series by the Board of Directors.

                            4. Conversion or Exchange; Sinking Fund. The holders of shares of the Series Y Preferred Stock shall not have any rights herein to convert such shares into, or exchange such shares for, shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation; nor shall the holders of shares of the Series Y Preferred Stock be entitled to the benefits of a sinking fund in respect of their shares of the Series Y Preferred Stock.

                            5.   Voting.  (a)   Except as otherwise provided
                  in this Section 5 or as otherwise required by law, the Series Y Preferred Stock shall have no voting rights.

                            (b) If six quarterly dividends (whether or not consecutive) payable on shares of Series Y Preferred Stock are in arrears at the time of the record date to determine stockholders for any annual meeting of stockholders of the Corporation, the number of directors of the Corporation shall be increased by two, and the holders of shares of Series Y Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) shall be entitled at such annual meeting of stockholders to elect two directors of the Corporation, with the remaining directors of the Corporation to be elected by the holders of shares of any other class or classes or series of stock entitled to vote therefor. In any such election, holders of shares of Series Y Preferred Stock shall have one vote for each share held.


                            At  all   meetings  of  stockholders  at   which
                  holders of Preferred Stock shall be entitled to vote for Directors as a single class, the holders of a majority of the outstanding shares of all classes and series of capital stock of the Corporation having the right to vote as a single class shall be necessary to constitute a quorum, whether present in person or by proxy, for the election by such single class of its designated Directors. In any election of Directors by stockholders voting as a class, such Directors shall be elected by the vote of at least a plurality of shares held by such stockholders present or represented at the meeting. At any such meeting, the election of Directors by stockholders voting as a class shall be valid notwithstanding that a quorum of other stockholders voting as one or more classes may not be present or represented at such meeting.

                            (c) Any director who has been elected by the holders of shares of Series Y Preferred Stock (voting separately as a class with the holders of shares of any one or more other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) may be removed at any time, with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If a vacancy occurs among the Directors elected by such stockholders voting as a class, other than by removal from office as set forth in the preceding sentence, such vacancy may be filled by the remaining Director so elected, or his or her successor then in office, and the Director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of Directors.

                            (d) The voting rights of the holders of Series Y Preferred Stock to elect Directors as set forth above shall continue until all dividend arrearages on the Series Y Preferred Stock have been paid or declared and set apart for payment. Upon the termination of such voting rights, the terms of office of all persons who may have been elected pursuant to such voting rights shall immediately terminate, and the number of directors of the Corporation shall be decreased by two.

                            (e) Without the consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of the total number of shares of Preferred Stock then outstanding, voting separately as a class without regard to series, with the holders of shares of Series Y Preferred Stock being entitled to cast one vote per share, the Corporation may not:

                                 (i)  create any  class of stock that  shall
                       have preference as to dividends or distributions of assets over the Series Y Preferred Stock; or

                                 (ii) alter  or change the provisions of the
                       Certificate of Incorporation (including any Certificate of Amendment or Certificate of Designation relating to the Series Y Preferred
                       Stock) so as to adversely affect the powers, preferences or rights of the holders of shares of Series Y Preferred Stock; provided, however, that if such creation or such alteration or change would adversely affect the powers, preferences or rights of one or more, but not all, series of Preferred Stock at the time outstanding, such alteration or change shall require consent of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast by the holders of all of the shares of all such series so affected, voting as a class.

                            6. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of the Series Y Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any payment or distribution shall be made on the Common Stock or on any other class or series of stock ranking junior to shares of the Series Y Preferred Stock as to amounts distributable on dissolution, liquidation or winding up, $100,000 per share, plus an amount equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

                            (b) Neither the merger or consolidation of the Corporation into or with any other corporation nor the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, of the Corporation for the purpose of this
                  Section 6.

                            (c) After the payment to the holders of the shares of the Series Y Preferred Stock of the full preferential amounts provided for in this Section 6, the holders of the Series Y Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

                            (d) In the event the assets of the Corporation available for distribution to the holders of shares of the Series Y Preferred Stock upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 6, the holders of shares of the Series Y Preferred Stock and of any shares of Preferred Stock of any series or any other stock of the Corporation ranking, as to the amounts distributable upon dissolution, liquidation or winding up, on a parity with the Series Y Preferred Stock, shall share ratably in any distribution in proportion to the full respective preferential amounts to which they are entitled.

                            7. Ranking of Stock of the Corporation. In respect of the Series Y Preferred Stock, any stock of any class or classes of the Corporation shall be deemed to rank:

                            (a) prior to the shares of Series Y Preferred Stock, either as to dividends or upon liquidation, if the holders of such stock shall be entitled to either the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the
                  Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of shares of the Series Y Preferred Stock;

                            (b)  on  a parity  with shares  of the  Series Y
                  Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates, redemption amounts per share or liquidation values per share or sinking fund provisions, if any, are different from those of the Series Y Preferred Stock, if the holders of such stock shall be entitled to either the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, as the case may be, in proportion to their respective dividend rates or liquidation values, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of the Series Y Preferred Stock, provided in any such case such stock does not rank prior to the Series Y Preferred Stock; and


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

                            (c)  junior to  shares of the Series Y Preferred
                  Stock, as to dividends and upon liquidation, if such stock shall be Common Stock or if the holders of shares of the Series Y Preferred Stock shall be entitled to receipt of dividends and of amounts distributable upon dissolution, liquidation or winding up of the
                  Corporation, whether voluntary or involuntary, as the case may be, in preference or priority to the holders of such stock.

                            The Series  Y Preferred  Stock  is  on a  parity
                  with the 8.125% Cumulative Preferred Stock, Series A; the 5.50% Convertible Preferred Stock, Series B; the $4.53 ESOP Convertible Preferred Stock, Series C; the 9.25% Preferred Stock, Series D; and the $45,000 Cumulative Redeemable Preferred Stock, Series Z, of the Corporation heretofore authorized for issuance by the Corporation.

                            8. Definition. When used herein, the term "subsidiary" shall mean any corporation a majority of whose voting stock ordinarily entitled to elect directors is owned, directly or indirectly, by the Corporation.

                            9. Limitation on Dividends on Junior Stock. So long as any shares of Series Y Preferred Stock shall be outstanding, without the consent of the holders of two-thirds of the shares of the Series Y Preferred Stock then outstanding the Corporation shall not declare any dividends on the Common Stock or any other stock of the Corporation ranking as to dividends or distributions of assets junior to the Series Y Preferred Stock (the Common Stock and any such other stock being herein referred to as "Junior Stock"), or make any payment on account of, or set apart money for, a sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Junior Stock, or make any distribution in respect thereof, whether in cash or property or in obligations or stock of the Corporation, other than a distribution of Junior Stock (such dividends, payments, setting apart and distributions being herein called "Junior Stock Payments"), unless the following conditions shall be satisfied at the date of such declaration in the case of any such dividend, or the date of such setting apart in the case of any such fund, or the date of such payment or distribution in the case of any other Junior Stock Payment:

                            (a) full cumulative dividends shall have been paid or declared and set apart for payment on all outstanding shares of Preferred Stock other than Junior Stock; and

                            (b) the Corporation shall not be in default or in arrears with respect to any sinking fund or other similar fund or agreement for the purchase, redemption or other retirement of any shares of Preferred Stock other than Junior Stock;

                  provided, however, that any funds theretofore deposited in any sinking fund or other similar fund with respect to any Preferred Stock in compliance with the provisions of such sinking fund or other similar fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund or other similar fund regardless of whether at the time of such application full cumulative dividends upon


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

             shares of Series Y Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment by the Corporation.

                            10. Waiver, Modification and Amendment. notwithstanding any other provisions relating to the Series Y Preferred Stock, any of the rights or benefits of the holders of the Series Y Preferred Stock may be waived, modified or amended with the consent of the holders of all of the then outstanding shares of Series Y Preferred Stock. Any such waiver, modification or amendment shall be deemed to have the same effect as satisfaction in full of any such right or benefit as though actually received by such holders.


                            The  Travelers Inc.  has caused this Certificate
             to be duly executed by its Senior Vice President, and attested by its Assistant Secretary this 30th day of March, 1994.


                                      THE TRAVELERS INC.

                                         /s/ Charles O. Prince, III
                                      By ______________________________
                                              Charles O. Prince, III
                                              Senior Vice President

             Attest:

             /s/ Mark J. Amrhein
             ______________________________
             Mark J. Amrhein
             Assistant Secretary









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